As filed with the Securities and Exchange Commission on September 27, 2004

                                                                      File Nos.
                                                                      002-30203
                                                                      811-01608
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

      Pre-Effective Amendment No.  _____

      Post-Effective Amendment No.  47                        (X)

                                    and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

      Amendment No.    31                                     (X)

                          FRANKLIN HIGH INCOME TRUST
              (Exact Name of Registrant as Specified in Charter)

                One Franklin Parkway, San Mateo, CA 94403-1906
              (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code (650) 312-2000

       Murray L. Simpson, One Franklin Parkway, San Mateo, CA 94403-1906
              (Name and Address of Agent for Service of Process)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

[ ]  immediately upon filing pursuant to paragraph (b)
[x]  on October 1, 2004 pursuant to paragraph (b)
[ ]  60 days after filing pursuant to paragraph (a)(1)
[ ]  on (date) pursuant to paragraph (a)(1)
[ ]  75 days after filing pursuant to paragraph (a)(2)
[ ]  on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.






OCTOBER 1, 2004


The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


PROSPECTUS CLASS A, B, C & R


FRANKLIN'S
AGE HIGH
INCOME FUND

FRANKLIN HIGH INCOME TRUST








[Insert FRANKLIN(R)TEMPLETON(R)INVESTMENTS logo]





CONTENTS

THE FUND
[Begin callout]
INFORMATION ABOUT THE FUND YOU SHOULD KNOW BEFORE INVESTING
[End callout]


  Goals and Strategies                        2

  Main Risks                                  4

  Performance                                 8

  Fees and Expenses                          10

  Management                                 12

  Distributions and Taxes                    15

  Financial Highlights                       17


YOUR ACCOUNT

[Begin callout]
INFORMATION ABOUT SALES CHARGES, ACCOUNT TRANSACTIONS AND SERVICES
[End callout]


Choosing a Share Class                       21

Buying Shares                                33

Investor Services                            36

Selling Shares                               39

Exchanging Shares                            42

Account Policies                             49

Questions                                    55


FOR MORE INFORMATION


[Begin callout]
WHERE TO LEARN MORE ABOUT THE FUND
[End callout]

Back Cover

THE FUND

GOALS AND STRATEGIES

GOALS

The Fund's principal investment goal is to earn a high level of current income. Its secondary goal is to seek capital appreciation to the extent it is possible and consistent with the Fund's principal goal.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests mainly in high yield, lower rated debt securities.


Lower rated securities generally pay higher yields than more highly rated securities to compensate investors for the higher risk. The Fund seeks to invest in securities offering the highest yield and expected total return without taking on an excessive amount of risk relative to the expected yield and total return.


[Begin callout]
The Fund invests mainly in high yield, lower rated debt securities.
[End callout]

A debt security represents an obligation of an issuer to repay a loan of money to it and generally provides for the payment of interest. These include bonds, notes, and debentures. The Fund may invest in senior and subordinated debt securities. Subordinated debt is more risky because its holder will be paid only after the holders of senior debt securities are paid. The Fund may invest in "zero coupon bonds," which are debt securities that typically pay interest only at maturity rather than periodically during the life of the security and are issued at a significant discount from their principal amount.

The Fund may invest up to 100% of its total assets in debt securities that are rated below investment grade, sometimes called "junk bonds." Investment grade debt securities are rated in one of the top four ratings categories by independent rating organizations such as Standard & Poor's Ratings Group (S&P(R)) and Moody's Investors Service (Moody's). The Fund may buy both rated and unrated debt securities including securities rated below B by Moody's or S&P(R).

The Fund's manager is a research driven, fundamental investor that relies on a team of analysts to provide in-depth industry expertise and uses both qualitative and quantitative analysis to evaluate companies. As a "bottom-up" investor, the manager focuses primarily on individual securities. The manager also considers sectors when choosing investments.

In selecting securities for the Fund's investment portfolio, the manager does not rely principally on the ratings assigned by rating agencies, but performs its own independent investment analysis to evaluate the creditworthiness of the issuer. The manager considers a variety of factors, including the issuer's experience and managerial strength, its sensitivity to economic conditions, and its current financial condition.

The Fund may invest in securities issued by companies and governments in any foreign country, developed or developing. Foreign securities held by the Fund generally will be denominated in U.S. dollars and traded on U.S. markets.

TEMPORARY INVESTMENTS

When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term debt and money market instruments, including U.S. government securities, money market fund shares, high-grade commercial paper, repurchase agreements and other money market equivalents. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goals.

MAIN RISKS

[Begin callout]
Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

CREDIT

An issuer of a debt security may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact Fund performance.

LOWER-RATED SECURITIES. Junk bonds generally have more credit risk than higher-rated securities.

Companies issuing high yield, fixed-income securities are not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These securities may be worthless and the Fund could lose its entire investment.

The prices of high yield, fixed-income securities fluctuate more than higher-quality debt securities. Prices are especially sensitive to developments affecting the company's business and to changes in the ratings assigned by rating agencies. Prices often are closely linked with the company's stock prices and typically rise and fall in response to factors that affect stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors.

High yield securities generally are less liquid than higher-quality securities. Many of these securities do not trade frequently, and when they do their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the Fund's ability to sell securities in response to specific economic events or to meet redemption requests.

INTEREST RATE

When interest rates rise, debt security prices fall. The opposite is also true: debt security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these price changes.

INCOME

Since the Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when interest rates fall.

FOREIGN SECURITIES

Investing in foreign securities, including securities of foreign governments and foreign securities traded on U.S. markets, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price.

CURRENCY EXCHANGE RATES. Although foreign securities held by the Fund generally will be denominated in U.S. dollars, some foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars.

POLITICAL AND ECONOMIC DEVELOPMENTS. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund's investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.

TRADING PRACTICES. Brokerage commissions and other fees generally are higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the Fund's assets) also may involve delays in payment, delivery or recovery of money or investments.

AVAILABILITY OF INFORMATION. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

LIMITED MARKETS. Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means the Fund may at times be unable to sell foreign securities at favorable prices.

CALL

A debt security may be prepaid (called) before maturity. An issuer is more likely to call its securities when interest rates are falling, because the issuer can issue new securities with lower interest payments. If a debt security is called, the Fund may have to replace it with a lower-yielding security. At any time, the Fund may have a large amount of its assets invested in securities subject to call risk. A call of some or all of these securities may lower the Fund's income and yield and its distributions to shareholders.



More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.
[End callout]

PERFORMANCE

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past 10 calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results.

CLASS A ANNUAL TOTAL RETURNS/1
[Insert bar graph]



-1.54%  18.67%  14.21%  12.09%  1.52%  0.48%  -7.37%  2.92%  -3.43%  35.29%
---------------------------------------------------------------------------
94      95      96      97      98     99     00      01     02      03
                                    YEAR

Best Quarter:                             Q2 '03     12.36%
Worst Quarter:                            Q2 '02     -7.29%


AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2003

                                       1 YEAR    5 YEARS  10 YEARS
--------------------------------------------------------------------
AGE High Income Fund - Class A/2
Return Before Taxes                    29.85%     3.70%     6.17%
Return After Taxes on Distributions    26.36%    -0.23%     2.22%
Return After Taxes on Distributions
and Sale of Fund Shares                19.07%     0.59%     2.69%
CS First Boston High Yield Index/3     27.94%     6.44%     7.30%
(index reflects no deduction for
fees, expenses, or taxes)

                                                       SINCE
                                                     INCEPTION
                              1 YEAR      5 YEARS    (1/01/99)
----------------------------------------------------------------
AGE High Income Fund - Class  30.80%      3.73%        3.73%
B/2
CS First Boston High Yield
Index/3                       27.94%      6.44%        6.44%

                                                       SINCE
                                                     INCEPTION
                              1 YEAR      5 YEARS    (5/16/95)
----------------------------------------------------------------
AGE High Income Fund - Class  31.98%      3.72%        5.93%
C/2
CS First Boston High Yield
Index/3                       27.94%      6.44%        7.60%



                              1 YEAR      5 YEARS    10 YEARS
----------------------------------------------------------------
AGE High Income Fund - Class
R/2,4                         34.40%      4.26%      6.15%
CS First Boston High Yield
Index/3                       27.94%      6.44%      7.30%



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

After-tax returns are shown only for Class A; after-tax returns for other classes of shares will vary.


1. Figures do not reflect sales charges. If they did, returns would be lower. As of June 30, 2004, the Fund's year-to-date return was 1.20% for Class A.
2. Figures reflect sales charges. All Fund performance assumes reinvestment of dividends and capital gains. May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. Source: Standard & Poor's Micropal. The Credit Suisse First Boston High Yield Index is an unmanaged, trader priced portfolio constructed to mirror the high yield debt market. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
4. Effective January 1, 2002, the Fund began offering Class R shares, which do not have initial sales charges. Performance quotations for this class reflect the following methods of calculation: (a) for periods prior to January 1, 2002, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, reflecting the Rule 12b-1 rate differential between Class A and R; and (b) for periods after January 1, 2002, actual Class R performance is used reflecting all charges and fees applicable to that class.


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



SHAREHOLDER FEES                    (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                     CLASS A    CLASS B   CLASS C   CLASS R
----------------------------------------------------------------------------
Maximum sales charge (load) as a
percentage of offering price         4.25%      4.00%     1.00%     1,00
  Load imposed on purchases          4.25%      None      None      None
  Maximum deferred sales charge      None/1     4.00%/2   1.00%     1.00
(load)
  Redemption fee on shares sold      2.00%      2.00%     2.00%     2.00%
  within 5 New York Stock Exchange
  trading days following their
  purchase date/3

Please see "Choosing a Share Class" on page 21 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES           (EXPENSES DEDUCTED FROM FUND ASSETS)
                                         CLASS A CLASS B   CLASS C  CLASS R
------------------------------------------------------------------------------
Management fees/4                        0.46%   0.46%     0.46%    0.46%
Distribution and service                 0.15%   0.65%     0.65%    0.50%
(12b-1) fees
Other expenses                           0.15%   0.15%     0.15%    0.15%
                                         -------------------------------------
Total annual Fund operating expenses     0.76%   1.26%     1.26%    1.11%
                                         -------------------------------------
                                         -------------------------------------
Management fee reduction/4              -0.01%  -0.01%    -0.01%   -0.01%
                                         -------------------------------------
                                         -------------------------------------
Net annual Fund operating expenses/4     0.75%   1.25%     1.25%    1.10%
                                         =====================================

1. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see page 25) and purchases by certain retirement plans without an initial sales charge.
2. Declines to zero after six years.
3. The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is retained by the Fund and generally withheld from redemption proceeds. For more details, see "Redemption Fee" section.
4. The manager had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission.


EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o  You invest $10,000 for the periods shown;
o  Your investment has a 5% return each year; and
o  The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                               1 YEAR    3 YEARS  5 YEARS   10 YEARS
----------------------------------------------------------------------
If you sell your shares at
the end of the period:
CLASS A                        $498/1    $654     $824      $1,316
CLASS B                        $527      $697     $886      $1,373/2
CLASS C/3                      $227      $397     $686      $1,511
CLASS R                        $212      $350     $606      $1,340
If you do not sell your
shares:
CLASS B                        $127      $397     $686      $1,373/2
CLASS C/3                      $127      $397     $686      $1,511
CLASS R                        $112      $350     $606      $1,340


1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.

3. Revised to show the elimination of the initial sales charge on January 1, 2004. The actual costs were $325, $493, $779 and $1,596, respectively, if you sell your shares at the end of the period or $226, $493, $779 and $1,596, respectively, if you do not sell your shares.


MANAGEMENT


On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the "Company") claiming violations of the Massachusetts Uniform Securities Act ("Massachusetts Act") with respect to an alleged arrangement to permit market timing (the "Mass. Proceeding"). On February 17, 2004, the Company filed an Answer denying all violations of the Massachusetts Act. Hearings on this matter are presently scheduled in the coming months.

The Company, in addition to most of the mutual funds within Franklin Templeton Investments, has been named in shareholder class actions related to the matter described above that were filed in the United States District Courts in California, Florida, Nevada, New Jersey and New York. These parties, as well as certain of the mutual funds' trustees/directors, have also been named in a shareholder class action filed in March 2004 in the United States District Court in New Jersey. This lawsuit alleges violations of certain provisions of the federal securities laws and state common law fiduciary obligations in connection with Rule 12b-1 fees and brokerage commissions paid by the mutual funds. These lawsuits seek damages of unspecified amounts. The Company believes that the claims made in the lawsuits are without merit and it intends to defend vigorously against the allegations. It is anticipated that additional similar civil actions related to the matters described above may be filed in the future.

On August 2, 2004, Franklin Resources, Inc. announced that Franklin Advisers, Inc. (adviser to many of the funds within Franklin Templeton Investments, and an affiliate of the adviser to the other funds) had reached a settlement with the U.S. Securities and Exchange Commission ("SEC") that resolved an SEC investigation of market timing activity in the Franklin Templeton Investments funds. As part of the settlement, on August 2, 2004, the SEC issued an "Order instituting administrative and cease-and-desist proceedings pursuant to sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and sections 9(b) and 9(f) of the Investment Company Act of 1940, making findings and imposing remedial sanctions and a cease and desist order" (the "Order"). The SEC's Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the Mass. Proceeding described above.

Under the terms of the SEC's Order, pursuant to which Franklin Advisers, Inc., neither admits nor denies any wrongdoing, Franklin Advisers, Inc. has agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to fund shareholders in accordance with a plan to be developed by an Independent Distribution Consultant ("IDC"). Because the IDC has not yet been retained and the distribution methodology has not yet been developed, it is presently not possible to say which particular funds will be determined to have been affected or which particular groups of fund shareholders will receive distributions or in what proportion and amounts.

In the Order, the SEC notes that the Company has generally sought to detect, discourage and prevent market timing in its funds and began to increase its efforts to control market timing in 1999. The Order also requires Franklin Advisers to, among other things:

o Enhance and periodically review compliance policies and procedures, and establish a corporate ombudsman;

o Establish a new internal position whose responsibilities shall include compliance matters related to conflicts of interests; and

o Retain an Independent Distribution Consultant to develop a plan to distribute the $50 million settlement to fund shareholders.

The Staff of the SEC has also informed the Company that it is considering recommending a civil action or proceeding against Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc. ("Distributors") (the principal underwriter of shares of the Franklin Templeton mutual funds) concerning payments to securities dealers who sell fund shares (commonly referred to as "revenue sharing"). The staff of the California Attorney General's Office also has advised that it is authorized to bring a civil action against Franklin Resources, Inc. and Distributors arising from the same events. Even though the Company currently believes that the contemplated charges are unwarranted, it also believes that it is in the best interest of the Company and fund shareholders to resolve these issues voluntarily, to the extent the Company can reasonably do so. If it is found that the Company bears responsibility for any unlawful or improper conduct, the Company has committed to making the funds or their shareholders whole, as appropriate.

These issues were previously disclosed by the Company as being under investigation by government authorities and the subject of an internal inquiry by the Company in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on the Company's website at franklintempleton.com under "Statement on Current Industry Issues."


Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, CA 94403-1906, is the Fund's investment manager. Together, Advisers and its affiliates manage over $353 billion in assets.

The portfolio manager responsible for the Fund's management is:

CHRISTOPHER MOLUMPHY CFA, EXECUTIVE VICE PRESIDENT OF ADVISERS
Mr. Molumphy has been a manager of the Fund since 1991. He joined Franklin Templeton Investments in 1988.


The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended May 31, 2004, management fees, before any reduction were 0.46% of the Fund's average monthly net assets. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid 0.45% of its average monthly net assets to the manager for its services. This reduction is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission.



DISTRIBUTIONS AND TAXES



INCOME AND CAPITAL GAIN DISTRIBUTIONS
The Fund intends to pay an income dividend monthly from its net investment income. Capital gains, if any, may be distributed at least annually. The amount of any distributions will vary, and there is no guarantee the Fund will pay either income dividends or a capital gain distribution.

ANNUAL STATEMENTS. Every January, you will receive a statement that shows the tax status of distributions you received the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

AVOID "BUYING A DIVIDEND." If you invest in the Fund shortly before it makes a capital gain distribution, you may receive some of your investment back in the form of a taxable distribution.

TAX CONSIDERATIONS


In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable as long-term capital gains no matter how long you have owned your shares. Long-term capital gain distributions qualify for the 15% tax rate (5% for individuals in the 10% and 15% federal rate brackets). A portion of the income dividends paid to you may be qualified dividends eligible for taxation by individuals at long-term capital gain rates, so long as you meet certain holding period requirements.


SALES OF FUND SHARES. When you sell your shares in the Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale.


BACKUP WITHHOLDING. If you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding at a rate of 28% on any distributions of income, capital gains or proceeds from the sale of your shares.


OTHER TAX INFORMATION. Fund distributions and gains from the sale of your Fund shares generally are subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in the Fund.

FINANCIAL HIGHLIGHTS

This table presents the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.


CLASS A                                            YEAR ENDED MAY 31,
----------------------------------------------------------------------
                             2004     2003     2002     2001     2000
----------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year            1.88     1.87     2.09     2.30     2.69
                         ---------------------------------------------
  Net investment              .16      .16      .20      .23      .26
income/1
  Net realized and
unrealized gains              .13              (.22)    (.19)    (.39)
(losses)                               .01
                         ---------------------------------------------
Total from investment
operations                    .29      .17     (.02)     .04     (.13)
                         ---------------------------------------------
Less distributions from
net investment income        (.15)    (.16)    (.20)    (.25)    (.26)
                         ---------------------------------------------
Redemption fees                -5       -5        -        -        -
Net asset value, end of      2.02     1.88     1.87     2.09     2.30
year
                         =============================================
Total return (%)/2          15.67    10.67     (.68)    1.73    (5.01)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)              2,172,749 2,077,768 2,024,885 2,222,713 2,442,432
Ratios to average net
assets: (%)
  Expenses                    .75      .76      .75      .76      .74
  Net investment income      7.73     9.72    10.27    10.30    10.28
Portfolio turnover rate     44.07    36.52    18.56    21.37    18.79
(%)

CLASS B                         YEAR ENDED MAY 31,
----------------------------------------------------------------------
                           2004     2003     2002     2001     2000
----------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year            1.88     1.87     2.08     2.30     2.68
                         ---------------------------------------------
  Net investment              .15      .16      .19      .21      .24
income1
  Net realized and
unrealized gains                               (.21)    (.19)    (.37)
(losses)                      .13       --
                         ---------------------------------------------
Total from investment         .28      .16
operations                                     (.02)     .02     (.13)
                         ---------------------------------------------
Less distributions from      (.14)    (.15)
net investment income                          (.19)    (.24)    (.25)
                         ---------------------------------------------
Redemption fees              -/5       -/5       -        -        -

                         ---------------------------------------------
Net asset value, end of      2.02     1.88     1.87     2.08     2.30
year
                         ---------------------------------------------
Total return (%)/2          15.12    10.13     (.70)     .73    (5.49)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)               207,680  182,494  153,639  119,496   69,565
Ratios to average net
assets: (%)
 Expenses                    1.25     1.27     1.26     1.27     1.25

 Net investment income       7.23     9.21     9.75     9.79     9.85
Portfolio turnover rate     44.07    36.52    18.56    21.37    18.79
(%)


CLASS C                             YEAR ENDED MAY 31,
--------------------------------------------------------------
                       2004    2003    2002    2001    2000
--------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year        1.89    1.88    2.09    2.31    2.69
                      ----------------------------------------
  Net investment          .15     .16     .19     .22     .25
income1
  Net realized and
unrealized gains                         (.21)   (.20)   (.38)
(losses)                  .13      --
                      ----------------------------------------
Total from
investment operations     .28     .16    (.02)    .02    (.13)
                      ----------------------------------------
Less distributions
from net investment      (.14)   (.15)   (.19)   (.24)   (.25)
income
                      ----------------------------------------
Redemption fees            -5      -5       -       -       -
                      ----------------------------------------
Net asset value, end
of year                  2.03    1.89    1.88    2.09    2.31
                      ----------------------------------------

Total return (%)/2      15.01   10.07    (.71)    .75   (5.46)

RATIOS/SUPPLEMENTAL
DATA
Net assets, end of
year                  416,171  421,795  383,584  172,959  367,151
($ x 1,000)
Ratios to average
net assets: (%)
 Expenses                1.25    1.27    1.25    1.27    1.25
 Net investment                  9.21    9.76    9.79    9.76
income                   7.23
Portfolio turnover
rate (%)                44.07   36.52   18.56   21.37   18.79


CLASS R              YEAR ENDED MAY 31,
------------------------------------------------
                          2004    2003   2002/4
------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year           1.89    1.88   1.93
                         -----------------------
  Net investment             .15     .16    .08
income1
  Net realized and
unrealized gains                           (.05)
(losses)                     .13     .01
                         -----------------------
Total from investment
operations                   .28     .17    .03
                         -----------------------
Less distributions from
net investment income       (.14)   (.16)  (.08)
                         -----------------------
Redemption fees             -/5      -/5      -
                         -----------------------
Net asset value, end of
year                        2.03    1.89   1.88
                         =======================

Total return (%)/2         15.17   10.21   1.52

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)              3,467     2,574    713
Ratios to average net
assets: (%)
 Expenses                   1.10    1.12   1.11/3
 Net investment income      7.38    9.36   9.73/3
Portfolio turnover rate    44.07   36.52  18.56
(%)

1. Based on average daily shares outstanding.
2. Total return does not include sales charges, and is not annualized.
3. Annualized.
4. For the period January 1, 2002 (effective date) to May 31, 2002 for
   Class R.
5. Amount is less than $0.001 per share.


YOUR ACCOUNT

CHOOSING A SHARE CLASS

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you decide.


Effective November 1, 2004, investors may purchase Class B, Class C or Class R shares only for Fund accounts on which they have appointed an investment representative (financial advisor) of record. Unless eligible to purchase Advisor Class shares, all purchases by a prospective investor to a Fund account that does not have an appointed investment representative (financial advisor) will be invested in Class A shares at the applicable offering price. Investors who have not appointed an investment representative (financial advisor) to existing Class B, Class C or Class R share Fund accounts, may not make additional purchases to those accounts but may exchange their shares to a Franklin Templeton fund that offers Class B, Class C or Class R shares. Additional purchases by these existing investors will be invested in Class A shares at the applicable offering price. Dividend and capital gain distributions may continue to be reinvested in existing Class B, Class C or Class R share Fund accounts. These provisions do not apply to Employer Sponsored Retirement Plans.


CLASS A            CLASS B          CLASS C          CLASS R
-----------------------------------------------------------------------
o  Initial         o  No            o  No            o  No initial
   sales charge       initial          initial          sales charge
   of 4.25%  or       sales charge     sales charge
   less


o  Deferred        o  Deferred      o  Deferred      o  Except for
   sales charge       sales charge     sales charge     certain
   of 1% on           of 4% on         of 1% on         Employer
   purchases of       shares you       shares you       Sponsored
   $1 million or      sell within      sell within      Retirement
   more sold          the first        12 months        Plans,
   within 18          year,                             deferred
   months             declining to                      sales charge
                      1% within                         of 1% on
                      six years                         shares you
                      and                               sell within
                      eliminated                        18 months
                      after that                        (charged at
                                                        plan level
                                                        based on
                                                        initial
                                                        investment)

o  Lower          o   Higher        o  Higher        o  Higher
   annual             annual           annual           annual
   expenses than      expenses         expenses         expenses than
   Class B, C or      than             than Class A     Class A due
   R due to lower     Class A          due to           to higher
   distribution       due to           higher           distribution
   fees               higher           distribution     fees (lower
                      distribution     fees. No         than Class B
                      fees.            conversion       and Class C).
                      Automatic        to Class A       No conversion
                      conversion       shares, so       to Class A
                      to Class         annual           shares, so
                      A shares         expenses do      annual
                      after            not decrease.    expenses do
                      eight                             not decrease.
                      years,
                      reducing
                      future
                      annual
                      expenses.

SALES CHARGES - CLASS A


                              THE SALES CHARGE
                              MAKES UP THIS %    WHICH EQUALS THIS
                              OF THE OFFERING      % OF YOUR NET
WHEN YOU INVEST THIS AMOUNT        PRICE*           INVESTMENT*
--------------------------------------------------------------------
Under $100,000                      4.25               4.44
$100,000 but under $250,000         3.50               3.63
$250,000 but under $500,000         2.50               2.56
$500,000 but under $1               2.00               2.04
million


*The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.

SALES CHARGE REDUCTIONS AND WAIVERS

QUANTITY DISCOUNTS. We offer two ways for you to combine your current purchase of Class A fund shares with other existing Franklin Templeton fund share holdings that might enable you to qualify for a lower sales charge with your current purchase. You can qualify for a lower sales charge when you reach certain "sales charge breakpoints". This Quantity Discount information is also available free of charge at www.franklintempleton.com/retail/jsp_cm/ fund_perf/pub/quantity_discount.jsp.

Franklin Templeton funds include all of the U.S. registered mutual funds of Franklin Templeton Investments, except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund.

1. CUMULATIVE QUANTITY DISCOUNT - lets you combine certain existing holdings of Franklin Templeton fund shares-referred to as "cumulative quantity discount eligible shares"-with your current purchase of Class A shares to determine if you qualify for a sales charge breakpoint.

Cumulative quantity discount eligible shares are shares:

(i) Registered to (or held for):

o   you, individually or jointly with another;

o   your spouse or domestic partner, as recognized by applicable state law;

o a trustee/custodian of a Coverdell Education Savings account for which you are the identified responsible person on the records of the "current purchase broker dealer" (as defined below) or its affiliate;

o a trustee/custodian of your IRA (which includes a Roth IRA and an employer sponsored IRA such as a SIMPLE IRA) or your non-ERISA covered 403(b), if the shares are registered with the Fund (or in the current purchase broker dealer's brokerage account) under your social security number or the trustee/custodian is providing IRA custody services for clients of the current purchase broker dealer as an affiliate of, or under contract with, the firm.

o any entity over which you have individual or shared authority, as principal, to buy and sell shares for the account (for example, an UGMA/UTMA for a child on which you are the custodian, a trust on which you are the trustee, a business account [not to include retirement plans] for your solely owned business on which you are the authorized signer); and

(ii) Held directly in Franklin Templeton fund accounts, and/or indirectly in brokerage accounts, with your "current purchase broker dealer". Your current purchase broker dealer is the broker dealer (financial advisor) for the Fund account (or brokerage account) that will hold the shares from your current purchase. If you do not select a broker dealer (financial advisor) for your current purchase, we will consider the distributor of the Fund's shares to be your current purchase broker dealer for purposes of identifying cumulative quantity discount eligible shares that might be combined with your current purchase.

If you believe there are cumulative quantity discount eligible shares that can be combined with your current purchase to achieve a sales charge breakpoint, you must, at the time of your purchase (including at the time of any future purchase) specifically identify those shares to your current purchase broker dealer.

The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their current net asset value. You should retain any records necessary to substantiate historical share costs because your current purchase broker dealer may not have or maintain this information.

If there are cumulative quantity discount eligible shares that would qualify for combining with your current purchase and you do not tell your current purchase broker dealer at the time of your current purchase or any future purchase, you may not receive the benefit of a reduced sales charge that might otherwise be available.

Franklin Templeton fund shares held as follows cannot be combined with your current purchase for purposes of the Cumulative Quantity Discount:

o Shares held indirectly through financial intermediaries other than your current purchase broker dealer (for example, shares held in a different broker dealer's brokerage account or with a bank, an insurance company separate account or an investment advisor);

o Shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (for example a 401(k) plan);

o   Shares held in a 529 college savings plan; and

o Shares held directly in a Franklin Templeton fund account on which the broker dealer (financial advisor) of record is different than your current purchase broker dealer.

Franklin Templeton fund assets held in multiple Employer Sponsored Retirement Plans may be combined in order to qualify for sales charge breakpoints at the plan level if the plans are sponsored by the same employer.

2. LETTER OF INTENT (LOI) - expresses your intent to buy a stated dollar amount of "cumulative quantity discount eligible shares" (as defined in the Cumulative Quantity Discount section above) over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI. Please refer to the Statement of Additional Information for more LOI details.

To sign up for these programs, complete the appropriate section of your account application.

SALES CHARGE WAIVERS. Class A shares may be purchased without an initial sales charge or CDSC by certain investors or for certain payments. If you would like information about available sales charge waivers, call your investment representative or call Shareholder Services at 1-800/632-2301. A list of available sales charge waivers also may be found in the Statement of Additional Information (SAI).

GROUP INVESTMENT PROGRAM. Allows established groups of 11 or more investors to invest as a group. For sales charge purposes, the group's investments are added together. There are certain other requirements and the group must have a purpose other than buying Fund shares at a discount.


INVESTMENTS OF $1 MILLION OR MORE


If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs (see page 22), you can buy Class A shares without an initial sales charge. However, there is a 1% contingent deferred sales charge (CDSC) on any shares you sell within 18 months of purchase. The way we calculate the CDSC is the same for each class (please see page 29).


DISTRIBUTION AND SERVICE (12B-1) FEES

Class A has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution fees of up to 0.15% per year to those who sell and distribute Class A shares and provide other services to shareholders. Because these fees are paid out of Class A's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS B

IF YOU SELL YOUR SHARES
WITHIN THIS MANY YEARS          THIS % IS DEDUCTED FROM
AFTER BUYING THEM               YOUR PROCEEDS AS A CDSC
------------------------------------------------------
1 Year                                    4
2 Years                                   4
3 Years                                   3
4 Years                                   3
5 Years                                   2
6 Years                                   1
7 Years                                   0

With Class B shares, there is no initial sales charge. However, there is a CDSC if you sell your shares within six years, as described in the table above. The way we calculate the CDSC is the same for each class (please see page 29). After eight years, your Class B shares automatically convert to Class A shares, lowering your annual expenses from that time on.

MAXIMUM PURCHASE AMOUNT


The maximum amount you may invest in Class B shares with any single purchase request is $99,999. A purchase request of $100,000 or more will be rejected since a reduced sales charge is available on Class A share purchases and Class A's annual expenses are lower. Investors considering cumulative purchases over $100,000 should consider whether Class A shares would be more advantageous and consult with their financial advisor.


RETIREMENT PLANS


Class B shares are not available to Employer Sponsored Retirement Plans.


DISTRIBUTION AND SERVICE (12B-1) FEES


Class B has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution and other fees of up to 0.65% per year for the sale of Class B shares and for services provided to shareholders. Because these fees are paid out of Class B's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


SALES CHARGES - CLASS C


With Class C shares, there is no initial sales charge.

We place any investment of $1 million or more in Class A shares, since Class A's annual expenses are lower.


CDSC


There is a 1% contingent deferred sales charge (CDSC) on any Class C shares you sell within 12 months of purchase. The way we calculate the CDSC is the same for each class (please see page 29).


DISTRIBUTION AND SERVICE (12B-1) FEES

Class C has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution and other fees of up to 0.65% per year for the sale of Class C shares and for services provided to shareholders. Because these fees are paid out of Class C's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS R

With Class R shares, there is no initial sales charge.

RETIREMENT PLANS

Class R shares are available to the following investors:

o  Employer Sponsored Retirement Plans



o Any trust or plan established as part of a qualified tuition program under Section 529 of the Internal Revenue Code

o Investors who open a Franklin Templeton IRA Rollover with less than $1 million other than a current or former Franklin Templeton employee or as the result of a spousal rollover or a QDRO or with direct rollover proceeds from a DCS plan.

A "Qualified Retirement Plan" is an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans.

An "Employer Sponsored Retirement Plan" is a Qualified Retirement Plan, ERISA covered 403(b) and certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Retirement Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs.

A "DCS Plan" is an Employer Sponsored Retirement Plan that (i) has contracted for current participant level record keeping with the Defined Contribution Services (DCS) division of Franklin Templeton Investor Services; or (ii) is receiving current DCS services by contracting with the entity identified in DCS promotional material for participant level record keeping related to those DCS services.

MAXIMUM PURCHASE AMOUNT

The maximum lump sum amount you may invest in Class R share IRA Rollovers is $999,999. We place any investment of $1 million or more in Class A shares since Class A's annual expenses are lower. There is no maximum purchase amount for Qualified plans.

CDSC

Except for Employer Sponsored Retirement Plans that (i) are DCS Plans; (ii) have contracted with an affiliate of Distributors for plan trustee services; or (iii) first purchase fund shares after January 1, 2003, there is a 1% contingent deferred sales charge (CDSC) on any Class R shares sold within 18 months of purchase. The CDSC is applied at the plan level based on initial investment for Employer Sponsored Retirement Plans. The way we calculate the CDSC is the same for each class (please see below).

DISTRIBUTION AND SERVICE (12B-1) FEES

Class R has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution and other fees of up to 0.50% per year for the sale of Class R shares and for services provided to shareholders. Because these fees are paid out of Class R's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - CLASS A, B, C & R


The CDSC for each class is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gain distributions.


[Begin callout]
The HOLDING PERIOD FOR THE CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.

For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.
[End callout]


To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton fund (please see page 42 for exchange information).


REINSTATEMENT PRIVILEGE


The following policy applies from October 1, 2004 through January 31, 2005:

If you sell shares of a Franklin Templeton fund, you may reinvest some or all of the proceeds within 365 days of the sale without an initial sales charge. The proceeds must be reinvested within the same share class, except proceeds will be reinvested in Class A shares if the proceeds are: (1) from the sale of Class B shares; or (2) from the sale of Class C or R shares held of record at the time of sale in an account without an identified investment representative (excepting R shares sold by an Employer Sponsored Retirement
Plan).

If you paid a CDSC when you sold your Class A, C or R shares, we will credit back to you the CDSC paid on the amount you are reinvesting within 365 days of the sale by adding it to the amount of your reinvestment (for example, if you are reinvesting $10,000 within 365 days of an earlier $10,000 sale on which you paid a $100 CDSC, the amount of your reinvestment will equal $10,100). The new shares issued with your reinvestment WILL BE subject to any otherwise applicable CDSC. If, however, you (excepting Employer Sponsored Retirement Plans) paid a CDSC when you sold (1) Class B shares; or (2) Class C or R shares held of record at the time of sale in an account without an identified investment representative and reinvest the proceeds from that sale in Class A shares within 365 days of the sale, you will not be credited with any CDSC paid at the time of sale. In this case, the new Class A shares issued with your reinvestment WILL NOT BE subject to any otherwise applicable CDSC.

Proceeds immediately placed in a Franklin Bank Certificate of Deposit (CD) also may be reinvested without an initial sales charge if you reinvest them within 365 days from the date the CD matures, including any rollover.


This privilege does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.



Effective February 1, 2005, the following policy applies:

If you sell shares of a Franklin Templeton fund that were registered to you directly by the Fund's transfer agent or by a bank affiliate of the Fund's transfer agent you may reinvest all or a portion of the proceeds from that sale in Fund shares registered to you, or to you jointly with another, within 90 days of the sale without an initial sales charge. This Reinstatement Privilege does not apply to: (i) a purchase of Fund shares made through a regularly scheduled automatic investment plan such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account, or
(ii) a purchase of Fund shares with proceeds from the sale of Franklin Templeton fund shares that were held indirectly through a financial intermediary such as a broker dealer, an investment advisor, a bank, an insurance company separate account, a sponsor of a 529 college savings plan, or an administrator or trustee/custodian of an Employer Sponsored Retirement Plan, an employer sponsored IRA or a regular IRA.

In order to take advantage of this Reinstatement Privilege, you must inform the Fund's transfer agent of this privilege at the time of your investment. The proceeds from the earlier sale must also be invested within the same share class as that of the sold shares, except proceeds from the sale of Class B shares (or Class B1 shares in Franklin Income Fund), Class C shares or Class R shares will be reinvested in Class A shares if at the time of investment you have not appointed an investment representative (financial advisor) of record for the Fund account(s) in which the purchased shares will be held. Proceeds from the earlier sale of Class Z shares may also be invested in Class A shares under this Reinstatement Privilege.

If you paid a CDSC when you sold your Class A, C or R shares, we will credit back to you the CDSC paid on the amount you are reinvesting within 90 days of the sale by adding it to the amount of your reinvestment (for example, if you are reinvesting $10,000 within 90 days of an earlier $10,000 sale on which you paid a $100 CDSC, the amount of your reinvestment will equal $10,100). The new shares issued with your reinvestment WILL BE subject to any otherwise applicable CDSC. If, however, you (excepting Employer Sponsored Retirement Plans) paid a CDSC when you sold (1) Class B or B1 shares; or (2) Class C or R shares held at the time of sale in a Franklin Templeton fund account without an investment representative (financial advisor) appointed by you and invest the proceeds from that sale in Class A shares within 90 days of the sale, you will not be credited with any CDSC paid at the time of sale. In this case, the new Class A shares issued with your reinvestment WILL NOT BE subject to any otherwise applicable CDSC.

Proceeds immediately placed in a Franklin Bank Certificate of Deposit (CD) also may be reinvested without an initial sales charge if you reinvest them within 365 days from the date the CD matures, including any rollover.

This privilege does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.


BUYING SHARES



MINIMUM INVESTMENTS
------------------------------------------------------------------
                                        INITIAL      ADDITIONAL
------------------------------------------------------------------
Regular accounts                        $1,000       $50
------------------------------------------------------------------
Automatic investment plans              $50          $50
------------------------------------------------------------------
UGMA/UTMA accounts                      $100         $50
------------------------------------------------------------------
Employer Sponsored Retirement Plans     no minimum   $25
------------------------------------------------------------------
IRAs, IRA rollovers, Coverdell
Education Savings Plans or Roth IRAs    $250         $50
------------------------------------------------------------------
Broker-dealer sponsored wrap account
programs                                $250         $50
------------------------------------------------------------------
Current and former full-time
employees, officers, trustees and
directors of Franklin Templeton
entities, and their family members      $100         $50
------------------------------------------------------------------


Please note that you may only buy shares of a fund eligible for sale in your state or jurisdiction.

ACCOUNT APPLICATION


If you are opening a new account, please complete and sign the enclosed account application. Make sure you indicate the share class you have chosen. If you do not indicate a class, we will place your purchase in Class A shares. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services" on page 36). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic funds transfer to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions. We do not accept cash, credit card convenience checks, non-bank money orders or travelers checks as forms of payment to purchase shares.


BUYING SHARES
----------------------------------------------------------------------
                     OPENING AN ACCOUNT      ADDING TO AN ACCOUNT
----------------------------------------------------------------------

THROUGH YOUR
INVESTMENT           Contact your            Contact your investment
REPRESENTATIVE       investment              representative
                     representative
----------------------------------------------------------------------
                     If you have another     Before requesting a
BY PHONE/ONLINE      Franklin Templeton      telephone or online
                     fund account with your  purchase into an
(Up to $100,000 per  bank account            existing account,
shareholder per day) information on file,    please make sure we
                     you may open a new      have your bank account
1-800/632-2301       account by phone. At    information on file. If
                     this time, a new        we do not have this
franklintempleton.   account may not be      information, you will
com                  opened online.          need to send written
Note: (1) certain                            instructions with your
account types are    To make a same day      bank's name and address
not available for    investment, your phone  and a voided check or
online account       order must be received  savings account deposit
access and (2) the   and accepted by us by   slip. If the bank and
amount may be        1:00 p.m. Pacific time  Fund accounts do not
higher for members   or the close of the     have at least one
of the Valued        New York Stock          common owner, your
Investor Program.    Exchange, whichever is  written request must be
Please see page 38   earlier.                signed by ALL fund AND
for more                                     bank account owners,
information                                  and each individual
regarding                                    must have his or her
eligibility.                                 signature guaranteed.

                                             To make a same day
                                             investment, your phone
                                             or online order must be
                                             received and accepted
                                             by us by 1:00 p.m.
                                             Pacific time or the
                                             close of the New York
                                             Stock Exchange,
                                             whichever is earlier.

---------------------------------------------------------------------------
                     Make your check         Make your check payable
                     payable to AGE High     to AGE High Income
                     Income Fund.            Fund. Include your
BY MAIL                                      account number on the
                     Mail the check and      check.
                     your signed
                     application to          Fill out the deposit
                     Investor Services.      slip from your account
                                             statement. If you do
                                             not have a slip,
                                             include a note with
                                             your name, the Fund
                                             name, and your account
                                             number.

                                             Mail the check and
                                             deposit slip or note to
                                             Investor Services.
----------------------------------------------------------------------
                     Call to receive a wire  Call to receive a wire
                     control number and      control number and wire
                     wire instructions.      instructions.
BY WIRE
                     Wire the funds and      To make a same day wire
1-800/632-2301       mail your signed        investment, the wired
(or 1-650/312-2000   application to          funds must be received
collect)             Investor Services.      and accepted by us by
                     Please include the      1:00 p.m. Pacific time
                     wire control number or  or the close of the New
                     your new account        York Stock Exchange,
                     number on the           whichever is earlier.
                     application.

                     To make a same day
                     wire investment, the
                     wired funds must be
                     received and accepted
                     by us by 1:00 p.m.
                     Pacific time or the
                     close of the New York
                     Stock Exchange,
                     whichever is earlier.
----------------------------------------------------------------------
                     Call Shareholder        Call Shareholder
BY EXCHANGE          Services at             Services at
                     1-800/632-2301, or      1-800/632-2301, or send
                     send signed written     signed written
                     instructions.   You     instructions. You also
franklintempleton.   also may place an       may place an online
com                  online exchange order.  exchange order.
                     The automated
                     telephone system        (Please see page 42 for
                     cannot be used to open  information on
                     a new account.          exchanges.)

                     (Please see page 42
                     for information on
                     exchanges.)
----------------------------------------------------------------------

                                           Franklin Templeton Investor Services
                                                               P.O. Box 997151,
                                                      Sacramento, CA 95899-9983
                                                 Call toll-free: 1-800/632-2301
                   (Monday through Friday 5:30 a.m. to 5:00 p.m., Pacific time)
                              or visit us online 24 hours a day, 7 days a week,
                                                       at franklintempleton.com


INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN


This plan offers a convenient way for you to invest in the Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include the minimum initial investment (please see page 33) with your application.


AUTOMATIC PAYROLL DEDUCTION

You may invest in the Fund automatically by transferring money from your paycheck to the Fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.

AUTOMATED TELEPHONE SYSTEM


Our automated system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available by dialing any of the following numbers from a touch-tone phone:

SHAREHOLDER SERVICES           1-800/632-2301
ADVISOR SERVICES               1-800/524-4040
RETIREMENT SERVICES            1-800/527-2020


DISTRIBUTION OPTIONS


You may reinvest distributions you receive from the Fund in an existing account in the same share class* of the Fund or another Franklin Templeton fund. Initial sales charges and CDSCs will not apply if you reinvest your distributions within 365 days (90 days after February 1, 2005). You also can have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.


[Begin callout]
For retirement plans for which Franklin Templeton Bank & Trust is the trustee or custodian, special forms may be needed to receive distributions in cash. Please call 1-800/527-2020 for information.
[End callout]

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.

*Class B and C shareholders may reinvest their distributions in Class A shares of any Franklin Templeton money fund. DSC Plans may direct distributions to Class A shares if Class R shares are not offered by that fund.

RETIREMENT PLANS

Franklin Templeton Investments offers a variety of retirement plans for individuals and businesses. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Services at 1-800/527-2020.



TELEPHONE/ONLINE PRIVILEGES


You will automatically receive telephone/online privileges when you open your account, allowing you to obtain or view your account information, and conduct a number of transactions by phone or online, including: buy, sell, or exchange shares of most funds; use electronic funds transfer to buy or sell shares of most funds; change your address; and, add or change account services (including distribution options, systematic withdrawal plans and automatic investment plans).


To view your account information or request online transactions, you will first need to register for these services at the shareholder section of our website at franklintempleton.com. You will be asked to accept the terms of an online agreement(s) and establish a password for online services. If you are registered for online services, you may enroll online in Franklin Templeton's electronic delivery program for your shareholder documents. This will allow you to receive electronic delivery (through our website) of most funds' prospectuses, annual/semiannual reports to shareholders, and proxy statements, as well as your account(s) statements and trade confirmations, and discontinue receiving your paper copies through the U.S. mail. Using our shareholder website means you are consenting to sending and receiving personal financial information over the Internet, so you should be sure you are comfortable with the risks.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information, and also may record calls. To help safeguard your account, keep your password confidential, and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. For transactions done over the Internet, we recommend the use of an Internet browser with 128-bit encryption. Certain methods of contacting us (such as by phone or by Internet) may be unavailable or delayed during periods of unusual market activity. OF COURSE, YOU CAN DECLINE TELEPHONE BUY, SELL, OR EXCHANGE PRIVILEGES ON YOUR ACCOUNT APPLICATION, OR CHOOSE NOT TO REGISTER FOR ONLINE PRIVILEGES. IF YOU HAVE TELEPHONE/ONLINE PRIVILEGES ON YOUR ACCOUNT AND WANT TO DISCONTINUE THEM, PLEASE CONTACT US FOR INSTRUCTIONS. You may reinstate these privileges at any time in writing, including online registration with respect to online privileges.

NOTE: We discourage you from including confidential or sensitive information in any Internet communication to us. If you do choose to send email (encrypted or not) to us over the Internet, you are accepting the associated risks of lack of confidentiality.



SYSTEMATIC WITHDRAWAL PLAN

This plan allows you to automatically sell your shares and receive regular payments from your account. A CDSC may apply to withdrawals that exceed certain amounts. Certain terms and minimums apply. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your application.

VALUED INVESTOR PROGRAM


You may be eligible for the Valued Investor Program (VIP) if the total combined value of Franklin Templeton fund shares held directly with the funds in your name or the name of a legal entity over which you have exclusive control, in the name of your spouse, and in the names of your children or grandchildren who are under the age of 21 exceeds $250,000. Franklin Templeton VIP shareholders enjoy enhanced service and transaction capabilities. Please contact Shareholder Services at 1-800/632-2301 for additional information on this program.



SELLING SHARES

You can sell your shares at any time. Please keep in mind that a contingent deferred sales charge (CDSC) may apply.

SELLING SHARES IN WRITING

Generally, requests to sell $100,000 or less can be made over the phone, online, or with a simple letter. Sometimes, however, to protect you and the Fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

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A SIGNATURE GUARANTEE helps protect your account against fraud.
You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o  you are selling more than $100,000 worth of shares
o  you want your proceeds paid to someone who is not a registered owner
o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the Fund against potential claims based on the instructions received.


The amount may be higher for members of the Valued Investor Program. Please see page 38 for more information regarding eligibility.


SELLING RECENTLY PURCHASED SHARES

If you sell shares recently purchased, we may delay sending you the proceeds until your check, draft or wire/electronic funds transfer has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS

Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

RETIREMENT PLANS

You may need to complete additional forms to sell shares in a Franklin Templeton Bank & Trust retirement plan. For participants under age 59 1/2, tax penalties may apply. Call Retirement Services at 1-800/527-2020 for details.


SELLING SHARES
---------------------------------------------------------------
                      TO SELL SOME OR ALL OF YOUR SHARES
---------------------------------------------------------------

THROUGH YOUR
INVESTMENT            Contact your investment representative
REPRESENTATIVE
---------------------------------------------------------------
                      Send written instructions and endorsed
BY MAIL               share certificates (if you hold share
                      certificates) to Investor Services.
                      Corporate, partnership or trust
                      accounts may need to send additional
                      documents.

                      Specify the Fund, the account number
                      and the dollar value or number of
                      shares you wish to sell. If you own
                      both Class A and B shares, also specify
                      the class of shares, otherwise we will
                      sell your Class A shares first. Be sure
                      to include all necessary signatures and
                      any additional documents, as well as
                      signature guarantees if required.

                      A check will be mailed to the name(s)
                      and address on the account, or
                      otherwise according to your written
                      instructions.
---------------------------------------------------------------
                      As long as your transaction is for
                      $100,000 or less, you do not hold share
BY PHONE/ONLINE       certificates and you have not changed
                      your address by phone or online within
1-800/632-2301        the last 15 days, you can sell your
                      shares by phone or online. The amount
franklintempleton.com may be higher for members of the Valued
                      Investor Program.  Please see page 38
                      for more information regarding
                      eligibility.

                      A check will be mailed to the name(s)
                      and address on the account. Written
                      instructions, with a signature
                      guarantee, are required to send the
                      check to another address or to make it
                      payable to another person.
---------------------------------------------------------------
                      You can call, write, or visit us online
BY ELECTRONIC FUNDS   to have redemption proceeds sent to a
TRANSFER (ACH)        bank account. See the policies at left
                      for selling shares by mail, phone, or
                      online.

                      Before requesting to have redemption
                      proceeds sent to a bank account, please
                      make sure we have your bank account
                      information on file. If we do not have
                      this information, you will need to send
                      written instructions with your bank's
                      name and a voided check or savings
                      account deposit slip. If the bank and
                      Fund accounts do not have at least one
                      common owner, you must provide written
                      instructions signed by ALL fund AND
                      bank account owners, and each
                      individual must have his or her
                      signature guaranteed.

                      If we receive your request in proper
                      form by 1:00 p.m. Pacific time,
                      proceeds sent by ACH generally will be
                      available within two to three business
                      days.
---------------------------------------------------------------
                      Obtain a current prospectus for the
BY EXCHANGE           fund you are considering.  Prospectuses
                      are available online at
                      franklintempleton.com.

                      Call Shareholder Services at the number
                      below or send signed written
                      instructions. You also may place an
                      exchange order online.  See the
                      policies at left for selling shares by
                      mail, phone, or online.

                      If you hold share certificates, you
                      will need to return them to the Fund
                      before your exchange can be processed.
---------------------------------------------------------------

      Franklin Templeton Investor Services
      P.O. Box 997151, Sacramento, CA 95899-9983
      Call toll-free: 1-800/632-2301
      (Monday through Friday 5:30 a.m. to 5:00 p.m., Pacific time) or visit us online 24 hours a day, 7 days a week, at franklintempleton.com

EXCHANGING SHARES

EXCHANGE PRIVILEGE

You can exchange shares between most Franklin Templeton funds within the same class*, generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the initial sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund or another fund that does not have a sales charge, a sales charge may apply no matter how long you have held the shares.

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An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. If you exchange shares subject to a CDSC into a Class A money fund, the time your shares are held in the money fund will not count towards the CDSC holding period.

If you exchange your Class B shares for the same class of shares of another Franklin Templeton fund, the time your shares are held in that fund will count towards the eight-year period for automatic conversion to Class A shares.

DCS Plans may exchange Class R shares for Class A shares of another Franklin Templeton fund if that fund does not offer Class R shares.

*Class Z shareholders of Franklin Mutual Series Fund Inc. may exchange into Class A without any sales charge.

REJECTED EXCHANGES. If the Fund rejects an exchange request involving the sale of Fund shares, the rejected exchange request will also mean rejection of the request to purchase shares of another fund with the proceeds of the sale. Of course, you may generally redeem shares of the Fund at any time.

EXCHANGES THROUGH FINANCIAL INTERMEDIARIES. If you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains a master account (an Omnibus Account) with the Fund for trading on behalf of its customers, different exchange and/or transfer limit guidelines and restrictions may apply. The financial intermediary through whom you are investing may choose to adopt these exchange limit guidelines or, alternatively, may adopt different trading restrictions designed to discourage short-term or excessive trading. Consult with your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) to determine what trading restrictions, including exchange/transfer limitations, may be applicable to you.

FUND EXCHANGE PRIVILEGE CHANGES/WAIVER. The Fund may terminate or modify (temporarily or permanently) this exchange limit guideline and exchange privilege in the future. You will receive 60 days' notice of any material changes, unless otherwise provided by law. The Fund reserves the right to waive the exchange limit guideline at its discretion if the Fund's manager believes such waiver is not inconsistent with the best interests of the Fund. The exchange limit guideline does not apply to mutual funds, Omnibus Accounts and certain comprehensive fee programs where investment instructions are given at the firm level of Fund approved broker-dealers on behalf of their clients invested in Franklin Templeton funds.

OTHER FUNDS' EXCHANGE PRIVILEGES. If there is a conflict between the exchange privileges of two funds involved in an exchange transaction, the stricter policy will apply to the transaction. Other Franklin Templeton funds may have different exchange restrictions. Check each fund's prospectus for details.

MARKET TIMING TRADING POLICY

MARKET TIMING GENERALLY. The Fund discourages short-term or excessive trading, often referred to as "market timing," and intends to seek to restrict or reject such trading or take other action, as described below, if in the judgment of the Fund manager or transfer agent such trading may interfere with the efficient management of the Fund's portfolio, may materially increase the Fund's transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders.

MARKET TIMING CONSEQUENCES. If information regarding your trading activity in this Fund or in any other Franklin Templeton fund or non-Franklin Templeton fund is brought to the attention of the Fund's manager or the Fund's transfer agent and based on that information the Fund or its agents in their sole discretion conclude that your trading may be detrimental to the Fund as described in this Market Timing Trading Policy, the Fund may temporarily or permanently bar your future purchases into the Fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between the Fund and any other mutual fund).

In considering an investor's trading activity, the Fund may consider, among other factors, the investor's trading history both directly and, if known, through financial intermediaries, in the Fund, in other Franklin Templeton funds, in non-Franklin Templeton mutual funds, or in accounts under common control or ownership.

MARKET TIMING THROUGH FINANCIAL INTERMEDIARIES. You are an investor subject to this policy whether you are a direct shareholder of the Fund or you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains an Omnibus Account with the Fund for trading on behalf of its customers.

While the Fund will encourage financial intermediaries to apply the Fund's market timing trading policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund's market timing trading policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the Omnibus Accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund's market timing trading policy to their customers (for example, participants in a 401(k) retirement plan) through such methods as implementing short-term trading limitations or restrictions, assessing the Fund's redemption fee and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund's market timing trading policy.

RISKS FROM MARKET TIMERS. Depending on various factors, including the size of the Fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents and the dollar amount and number and frequency of trades, short-term or excessive trading may interfere with the efficient management of the Fund's portfolio, increase the Fund's transaction costs, administrative costs and taxes and/or impact Fund performance.

In addition, if the nature of the Fund's portfolio holdings expose the Fund to investors who engage in the type of market timing trading that seeks to take advantage of possible delays between the change in the value of a mutual fund's portfolio holdings and the reflection of the change in the net asset value of the fund's shares, sometimes referred to as "arbitrage market timing," there is the possibility that such trading, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices. Arbitrage market timers may seek to exploit possible delays between the change in the value of a mutual fund's portfolio holdings and the net asset value of the fund's shares in funds that hold significant investments in foreign securities because certain foreign markets close several hours ahead of the U.S. markets, and in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments which may not be frequently traded.

The Fund is currently using several methods to reduce the risk of market timing. These methods include:

o   limiting annual exchange activity per fund account;

o committing staff to selectively review on a continuing basis recent trading activity in order to identify trading activity that may be contrary to this market timing trading policy; and

o   assessing a redemption fee for short-term trading

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund's shareholders. There is no assurance that the Fund or its agents will gain access to any or all information necessary to detect market timing in Omnibus Accounts. While the Fund will seek to take actions (directly and with the assistance of financial intermediaries) that will detect market timing, the Fund cannot represent that such trading activity can be completely eliminated.

REVOCATION OF MARKET TIMING TRADES. Transactions placed in violation of the Fund's market timing trading policy or exchange limit guidelines are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

REDEMPTION FEE

REDEMPTION FEE ASSESSMENT. A short-term trading redemption fee may be assessed on any Fund shares in a Fund account that are sold (by redemption, whether voluntary or involuntary, or exchange) within five (5) New York Stock Exchange trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed (using standard rounding criteria) and shares held the longest will be treated as being redeemed first and shares held shortest as being redeemed last. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, by billing you.

This redemption fee is imposed to discourage short-term trading and is paid to the Fund to help offset any cost associated with such short-term trading. This redemption fee is not intended to accommodate short-term trading and the Fund will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account in the Fund and/or in your other Franklin Templeton fund accounts, the Fund manager or transfer agent may in its sole discretion determine that your trading activity may be detrimental to the Fund as described in the Fund's "Market Timing Trading Policy" section and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Fund even if any such request would not exceed the exchange limit guideline described in this prospectus.

REDEMPTIONS THROUGH FINANCIAL INTERMEDIARIES. You are an investor subject to this 2% short-term trading redemption fee whether you are a direct shareholder of the Fund or you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains an Omnibus Account with the Fund for trading on behalf of its customers. Currently, only certain intermediaries have the ability to collect the Fund's redemption fee on the Fund's behalf from their customers' accounts. Even in the case of these intermediaries who are collecting the redemption fee, due to policy, operational and/or systems' requirements and limitations, these intermediaries may use criteria and methods for tracking, applying and/or calculating the fee that may differ in some respects from that of the Fund. The Fund will continue to encourage all financial intermediaries to develop the capability to begin assessing the redemption fee from their customers who invest in the Fund. If you are investing in Fund shares through a financial intermediary, you should contact your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) for more information on any differences in how the redemption fee is applied to your investments in the Fund.

WAIVER/EXCEPTIONS/CHANGES. The Fund reserves the right to waive the redemption fee at its discretion if the Fund's transfer agent believes such waiver is consistent with the best interests of the Fund and to the extent permitted or required by applicable law. The Fund's transfer agent may also, at its discretion and upon receipt of shareholder's written request, waive the redemption fee because of a bona fide and unanticipated financial emergency. The redemption fee does not apply to redemptions by other mutual funds, Omnibus Account owners and certain comprehensive fee programs where investment instructions are given at the firm level of Fund approved broker-dealers on behalf of their clients invested in Franklin Templeton funds. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. You will receive 60 days' notice of any material changes, unless otherwise provided by law.

LIMITATIONS ON COLLECTION. Currently, the Fund is very limited in its ability to ensure that the redemption fee is assessed by financial intermediaries on behalf of their customers. For example, where a financial intermediary is not able to determine if the redemption fee applies and/or is not able to assess or collect the fee, or omits to collect the fee at the time of a redemption, the Fund will not receive the redemption fees.
Further, if Fund shares are redeemed by a financial intermediary at the direction of its customer(s), the Fund may not know: (1) whether a redemption fee is applicable; and/or (2) the identity of the customer who should pay the redemption fee.

INVOLUNTARY REDEMPTIONS

The Fund reserves the right to close your account if the account value falls below the Fund's minimum account level, or you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the Fund (such as market timing), to the fullest extent permitted by law.


ACCOUNT POLICIES

CALCULATING SHARE PRICE

The Fund calculates the net asset value per share (NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). Each class's NAV is calculated by dividing its net assets by the number of its shares outstanding.

[Begin callout]
When you buy shares, you pay the offering price. The offering price is the NAV plus any applicable sales charge.

When you sell shares, you receive the NAV minus any applicable contingent deferred sales charge (CDSC).
[End callout]

The Fund's assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. If the Fund holds securities listed primarily on a foreign exchange that trades on days when the Fund is not open for business, the value of your shares may change on days that you cannot buy or sell shares.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

ACCOUNTS WITH LOW BALANCES

If the value of your account falls below $500 ($50 for employee and UGMA/UTMA accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record. You will not be charged a CDSC if your account is closed for this reason.

STATEMENTS, REPORTS AND PROSPECTUSES

You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement).

You also will receive the Fund's financial reports every six months as well as an annual updated prospectus. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and prospectus. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at 1-800/632-2301. At any time you may view current prospectuses and financial reports on our website.


If you choose, you may receive your statements, financial reports and prospectuses through electronic delivery (please see "Telephone/Online Privileges" on page 37).


INVESTMENT REPRESENTATIVE ACCOUNT ACCESS

If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from the Fund.

STREET OR NOMINEE ACCOUNTS

You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS


Unless you specify a different registration, shares issued to two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to jointly owned shares, or to sever a joint tenancy in jointly owned shares, all owners must agree in writing.


JOINT ACCOUNT RISK WITH TELEPHONE/ONLINE PRIVILEGES

You will automatically receive telephone/online privileges when you open your account. If your account has more than one registered owner, telephone/online privileges allow the Fund to accept online registration for online services (including electronic delivery of shareholder documents) and transaction instructions online or by telephone from only one registered owner. This means that ANY ONE REGISTERED OWNER ON YOUR ACCOUNT, ACTING ALONE AND WITHOUT THE CONSENT OF ANY OTHER REGISTERED OWNER, may give the Fund instructions by telephone, online or in writing (subject to any limitations in telephone or online privileges) to:

o Exchange shares from a jointly registered Fund account requiring all registered owner signatures into an identically registered money fund account that only requires one registered owner's signature to redeem shares;

o Redeem Fund shares and direct the redemption proceeds to a bank account that may or may not be owned by you and, if owned by you jointly with someone else, only requires one person to withdraw funds by check or otherwise;

o Add/Change the bank account to which Fund share redemption proceeds may be sent, which bank account may not be owned by you;

o Purchase Fund shares by debiting a bank account that may be owned by you; and

o Add/Change the bank account that may be debited for Fund share purchases, which new account may be owned by you.

If you do NOT want another registered owner on your account to be able to issue these kinds of instructions to the Fund without your consent, you must instruct the Fund to deny/terminate online privileges and the ability to issue such instructions by telephone so that these types of instructions will only be accepted in writing signed by all account owners. This decision will apply to any other fund into which you may exchange your jointly owned Fund shares. Any later decision to permit these types of instructions by telephone and/or online will need to be given to the Fund in a written instruction signed by all registered owners.



ADDITIONAL POLICIES

Please note that the Fund maintains additional policies and reserves certain rights, including:


o The Fund may restrict, reject or cancel any purchase orders, including an exchange request.


o The Fund may modify, suspend, or terminate telephone/online privileges at any time.


o The Fund may make material changes to or discontinue the exchange privilege on 60 days' notice or as otherwise provided by law.

o The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

o Normally, redemptions are processed by the next business day, but may take up to seven days to be processed if making immediate payment would adversely affect the Fund.

o In unusual circumstances, we may temporarily suspend redemptions or postpone the payment of proceeds, as allowed by federal securities laws.

o For redemptions over a certain amount, the Fund may pay redemption proceeds in securities or other assets rather than cash if the manager determines it is in the best interest of the Fund, consistent with applicable law.

o You may only buy shares of a fund (including the purchase side of an exchange) eligible for sale in your state or jurisdiction.


o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Fund promptly.

DEALER COMPENSATION


Qualifying dealers who sell Fund shares may receive sales commissions and other payments. These are paid by Franklin Templeton Distributors, Inc. (Distributors) from sales charges received from purchasing or redeeming shareholders, from distribution and service (12b-1) fees from the Fund(s) and from Distributors' other financial resources. Dealers may also receive shareholder servicing fees for servicing investors who indirectly hold Franklin Templeton fund shares through dealer-maintained brokerage accounts as more fully described under "Shareholder Servicing and Transfer Agent" in the Statement of Additional Information. These fees are paid by the Fund's transfer agent from payments it receives under its agreement with the Fund.

                             CLASS A    CLASS B    CLASS C    CLASS R
-------------------------------------------------------------------------
COMMISSION (%)               ---        3.00       1.00/3     1.00/5
Investment under $100,000    4.00       ---        ---        ---
$100,000 but under $250,000  2.80       ---        ---        ---
$250,000 but under $500,000  2.00       ---        ---        ---
$500,000 but under $1        1.60       ---        ---        ---
million
$1 million or more       up to 0.75/1   ---        ---        ---
12B-1 FEE TO DEALER          0.15/1     0.15/2     0.65/4     0.35/5

A dealer commission of up to 1% may be paid on Class A NAV purchases by certain retirement plans.1 A dealer commission of up to 0.25% may be paid on Class A NAV purchases by certain trust companies and bank trust departments, eligible governmental authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs.

If any dealer commissions are paid in connection with a purchase which is subsequently rejected or results in any trading restriction placed on the purchaser as a result of a determination by the Fund's manager or transfer agent that the purchase may be connected with trading activity that may be detrimental to the Fund as described in the Fund's "Market Timing Trading Policy," the dealer shall, upon demand, refund such commissions to Distributors.


1. For purchases at NAV where Distributors paid a prepaid commission, dealers may start to receive the 12b-1 fee in the 13th month after purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase.
2. Dealers may be eligible to receive up to 0.15% from the date of purchase. After eight years, Class B shares convert to Class A shares and dealers may then receive the 12b-1 fee applicable to Class A.
3. Commission includes advance of the first year's 0.15% 12b-1 service fee. For purchases at NAV, Distributors may pay a prepaid commission.
4. Dealers may be eligible to receive up to 0.15% at the time of purchase and may be eligible to receive 0.65% starting in the 13th month. During the first 12 months, the full 12b-1 fee will be paid to Distributors to partially offset the commission and the prepaid service fee paid at the time of purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase.
5. Dealers may be eligible to receive a 12b-1 fee of 0.35% starting in the 13th month. During the first 12 months, the full 12b-1 fee will be paid to Distributors to partially offset the commission paid at the time of purchase. Starting in the 13th month, Distributors will receive 0.15%. Dealers may be eligible to receive the full 0.50% 12b-1 fee starting at the time of purchase if Distributors did not pay a prepaid commission.


OTHER DEALER COMPENSATION. Distributors may make payments from 12b-1 fees received from the Fund and from its other financial resources, to certain dealers who have sold shares of the Franklin Templeton mutual funds. In the case of any one dealer, marketing support payments will not exceed the sum of 0.10% of that dealer's current year's total sales of Franklin Templeton mutual funds, and 0.05% (or 0.03%) of the average net assets of equity (or fixed income) funds attributable to that dealer, on an annual basis. Distributors makes these payments in connection with qualifying dealers' efforts to educate financial advisors about the Franklin Templeton funds. A number of factors will be considered in determining payments, including the qualifying dealer's sales, assets and redemption rates, and the quality of the dealer's relationship with Distributors. Distributors will, on an annual basis, determine the advisability of continuing these payments.

To the extent permitted by SEC and NASD rules and other applicable laws and regulations, Distributors may pay or allow other promotional incentives or payments to dealers.

Sale of Fund shares, as well as shares of other funds in Franklin Templeton Investments, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

You can find further details in the SAI about the payments made by Distributors and the services provided by your financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor for information about any payments it receives from Distributors and any services it provides, as well as about fees and/or commissions it charges.


QUESTIONS

If you have any questions about the Fund or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-9983. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.


                                              HOURS (PACIFIC TIME,
DEPARTMENT NAME              TELEPHONE NUMBER  MONDAY THROUGH FRIDAY)
-----------------------------------------------------------------
SHAREHOLDER SERVICES         1-800/632-2301    5:30 a.m. to 5:00 p.m.
FUND INFORMATION             1-800/DIAL BEN(R) 5:30 a.m. to 5:00 p.m.
                             (1-800/342-5236)
RETIREMENT SERVICES          1-800/527-2020    5:30 a.m. to 5:00 p.m.
ADVISOR SERVICES             1-800/524-4040    5:30 a.m. to 5:00 p.m.
INSTITUTIONAL SERVICES       1-800/321-8563    6:00 a.m. to 4:00 p.m.
TDD (HEARING IMPAIRED)       1-800/851-0637    5:30 a.m. to 5:00 p.m.
AUTOMATED TELEPHONE SYSTEM   1-800/632-2301    (around-the-clock
                             1-800/524-4040    access)
                             1-800/527-2020


FOR MORE INFORMATION

You can learn more about the Fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and Fund strategies that significantly affected Fund performance during its last fiscal year, financial statements, detailed performance information, portfolio holdings and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about the Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below. You also can view the current annual/semiannual report online at franklintempleton.com.

You also can obtain information about the Fund by visiting the SEC's Public Reference Room in Washington, DC
(phone 1-202/942-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, DC 20549-0102 or by electronic request at the following email address: publicinfo@sec.gov.

[Insert FRANKLIN(R) TEMPLETON(R) INVESTMENTS logo]
One Franklin Parkway, San Mateo, CA 94403-1906
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
FRANKLINTEMPLETON.COM

GAIN FROM OUR PERSPECTIVE(R)







Investment Company Act file #811-01608                        105 P 10/04







OCTOBER 1, 2004


The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


PROSPECTUS ADVISOR CLASS


FRANKLIN'S
AGE HIGH
INCOME FUND

Franklin High Income Trust








[Insert FRANKLIN(R)TEMPLETON(R)INVESTMENTS logo]



CONTENTS

THE FUND

[Begin callout]
INFORMATION ABOUT THE FUND YOU SHOULD KNOW BEFORE INVESTING
[End callout]


Goals and Strategies                       2

Main Risks                                 4

Performance                                7

Fees and Expenses                          9

Management                                11

Distributions and Taxes                   14

Financial Highlights                      16

YOUR ACCOUNT


[Begin callout]
INFORMATION ABOUT QUALIFIED INVESTORS, ACCOUNT TRANSACTIONS AND SERVICES [End callout]


Qualified Investors                       17

Buying Shares                             20

Investor Services                         22

Selling Shares                            25

Exchanging Shares                         28

Account Policies                          35

Questions                                 39


FOR MORE INFORMATION

[Begin callout]
WHERE TO LEARN MORE ABOUT THE FUND
[End callout]

Back Cover

THE FUND

GOALS AND STRATEGIES

GOALS

The Fund's principal investment goal is to earn a high level of current income. Its secondary goal is to seek capital appreciation to the extent it is possible and consistent with the Fund's principal goal.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests mainly in high yield, lower rated debt securities.


Lower rated securities generally pay higher yields than more highly rated securities to compensate investors for the higher risk. The Fund seeks to invest in securities offering the highest yield and expected total return without taking on an excessive amount of risk relative to the expected yield and total return.


[Begin callout]
The Fund invests mainly in high yield, lower rated debt securities.
[End callout]

A debt security represents an obligation of an issuer to repay a loan of money to it and generally provides for the payment of interest. These include bonds, notes, and debentures. The Fund may invest in senior and subordinated debt securities. Subordinated debt is more risky because its holder will be paid only after the holders of senior debt securities are paid. The Fund may invest in "zero coupon bonds," which are debt securities that typically pay interest only at maturity rather than periodically during the life of the security and are issued at a significant discount from their principal amount.

The Fund may invest up to 100% of its total assets in debt securities that are rated below investment grade, sometimes called "junk bonds." Investment grade debt securities are rated in one of the top four ratings categories by independent rating organizations such as Standard & Poor's Ratings Group (S&P(R)) and Moody's Investors Service (Moody's). The Fund may buy both rated and unrated debt securities including securities rated below B by Moody's or S&P(R).

The Fund's manager is a research driven, fundamental investor that relies on a team of analysts to provide in-depth industry expertise and uses both qualitative and quantitative analysis to evaluate companies. As a "bottom-up" investor, the manager focuses primarily on individual securities. The manager also considers sectors when choosing investments.

In selecting securities for the Fund's investment portfolio, the manager does not rely principally on the ratings assigned by rating agencies, but performs its own independent investment analysis to evaluate the creditworthiness of the issuer. The manager considers a variety of factors, including the issuer's experience and managerial strength, its sensitivity to economic conditions, and its current financial condition.

The Fund may invest in securities issued by companies and governments in any foreign country, developed or developing. Foreign securities held by the Fund generally will be denominated in U.S. dollars and traded on U.S. markets.

TEMPORARY INVESTMENTS

When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term debt and money market instruments, including U.S. government securities, money market fund shares, high-grade commercial paper, repurchase agreements and other money market equivalents. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goals.

MAIN RISKS

[Begin callout]
Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

CREDIT

An issuer of a debt security may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact Fund performance.

LOWER-RATED SECURITIES. Junk bonds generally have more credit risk than higher-rated securities.

Companies issuing high yield, fixed-income securities are not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These securities may be worthless and the Fund could lose its entire investment.

The prices of high yield, fixed-income securities fluctuate more than higher-quality debt securities. Prices are especially sensitive to developments affecting the company's business and to changes in the ratings assigned by rating agencies. Prices often are closely linked with the company's stock prices and typically rise and fall in response to factors that affect stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors.

High yield securities generally are less liquid than higher-quality securities. Many of these securities do not trade frequently, and when they do their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the Fund's ability to sell securities in response to specific economic events or to meet redemption requests.

INTEREST RATE

When interest rates rise, debt security prices fall. The opposite is also true: debt security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these price changes.

INCOME

Since the Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when interest rates fall.

FOREIGN SECURITIES

Investing in foreign securities, including securities of foreign governments and foreign securities traded on U.S. markets, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price.

CURRENCY EXCHANGE RATES. Although foreign securities held by the Fund generally will be denominated in U.S. dollars, some foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars.

POLITICAL AND ECONOMIC DEVELOPMENTS. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund's investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.

TRADING PRACTICES. Brokerage commissions and other fees generally are higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the Fund's assets) also may involve delays in payment, delivery or recovery of money or investments.

AVAILABILITY OF INFORMATION. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

LIMITED MARKETS. Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means the Fund may at times be unable to sell foreign securities at favorable prices.

CALL

A debt security may be prepaid (called) before maturity. An issuer is more likely to call its securities when interest rates are falling, because the issuer can issue new securities with lower interest payments. If a debt security is called, the Fund may have to replace it with a lower-yielding security. At any time, the Fund may have a large amount of its assets invested in securities subject to call risk. A call of some or all of these securities may lower the Fund's income and yield and its distributions to shareholders.



More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.
[End callout]

PERFORMANCE

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past 10 calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results.

ADVISOR CLASS ANNUAL TOTAL RETURNS/1,2

[Insert bar graph]


-1.54%  18.67% 14.21%  12.60%  1.65%  0.61%  -7.24%  3.04%  -3.32%  35.47%
--------------------------------------------------------------------------
94      95     96      97      98     99     00      01     02      03

                                   YEAR

Best Quarter:                             Q2 '03     12.39%
Worst Quarter:                            Q2 '02     -7.74%


AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2003

                                       1 YEAR    5 YEARS  10 YEARS
--------------------------------------------------------------------
AGE High Income Fund - Advisor
Class/2
Return Before Taxes                    35.47%     4.72%     6.76%
Return After Taxes on Distributions    31.77%     0.70%     2.75%
Return After Taxes on Distributions    22.71%     1.40%     3.17%
and Sale of Fund Shares
CS First Boston High Yield Index/3     27.94%     6.44%     7.30%
(Index reflects no deduction for
fees, expenses, or taxes)


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.


1. As of June 30, 2004, the Fund's year-to-date return was 1.27% for Advisor Class shares.
All Fund performance assumes reinvestment of dividends and capital gains.

2. Effective January 1, 1997, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) for periods prior to January 1, 1997, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after January 1, 1997, actual Advisor Class performance is used reflecting all charges and fees applicable to that class.
3. Source: Standard & Poor's Micropal. The Credit Suisse First Boston High Yield Index is an unmanaged, trader priced portfolio constructed to mirror the high yield debt market. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES                    (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                                  ADVISOR CLASS
--------------------------------------------------------------------
Maximum sales charge (load) imposed on                         None
purchases
Redemption fee on shares sold within 5 New
York Stock Exchange trading days following
their purchase date/1                                          2.00

ANNUAL FUND OPERATING EXPENSES      (EXPENSES DEDUCTED FROM FUND ASSETS)
                                                  ADVISOR CLASS
--------------------------------------------------------------------
Management fees2                                              0.46%
Distribution and service (12b-1) fees                          None
Other expenses                                                0.15%
                                              ----------------------
Total annual Fund operating expenses/2                        0.61%
                                              ----------------------
 Management fee reduction/2                                  -0.01%
                                              ----------------------
Net annual Fund operating expenses/2                          0.60%
                                              ======================

   1. The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is retained by the Fund and generally withheld from redemption proceeds. For more details, see "Redemption Fee" section.
   2. The manager had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission.



EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o  You invest $10,000 for the periods shown;
o  Your investment has a 5% return each year;
o  The Fund's operating expenses remain the same; and
o  You sell your shares at the end of the periods shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


 1 YEAR    3 YEARS  5 YEARS  10 YEARS
---------------------------------------
   $61      $192      $335     $750


MANAGEMENT


On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the "Company") claiming violations of the Massachusetts Uniform Securities Act ("Massachusetts Act") with respect to an alleged arrangement to permit market timing (the "Mass. Proceeding"). On February 17, 2004, the Company filed an Answer denying all violations of the Massachusetts Act. Hearings on this matter are presently scheduled in the coming months.

The Company, in addition to most of the mutual funds within Franklin Templeton Investments, has been named in shareholder class actions related to the matter described above that were filed in the United States District Courts in California, Florida, Nevada, New Jersey and New York. These parties, as well as certain of the mutual funds' trustees/directors, have also been named in a shareholder class action filed in March 2004 in the United States District Court in New Jersey. This lawsuit alleges violations of certain provisions of the federal securities laws and state common law fiduciary obligations in connection with Rule 12b-1 fees and brokerage commissions paid by the mutual funds. These lawsuits seek damages of unspecified amounts. The Company believes that the claims made in the lawsuits are without merit and it intends to defend vigorously against the allegations. It is anticipated that additional similar civil actions related to the matters described above may be filed in the future.

On August 2, 2004, Franklin Resources, Inc. announced that Franklin Advisers, Inc. (adviser to many of the funds within Franklin Templeton Investments, and an affiliate of the adviser to the other funds) had reached a settlement with the U.S. Securities and Exchange Commission ("SEC") that resolved an SEC investigation of market timing activity in the Franklin Templeton Investments funds. As part of the settlement, on August 2, 2004, the SEC issued an "Order instituting administrative and cease-and-desist proceedings pursuant to sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and sections 9(b) and 9(f) of the Investment Company Act of 1940, making findings and imposing remedial sanctions and a cease and desist order" (the "Order"). The SEC's Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the Mass. Proceeding described above.

Under the terms of the SEC's Order, pursuant to which Franklin Advisers, Inc., neither admits nor denies any wrongdoing, Franklin Advisers, Inc. has agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to fund shareholders in accordance with a plan to be developed by an Independent Distribution Consultant ("IDC"). Because the IDC has not yet been retained and the distribution methodology has not yet been developed, it is presently not possible to say which particular funds will be determined to have been affected or which particular groups of fund shareholders will receive distributions or in what proportion and amounts.

In the Order, the SEC notes that the Company has generally sought to detect, discourage and prevent market timing in its funds and began to increase its efforts to control market timing in 1999. The Order also requires Franklin Advisers to, among other things:

o   Enhance and periodically review compliance policies and   procedures,
    and establish a corporate ombudsman;

o Establish a new internal position whose responsibilities shall include compliance matters related to conflicts of interests; and

o Retain an Independent Distribution Consultant to develop a plan to distribute the $50 million settlement to fund shareholders.

The Staff of the SEC has also informed the Company that it is considering recommending a civil action or proceeding against Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc. ("Distributors")(the principal underwriter of shares of the Franklin Templeton mutual funds) concerning payments to securities dealers who sell fund shares (commonly referred to as "revenue sharing"). The staff of the California Attorney General's Office also has advised that it is authorized to bring a civil action against Franklin Resources, Inc. and Distributors, arising from the same events.
Even though the Company currently believes that the contemplated charges are unwarranted, it also believes that it is in the best interest of the Company and fund shareholders to resolve these issues voluntarily, to the extent the Company can reasonably do so. If it is found that the Company bears responsibility for any unlawful or improper conduct, the Company has committed to making the funds or their shareholders whole, as appropriate.

These issues were previously disclosed by the Company as being under investigation by government authorities and the subject of an internal inquiry by the Company in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on the Company's website at franklintempleton.com under "Statement on Current Industry Issues."

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, CA 94403-1906, is the Fund's investment manager. Together, Advisers and its affiliates manage over $353 billion in assets.


The portfolio manager responsible for the Fund's management is:


CHRISTOPHER MOLUMPHY CFA, EXECUTIVE VICE PRESIDENT OF ADVISERS
Mr. Molumphy has been a manager of the Fund since 1991. He joined Franklin Templeton Investments in 1988.

The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended May 31, 2004, management fees, before any reduction, were 0.46% of the Fund's average monthly net assets. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid 0.45% of its average monthly net assets to the manager for its services. This reduction is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission.



DISTRIBUTIONS AND TAXES



INCOME AND CAPITAL GAIN DISTRIBUTIONS
The Fund intends to pay an income dividend monthly from its net investment income. Capital gains, if any, may be distributed at least annually. The amount of any distributions will vary, and there is no guarantee the Fund will pay either income dividends or a capital gain distribution.

ANNUAL STATEMENTS. Every January, you will receive a statement that shows the tax status of distributions you received the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

AVOID "BUYING A DIVIDEND." If you invest in the Fund shortly before it makes a capital gain distribution, you may receive some of your investment back in the form of a taxable distribution.

TAX CONSIDERATIONS


In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable as long-term capital gains no matter how long you have owned your shares. Long-term capital gain distributions qualify for the 15% tax rate (5% for individuals in the 10% and 15% federal rate brackets). A portion of the income dividends paid to you may be qualified dividends eligible for taxation by individuals at long-term capital gain rates, so long as you meet certain holding period requirements.


SALES OF FUND SHARES. When you sell your shares in the Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale.


BACKUP WITHHOLDING. If you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding at a rate of 28% on any distributions of income, capital gains or proceeds from the sale of your shares.


OTHER TAX INFORMATION. Fund distributions and gains from the sale of your Fund shares generally are subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in the Fund.


FINANCIAL HIGHLIGHTS

This table presents the financial performance for Advisor Class for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.


ADVISOR CLASS                                            YEAR ENDED MAY 31,
------------------------------------------------------------------------------
                                      2004     2003     2002    2001     2000
------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of         1.88     1.88     2.09    2.30     2.69
year
                                  --------------------------------------------
  Net investment income/1              .16      .16      .21     .23      .26
  Net realized and unrealized
  gains (losses)                       .13       --     (.21)   (.19)    (.38)
                                  --------------------------------------------
Total from investment operations       .29      .16       --     .04    (.12)
                                  --------------------------------------------
Less distributions from net
investment income                     (.15)    (.16)    (.21)   (.25)    (.27)
                                  --------------------------------------------
Redemption fees/2                      -2       -2        -       -        -
                                  --------------------------------------------
NET ASSET VALUE, END OF YEAR          2.02     1.88     1.88    2.09     2.30
Total return (%)/3                   15.82    10.23     (.03)    1.86   (4.88)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year             37,569   28,045   20,758  22,041   17,234
($ x 1,000)
Ratios to average net assets: (%)
 Expenses                              .60      .62      .61     .62      .60
 Net investment income                7.88     9.86    10.42   10.43    10.29
Portfolio turnover rate (%)          44.07    36.52    18.56   21.37    18.79

1.  Based on average daily shares outstanding.
2.  Amount is less than $0.001 per share.
3.  Total return is not annualized.



YOUR ACCOUNT

QUALIFIED INVESTORS

The following investors may qualify to buy Advisor Class shares of the Fund.


o Registered investment advisors on behalf of their clients invested in any series of Franklin Mutual Series Fund Inc. on October 31, 1996. Minimum investment: $1,000.

o Registered investment advisors who buy on behalf of their clients through a broker-dealer or service agent who has an agreement with Franklin Templeton Distributors, Inc. (Distributors). Minimum investment: $1,000 initial.

o Broker-dealers, registered investment advisors or certified financial planners who have an agreement with Distributors for clients participating in comprehensive fee programs. Minimum investments: $250,000 initial ($100,000 initial for an individual client).

o Current and former officers, trustees, directors, full-time employees of Franklin Templeton Investments, and their family members. Minimum investments: $100 initial ($50 for accounts with an automatic investment plan).

o  Each series of the Franklin Templeton Fund Allocator
   Series. Minimum investments: $1,000 initial.



 [Begin callout]
FRANKLIN TEMPLETON FUNDS include all of the U.S. registered mutual funds of Franklin Templeton Investments, except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund.
 [End callout]


o Governments, municipalities, and tax-exempt entities that meet the requirements for qualification under section 501 of the Internal Revenue Code. Minimum investments: $1 million initial investment in Advisor Class or Class Z shares of any Franklin Templeton fund.

o Accounts managed by Franklin Templeton Investments. Minimum investments: No initial minimum.

o Defined contribution plans such as employer stock, bonus, pension or profit sharing plans that meet the requirements for qualification under section 401 of the Internal Revenue Code, including salary reduction plans qualified under section 401(k) of the Internal Revenue Code, and that are sponsored by an employer (i) with at least 10,000 employees, (ii) with retirement plan assets of $100 million or more, or (iii) with retirement plan assets of $20 million or more and who has contracted for current participant level record keeping with the Defined Contribution Services
   (DCS) division of Franklin Templeton Investor Services or is receiving current DCS services by contracting with the entity identified in DCS promotional material for participant level record keeping related to those DCS services. Minimum investment: No initial minimum.

o Trust companies and bank trust departments initially investing in Franklin Templeton funds at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. Minimum investment: No initial minimum.

o  Any trust or plan established as part of a qualified tuition program under
   Section 529 of the Internal Revenue Code, provided that Distributors or an affiliate of Distributors has entered into a contract with the state sponsor of the program to provide certain services relating to the operation of the program. Minimum investments: No initial minimum.

o Individual investors. Minimum investments: $5 million initial. You may combine all of your shares in Franklin Templeton funds for purposes of determining whether you meet the $5 million minimum, as long as $1 million is in Advisor Class or Class Z shares of any Franklin Templeton fund.

o Any other investor, including a private investment vehicle such as a family trust or foundation, who is a member of an established group of 11 or more investors. Minimum investments: $5 million initial. For minimum investment purposes, the group's investments are added together. The group may combine all of its shares in Franklin Templeton funds for purposes of determining whether it meets the $5 million minimum, as long as $1 million is in Advisor Class or Class Z shares of any Franklin Templeton fund. There are certain other requirements and the group must have a purpose other than buying Fund shares without a sales charge.



BUYING SHARES

ACCOUNT APPLICATION


If you are opening a new account, please complete and sign the enclosed account application. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services" on page 22). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic funds transfer to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions. We do not accept cash, credit card convenience checks, non-bank money orders or travelers checks as forms of payment to purchase shares.

BUYING SHARES
---------------------------------------------------------------------
                    OPENING AN ACCOUNT     ADDING TO AN ACCOUNT
---------------------------------------------------------------------


THROUGH YOUR        Contact your           Contact your investment
INVESTMENT          investment             representative
REPRESENTATIVE      representative
---------------------------------------------------------------------
                    If you have another    Before requesting a
BY PHONE/ONLINE     Franklin Templeton     telephone or online
                    fund account with      purchase into an
(Up to $100,000     your bank account      existing account, please
per shareholder     information on file,   make sure we have your
per day)            you may open a new     bank account information
                    account by phone. At   on file. If we do not
                    this time, a new       have this information,
franklintempleton.  account may not be     you will need to send
com                 opened online.         written instructions
Note: (1) certain                          with your bank's name
account types are   To make a same day     and address and a voided
not available for   investment, your       check or savings account
online account      phone order must be    deposit slip. If the
access and (2) the  received and accepted  bank and Fund accounts
amount may be       by us by 1:00 p.m.     do not have at least one
higher for members  Pacific time or the    common owner, your
of the Valued       close of the New York  written request must be
Investor Program.   Stock Exchange,        signed by ALL fund AND
Please see page 24  whichever is earlier.  bank account owners, and
for more                                   each individual must
information                                have his or her
regarding                                  signature guaranteed.
eligibility.
                                           To make a same day
                                           investment, your phone
                                           or online order must be
                                           received and accepted by
                                           us by 1:00 p.m. Pacific
                                           time or the close of the
                                           New York Stock Exchange,
                                           whichever is earlier.
---------------------------------------------------------------------
                    Make your check        Make your check payable
                    payable to AGE High    to AGE High Income Fund.
                    Income Fund.           Include your account
                                           number on the check.
BY MAIL             Mail the check and
                    your signed            Fill out the deposit
                    application to         slip from your account
                    Investor Services.     statement. If you do not
                                           have a slip, include a
                                           note with your name, the
                                           Fund name, and your
                                           account number.

                                           Mail the check and
                                           deposit slip or note to
                                           Investor Services.
---------------------------------------------------------------------
                    Call  to receive a     Call to receive a wire
                    wire control number    control number and wire
                    and wire               instructions.
BY WIRE             instructions.
                                           To make a same day wire
1-800/632-2301      Wire the funds and     investment, the wired
(or 1-650/312-2000  mail your signed       funds must be received
collect)            application to         and accepted by us by
                    Investor Services.     1:00 p.m. Pacific time
                    Please include the     or the close of the New
                    wire control number    York Stock Exchange,
                    or your new account    whichever is earlier.
                    number on the
                    application.

                    To make a same day
                    wire investment, the
                    wired funds must be
                    received and accepted
                    by us by 1:00 p.m.
                    Pacific time or the
                    close of the New York
                    Stock Exchange,
                    whichever is earlier.
---------------------------------------------------------------------
                    Call Shareholder       Call Shareholder
BY EXCHANGE         Services at            Services at
                    1-800/632-2301, or     1-800/632-2301, or send
                    send signed written    signed written
                    instructions.   You    instructions. You also
franklintempleton.  also may place an      may place an online
com                 online exchange        exchange order.
                    order. The automated
                    telephone system       (Please see page 28 for
                    cannot be used to      information on
                    open a new account.    exchanges.)

                    (Please see page 28
                    for information on
                    exchanges.)
---------------------------------------------------------------------

                                          Franklin Templeton Investor Services
                                    P.O. Box 997151, Sacramento, CA 95899-9983
                                                Call toll-free: 1-800/632-2301
                                                        (Monday through Friday
                                         5:30 a.m. to 5:00 p.m., Pacific time)
                             or visit us online 24 hours a day, 7 days a week,
                                                      at franklintempleton.com


INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN

This plan offers a convenient way for you to invest in the Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include your minimum initial investment with your application.

AUTOMATIC PAYROLL DEDUCTION

You may invest in the Fund automatically by transferring money from your paycheck to the Fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.


AUTOMATED TELEPHONE SYSTEM

Our automated system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available by dialing any of the following numbers from a touch-tone phone:

SHAREHOLDER SERVICES           1-800/632-2301
ADVISOR SERVICES               1-800/524-4040
RETIREMENT SERVICES            1-800/527-2020


DISTRIBUTION OPTIONS


You may reinvest distributions you receive from the Fund in an existing account in the same share class of the Fund or in Advisor Class or Class A shares of another Franklin Templeton fund. To reinvest your distributions in Advisor Class shares of another Franklin Templeton fund, you must qualify to buy that fund's Advisor Class shares. For distributions reinvested in Class A shares of another Franklin Templeton fund, initial sales charges and contingent deferred sales charges (CDSCs) will not apply if you reinvest your distributions within 365 days (90 days after February 1, 2005). You also can have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.


[Begin callout]
For retirement plans for which Franklin Templeton Bank & Trust is the trustee or custodian, special forms may be needed to receive distributions in cash. Please call 1-800/527-2020 for information.
[End callout]

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.

RETIREMENT PLANS

Franklin Templeton Investments offers a variety of retirement plans for individuals and businesses. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Services at 1-800/527-2020.



TELEPHONE/ONLINE PRIVILEGES


You will automatically receive telephone/online privileges when you open your account, allowing you to obtain or view your account information, and conduct a number of transactions by phone or online, including: buy, sell, or exchange shares of most funds; use electronic funds transfer to buy or sell shares of most funds; change your address; and, add or change account services (including distribution options, systematic withdrawal plans and automatic investment plans).


To view your account information or request online transactions, you will first need to register for these services at the shareholder section of our website at franklintempleton.com. You will be asked to accept the terms of an online agreement(s) and establish a password for online services. If you are registered for online services, you may enroll online in Franklin Templeton's electronic delivery program for your shareholder documents. This will allow you to receive electronic delivery (through our website) of most funds' prospectuses, annual/semiannual reports to shareholders, and proxy statements, as well as your account(s) statements and trade confirmations, and discontinue receiving your paper copies through the U.S. mail. Using our shareholder website means you are consenting to sending and receiving personal financial information over the Internet, so you should be sure you are comfortable with the risks.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information, and also may record calls. To help safeguard your account, keep your password confidential, and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. For transactions done over the Internet, we recommend the use of an Internet browser with 128-bit encryption. Certain methods of contacting us (such as by phone or by Internet) may be unavailable or delayed during periods of unusual market activity. OF COURSE, YOU CAN DECLINE TELEPHONE BUY, SELL, OR EXCHANGE PRIVILEGES ON YOUR ACCOUNT APPLICATION, OR CHOOSE NOT TO REGISTER FOR ONLINE PRIVILEGES. IF YOU HAVE TELEPHONE/ONLINE PRIVILEGES ON YOUR ACCOUNT AND WANT TO DISCONTINUE THEM, PLEASE CONTACT US FOR INSTRUCTIONS. You may reinstate these privileges at any time in writing, including online registration with respect to online privileges.

NOTE: We discourage you from including confidential or sensitive information in any Internet communication to us. If you do choose to send email (encrypted or not) to us over the Internet, you are accepting the associated risks of lack of confidentiality.



SYSTEMATIC WITHDRAWAL PLAN

This plan allows you to automatically sell your shares and receive regular payments from your account. Certain terms and minimums apply. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your application.


VALUED INVESTOR PROGRAM

You may be eligible for the Valued Investor Program (VIP) if the total combined value of Franklin Templeton fund shares held directly with the funds in your name or the name of a legal entity over which you have exclusive control, in the name of your spouse, and in the names of your children or grandchildren who are under the age of 21 exceeds $250,000. Franklin Templeton VIP shareholders enjoy enhanced service and transaction capabilities. Please contact Shareholder Services at 1-800/632-2301 for additional information on this program.


SELLING SHARES

You can sell your shares at any time.

SELLING SHARES IN WRITING

Generally, requests to sell $100,000 or less can be made over the phone, online, or with a simple letter. Sometimes, however, to protect you and the Fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud.
You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o  you are selling more than $100,000 worth of shares
o  you want your proceeds paid to someone who is not a registered owner
o  you want to send your proceeds somewhere other   than the address of
   record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the Fund against potential claims based on the instructions received.


The amount may be higher for members of the Valued Investor Program. Please see page 24 for more information regarding eligibility.


SELLING RECENTLY PURCHASED SHARES

If you sell shares recently purchased, we may delay sending you the proceeds until your check, draft or wire/electronic funds transfer has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS

Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

RETIREMENT PLANS

You may need to complete additional forms to sell shares in a Franklin Templeton Bank & Trust retirement plan. For participants under age 591/2, tax penalties may apply. Call Retirement Services at 1-800/527-2020 for details.


SELLING SHARES
----------------------------------------------------------
                    TO SELL SOME OR ALL OF YOUR SHARES
----------------------------------------------------------


THROUGH YOUR        Contact your investment
INVESTMENT          representative
REPRESENTATIVE
----------------------------------------------------------
                    Send written instructions and
                    endorsed share certificates (if you
                    hold share certificates) to Investor
BY MAIL             Services.  Corporate, partnership or
                    trust accounts may need to send
                    additional documents.

                    Specify the Fund, the account number
                    and the dollar value or number of
                    shares you wish to sell. Be sure to
                    include all necessary signatures and
                    any additional documents, as well as
                    signature guarantees if required.

                    A check will be mailed to the
                    name(s) and address on the account,
                    or otherwise according to your
                    written instructions.
----------------------------------------------------------
                    As long as your transaction is for
                    $100,000 or less, you do not hold
BY PHONE/ONLINE     share certificates and you have not
                    changed your address by phone or
1-800/632-2301      online within the last 15 days, you
                    can sell your shares by phone or
franklintempleton.  online. The amount may be higher for
com                 members of the Valued Investor
                    Program.  Please see page 24 for
                    more information regarding
                    eligibility.

                    A check will be mailed to the
                    name(s) and address on the account.
                    Written instructions, with a
                    signature guarantee, are required to
                    send the check to another address or
                    to make it payable to another
                    person.
----------------------------------------------------------
                    You can call, write, or visit us
                    online to have redemption proceeds
                    sent to a bank account. See the
BY ELECTRONIC FUNDS policies at left for selling shares
TRANSFER (ACH)      by mail, phone, or online.

                    Before requesting to have redemption
                    proceeds sent to a bank account,
                    please make sure we have your bank
                    account information on file. If we
                    do not have this information, you
                    will need to send written
                    instructions with your bank's name
                    and a voided check or savings
                    account deposit slip. If the bank
                    and Fund accounts do not have at
                    least one common owner, you must
                    provide written instructions signed
                    by ALL fund AND bank account owners,
                    and each individual must have his or
                    her signature guaranteed.

                    If we receive your request in proper
                    form by 1:00 p.m. Pacific time,
                    proceeds sent by ACH generally will
                    be available within two to three
                    business days.
----------------------------------------------------------

                    Obtain a current prospectus for the
BY EXCHANGE         fund you are considering.
                    Prospectuses are available online at
                    franklintempleton.com.

                    Call Shareholder Services at the
                    number below or send signed written
                    instructions. You also may place an
                    exchange order online.  See the
                    policies at left for selling shares
                    by mail, phone, or online.

                    If you hold share certificates, you
                    will need to return them to the Fund
                    before your exchange can be
                    processed.
----------------------------------------------------------

      Franklin Templeton Investor Services
      P.O. Box 997151, Sacramento, CA 95899-9983
      Call toll-free: 1-800/632-2301
      (Monday through Friday 5:30 a.m. to 5:00 p.m., Pacific time) or visit us online 24 hours a day, 7 days a week, at franklintempleton.com


EXCHANGING SHARES

EXCHANGE PRIVILEGE

You can exchange shares between most Franklin Templeton funds within the same class. You also may exchange your Advisor Class shares for Class A shares of a fund that does not currently offer an Advisor Class (without any sales charge)* or for Class Z shares of Franklin Mutual Series Fund Inc.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

If you do not qualify to buy Advisor Class shares of Templeton Developing Markets Trust or Templeton Foreign Fund,you also may exchange your shares for Class A shares of those funds (without any sales charge)* or for shares of Templeton Institutional Funds, Inc.

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee.

*If you exchange into Class A shares and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class A shares for Advisor Class shares if you otherwise qualify to buy the fund's Advisor Class shares.

REJECTED EXCHANGES. If the Fund rejects an exchange request involving the sale of Fund shares, the rejected exchange request will also mean rejection of the request to purchase shares of another fund with the proceeds of the sale. Of course, you may generally redeem shares of the Fund at any time.

EXCHANGES THROUGH FINANCIAL INTERMEDIARIES. If you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains a master account (an Omnibus Account) with the Fund for trading on behalf of its customers, different exchange and/or transfer limit guidelines and restrictions may apply. The financial intermediary through whom you are investing may choose to adopt these exchange limit guidelines or, alternatively, may adopt different trading restrictions designed to discourage short-term or excessive trading. Consult with your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) to determine what trading restrictions, including exchange/transfer limitations, may be applicable to you.

FUND EXCHANGE PRIVILEGE CHANGES/WAIVER. The Fund may terminate or modify (temporarily or permanently) this exchange limit guideline and exchange privilege in the future. You will receive 60 days' notice of any material changes, unless otherwise provided by law. The Fund reserves the right to waive the exchange limit guideline at its discretion if the Fund's manager believes such waiver is not inconsistent with the best interests of the Fund. The exchange limit guideline does not apply to mutual funds, Omnibus Accounts and certain comprehensive fee programs where investment instructions are given at the firm level of Fund approved broker-dealers on behalf of their clients invested in Franklin Templeton funds.

OTHER FUNDS' EXCHANGE PRIVILEGES. If there is a conflict between the exchange privileges of two funds involved in an exchange transaction, the stricter policy will apply to the transaction. Other Franklin Templeton funds may have different exchange restrictions. Check each fund's prospectus for details.

MARKET TIMING TRADING POLICY

MARKET TIMING GENERALLY. The Fund discourages short-term or excessive trading, often referred to as "market timing," and intends to seek to restrict or reject such trading or take other action, as described below, if in the judgment of the Fund manager or transfer agent such trading may interfere with the efficient management of the Fund's portfolio, may materially increase the Fund's transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders.

MARKET TIMING CONSEQUENCES. If information regarding your trading activity in this Fund or in any other Franklin Templeton fund or non-Franklin Templeton fund is brought to the attention of the Fund's manager or the Fund's transfer agent and based on that information the Fund or its agents in their sole discretion conclude that your trading may be detrimental to the Fund as described in this Market Timing Trading Policy, the Fund may temporarily or permanently bar your future purchases into the Fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between the Fund and any other mutual fund).

In considering an investor's trading activity, the Fund may consider, among other factors, the investor's trading history both directly and, if known, through financial intermediaries, in the Fund, in other Franklin Templeton funds, in non-Franklin Templeton mutual funds, or in accounts under common control or ownership.

MARKET TIMING THROUGH FINANCIAL INTERMEDIARIES. You are an investor subject to this policy whether you are a direct shareholder of the Fund or you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains an Omnibus Account with the Fund for trading on behalf of its customers.

While the Fund will encourage financial intermediaries to apply the Fund's market timing trading policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund's market timing trading policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the Omnibus Accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund's market timing trading policy to their customers (for example, participants in a 401(k) retirement plan) through such methods as implementing short-term trading limitations or restrictions, assessing the Fund's redemption fee and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund's market timing trading policy.

RISKS FROM MARKET TIMERS. Depending on various factors, including the size of the Fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents and the dollar amount and number and frequency of trades, short-term or excessive trading may interfere with the efficient management of the Fund's portfolio, increase the Fund's transaction costs, administrative costs and taxes and/or impact Fund performance.

In addition, if the nature of the Fund's portfolio holdings expose the Fund to investors who engage in the type of market timing trading that seeks to take advantage of possible delays between the change in the value of a mutual fund's portfolio holdings and the reflection of the change in the net asset value of the fund's shares, sometimes referred to as "arbitrage market timing," there is the possibility that such trading, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices. Arbitrage market timers may seek to exploit possible delays between the change in the value of a mutual fund's portfolio holdings and the net asset value of the fund's shares in funds that hold significant investments in foreign securities because certain foreign markets close several hours ahead of the U.S. markets, and in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments which may not be frequently traded.

The Fund is currently using several methods to reduce the risk of market timing. These methods include:

o   limiting annual exchange activity per fund account;

o committing staff to selectively review on a continuing basis recent trading activity in order to identify trading activity that may be contrary to this market timing trading policy; and

o   assessing a redemption fee for short-term trading

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund's shareholders. There is no assurance that the Fund or its agents will gain access to any or all information necessary to detect market timing in Omnibus Accounts. While the Fund will seek to take actions (directly and with the assistance of financial intermediaries) that will detect market timing, the Fund cannot represent that such trading activity can be completely eliminated.

REVOCATION OF MARKET TIMING TRADES. Transactions placed in violation of the Fund's market timing trading policy or exchange limit guidelines are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

REDEMPTION FEE

REDEMPTION FEE ASSESSMENT. A short-term trading redemption fee may be assessed on any Fund shares in a Fund account that are sold (by redemption, whether voluntary or involuntary, or exchange) within five (5) New York Stock Exchange trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed (using standard rounding criteria) and shares held the longest will be treated as being redeemed first and shares held shortest as being redeemed last. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, by billing you.

This redemption fee is imposed to discourage short-term trading and is paid to the Fund to help offset any cost associated with such short-term trading. This redemption fee is not intended to accommodate short-term trading and the Fund will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account in the Fund and/or in your other Franklin Templeton fund accounts, the Fund manager or transfer agent may in its sole discretion determine that your trading activity may be detrimental to the Fund as described in the Fund's "Market Timing Trading Policy" section and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Fund even if any such request would not exceed the exchange limit guideline described in this prospectus.

REDEMPTIONS THROUGH FINANCIAL INTERMEDIARIES. You are an investor subject to this 2% short-term trading redemption fee whether you are a direct shareholder of the Fund or you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains an Omnibus Account with the Fund for trading on behalf of its customers. Currently, only certain intermediaries have the ability to collect the Fund's redemption fee on the Fund's behalf from their customers' accounts. Even in the case of these intermediaries who are collecting the redemption fee, due to policy, operational and/or systems' requirements and limitations, these intermediaries may use criteria and methods for tracking, applying and/or calculating the fee that may differ in some respects from that of the Fund. The Fund will continue to encourage all financial intermediaries to develop the capability to begin assessing the redemption fee from their customers who invest in the Fund. If you are investing in Fund shares through a financial intermediary, you should contact your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) for more information on any differences in how the redemption fee is applied to your investments in the Fund.

WAIVER/EXCEPTIONS/CHANGES. The Fund reserves the right to waive the redemption fee at its discretion if the Fund's transfer agent believes such waiver is consistent with the best interests of the Fund and to the extent permitted or required by applicable law. The Fund's transfer agent may also, at its discretion and upon receipt of shareholder's written request, waive the redemption fee because of a bona fide and unanticipated financial emergency. The redemption fee does not apply to redemptions by other mutual funds, Omnibus Account owners and certain comprehensive fee programs where investment instructions are given at the firm level of Fund approved broker-dealers on behalf of their clients invested in Franklin Templeton funds. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. You will receive 60 days' notice of any material changes, unless otherwise provided by law.

LIMITATIONS ON COLLECTION. Currently, the Fund is very limited in its ability to ensure that the redemption fee is assessed by financial intermediaries on behalf of their customers. For example, where a financial intermediary is not able to determine if the redemption fee applies and/or is not able to assess or collect the fee, or omits to collect the fee at the time of a redemption, the Fund will not receive the redemption fees.
Further, if Fund shares are redeemed by a financial intermediary at the direction of its customer(s), the Fund may not know: (1) whether a redemption fee is applicable; and/or (2) the identity of the customer who should pay the redemption fee.

INVOLUNTARY REDEMPTIONS

The Fund reserves the right to close your account if the account value falls below the Fund's minimum account level, or you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the Fund (such as market timing), to the fullest extent permitted by law.


ACCOUNT POLICIES

CALCULATING SHARE PRICE

The Fund calculates the net asset value per share (NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). The NAV for Advisor Class is calculated by dividing its net assets by the number of its shares outstanding.

The Fund's assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value.If the Fund holds securities listed primarily on a foreign exchange that trades on days when the Fund is not open for business, the value of your shares may change on days that you cannot buy or sell shares.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

ACCOUNTS WITH LOW BALANCES

If the value of your account falls below $500 ($50 for employee accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record.

STATEMENTS, REPORTS AND PROSPECTUSES

You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement).

You also will receive the Fund's financial reports every six months as well as an annual updated prospectus. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and prospectus. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at 1-800/632-2301. At any time you may view current prospectuses and financial reports on our website.

If you choose, you may receive your statements, financial reports and prospectuses through electronic delivery (please see "Telephone/Online Privileges" on page 23).

INVESTMENT REPRESENTATIVE ACCOUNT ACCESS

If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from the Fund.

STREET OR NOMINEE ACCOUNTS

You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS


Unless you specify a different registration, shares issued to two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to jointly owned shares, or to sever a joint tenancy in jointly owned shares, all owners must agree in writing.


JOINT ACCOUNT RISK WITH TELEPHONE/ONLINE PRIVILEGES

You will automatically receive telephone/online privileges when you open your account. If your account has more than one registered owner, telephone/online privileges allow the Fund to accept online registration for online services (including electronic delivery of shareholder documents) and transaction instructions online or by telephone from only one registered owner. This means that ANY ONE REGISTERED OWNER ON YOUR ACCOUNT, ACTING ALONE AND WITHOUT THE CONSENT OF ANY OTHER REGISTERED OWNER, may give the Fund instructions by telephone, online or in writing (subject to any limitations in telephone or online privileges) to:

o Exchange shares from a jointly registered Fund account requiring all registered owner signatures into an identically registered money fund account that only requires one registered owner's signature to redeem shares;

o Redeem Fund shares and direct the redemption proceeds to a bank account that may or may not be owned by you and, if owned by you jointly with someone else, only requires one person to withdraw funds by check or otherwise;

o Add/Change the bank account to which Fund share redemption proceeds may be sent, which bank account may not be owned by you;

o  Purchase  Fund shares by debiting a bank  account that may be owned by you;
   and

o Add/Change the bank account that may be debited for Fund share purchases, which new account may be owned by you.

If you do NOT want another registered owner on your account to be able to issue these kinds of instructions to the Fund without your consent, you must instruct the Fund to deny/terminate online privileges and the ability to issue such instructions by telephone so that these types of instructions will only be accepted in writing signed by all account owners. This decision will apply to any other fund into which you may exchange your jointly owned Fund shares. Any later decision to permit these types of instructions by telephone and/or online will need to be given to the Fund in a written instruction signed by all registered owners.



ADDITIONAL POLICIES

Please note that the Fund maintains additional policies and reserves certain rights, including:


   o The Fund may restrict, reject or cancel any purchase orders, including an exchange request.

o The Fund may modify, suspend, or terminate telephone/online privileges at any time.

   o The Fund may make material changes to or discontinue the exchange privilege on 60 days' notice or as otherwise provided by law.
   o The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.
   o Normally, redemptions are processed by the next business day, but may take up to seven days to be processed if making immediate payment would adversely affect the Fund.
   o In unusual circumstances, we may temporarily suspend redemptions or postpone the payment of proceeds, as allowed by federal securities laws.
   o For redemptions over a certain amount, the Fund may pay redemption proceeds in securities or other assets rather than cash if the manager determines it is in the best interest of the Fund, consistent with applicable law.
   o You may only buy shares of a fund (including the purchase side of an exchange) eligible for sale in your state or jurisdiction.

   o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Fund promptly.


DEALER COMPENSATION

Qualifying dealers who sell Advisor Class shares may receive up to 0.25% of the amount invested. This amount is paid by Franklin Templeton Distributors, Inc. from its own resources.

QUESTIONS

If you have any questions about the Fund or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-9983. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.


                                                  HOURS (PACIFIC TIME, MONDAY
DEPARTMENT NAME              TELEPHONE NUMBER     THROUGH FRIDAY)
-------------------------------------------------------------------
SHAREHOLDER SERVICES         1-800/632-2301        5:30 a.m. to 5:00 p.m.
FUND INFORMATION             1-800/DIAL BEN(R)     5:30 a.m. to 5:00 p.m.
                             (1-800/342-5236)
RETIREMENT SERVICES          1-800/527-2020        5:30 a.m. to 5:00 p.m.
ADVISOR SERVICES             1-800/524-4040        5:30 a.m. to 5:00 p.m.
INSTITUTIONAL SERVICES       1-800/321-8563        6:00 a.m. to 4:00 p.m.
TDD (HEARING IMPAIRED)       1-800/851-0637        5:30 a.m. to 5:00 p.m.
AUTOMATED TELEPHONE SYSTEM   1-800/632-2301       (around-the-clock access)
                             1-800/524-4040
                             1-800/527-2020



FOR MORE INFORMATION

You can learn more about the Fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and Fund strategies that significantly affected Fund performance during its last fiscal year, financial statements, detailed performance information, portfolio holdings and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about the Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below. You also can view the current annual/semiannual report online at franklintempleton.com.

You also can obtain information about the Fund by visiting the SEC's Public Reference Room in Washington, DC
(phone 1-202/942-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, DC 20549-0102 or by electronic request at the following email address: publicinfo@sec.gov.


[Insert FRANKLIN(R) TEMPLETON(R) INVESTMENTS logo]
One Franklin Parkway, San Mateo, CA 94403-1906
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
FRANKLINTEMPLETON.COM


GAIN FROM OUR PERSPECTIVE(R)



Investment Company Act file #811-01608                           105 PA 10/04







FRANKLIN'S
AGE HIGH
INCOME FUND

FRANKLIN HIGH INCOME TRUST
CLASS A, B, C & R


STATEMENT OF ADDITIONAL INFORMATION
OCTOBER 1, 2004



[Insert Franklin Templeton Investments logo]

P.O. BOX 997151, SACRAMENTO, CA 95899-9983 1-800/DIAL BEN(R)


This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Fund's prospectus. The Fund's prospectus, dated October 1, 2004, which we may amend from time to time, contains the basic information you should know before investing in the Fund. You should read this SAI together with the Fund's prospectus.

The audited financial statements and Report of Independent
Registered Public Accounting Firm in the Fund's Annual Report to
Shareholders, for the fiscal year ended May 31, 2004, are incorporated by reference (are legally a part of this SAI).


For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN(R)
(1-800/342-5236).

CONTENTS


Goals, Strategies and Risks                     2
Officers and Trustees                          11
Proxy Voting Policies and Procedures           15
Management and Other Services                  17
Portfolio Transactions                         19
Distributions and Taxes                        20
Organization, Voting Rights
 and Principal Holders                         23
Buying and Selling Shares                      24
Pricing Shares                                 31
The Underwriter                                32
Performance                                    34
Miscellaneous Information                      38
Description of Ratings                         38


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MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

o  ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION,
   THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S.
   GOVERNMENT;

o  ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED
   BY, ANY BANK;

o  ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF
   PRINCIPAL.
-------------------------------------------------------------------


GOALS, STRATEGIES AND RISKS
-------------------------------------------------------------------

Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when the Fund makes an investment. In most cases, the Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

If a bankruptcy or other extraordinary event occurs concerning a particular security the Fund owns, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

The Fund has adopted certain investment restrictions as fundamental and non-fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of the Fund's outstanding shares or (ii) 67% or more of the Fund's shares present at a shareholder meeting if more than 50% of the Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less. A non-fundamental policy may be changed by the board of trustees without the approval of shareholders.

FUNDAMENTAL INVESTMENT POLICIES

The Fund's principal investment goal is to earn a high level of current income. Its secondary goal is to seek capital appreciation to the extent it is possible and consistent with the Fund's principal goal.

The Fund may not:

1. Invest more than 25% of the value of the Fund's total assets in one particular industry.

2. Purchase securities, if the purchase would cause the Fund at that time to have more than 5% of the value of its total assets invested in the securities of any one company or to own more than 10% of the voting securities of any one company (except obligations issued or guaranteed by the U.S. government).

3. Underwrite or engage in the agency distributions of securities of other issuers, except insofar as the Fund may be technically deemed an underwriter in connection with the disposition of securities in its portfolio.

4. Make loans to other persons except on a temporary basis in connection with the delivery or receipt of portfolio securities which have been bought or sold, or by the purchase of bonds, debentures or similar obligations which have been publicly distributed or of a character usually acquired by institutional investors or through loans of the Fund's portfolio securities, or to the extent the entry into a repurchase agreement may be deemed a loan.

5. Borrow money in excess of 5% of the value of the Fund's total assets, and then only as a temporary measure for extraordinary or emergency purposes.

6. Sell securities short or buy on margin nor pledge or hypothecate any of the Fund's assets.

7. Buy or sell real estate (other than interests in real estate investment trusts), commodities or commodity contracts.

8. Invest in the securities of another investment company, except securities acquired in connection with a merger, consolidation or reorganization; except to the extent the Fund invests its uninvested daily cash balances in shares of the Franklin Money Fund and other money market funds in the Franklin Templeton funds provided (i) its purchases and redemptions of such money market Fund shares may not be subject to any purchase or redemption fees, (ii) its investments may not be subject to duplication of management fees, nor to any charge related to the expense of distributing the Fund's shares (as determined under Rule 12b-1, as amended under the federal securities laws), and (iii) aggregate investments by the Fund in any such money market Fund do not exceed (a) the greater of (i) 5% of the Fund's total net assets or (ii) $2.5 million, or (b) more than 3% of the outstanding shares of any such money market fund.

9. Invest in any company for the purpose of exercising control or management.

10. Purchase the securities of any company in which any officer, trustee, or director of the Fund or its investment manager owns more than 1/2 of 1% of the outstanding securities and in which all of the officers, trustees, and directors of the Fund and its investment manager as a group, own more than 5% of such securities.

NON-FUNDAMENTAL INVESTMENT POLICIES

 1. The Fund presently has no intention of investing more than 10% of its net assets in foreign securities not publicly traded in the U.S.

 2. Illiquid securities (including illiquid equity securities, securities with legal or contractual restrictions on resale, repurchase agreements of more than seven days duration, and other securities that are not readily marketable) may not constitute more than 10% of the value of the Fund's net assets.

 3. The Fund may not invest more than 5% of its total assets in companies that have a record of less than three years continuous operation, including predecessors.

 4. The Fund will not invest more than 10% of its total assets, at the time of purchase, in defaulted debt securities.

 5. The Fund may lend certain of its portfolio securities, provided such loans do not exceed 10% of the value of the Fund's total assets, measured at the time of the most recent loan.


Certain words or phrases may be used in descriptions of Fund investment policies and strategies to give investors a general sense of the Fund's levels of investment. They are broadly identified with, but not limited to, the following percentages of fund total assets:

      "small portion"          less than 10%
      "portion"                10% to 25%
      "significant"            25% to 50%
      "substantial"            50% to 66%
      "primary"                66% to 80%
      "predominant"            80% or more

If the Fund intends to limit particular investments or strategies to no more than specific percentages of Fund assets, the prospectus or SAI will clearly identify such limitations. The percentages above are not limitations unless specifically stated as such in the Fund's prospectus or elsewhere in this SAI.


INVESTMENTS, TECHNIQUES, STRATEGIES AND THEIR RISKS

The value of your shares will increase as the value of the securities owned by the Fund increases and will decrease as the value of the Fund's investments decrease. In this way, you participate in any change in the value of the securities owned by the Fund. In addition to the factors that affect the value of any particular security that the Fund owns, the value of the Fund's shares may also change with movements in the stock and bond markets as a whole.

CONVERTIBLE SECURITIES A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because both interest rate and market movements can influence its value, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.


CORPORATE LOANS The Fund may invest a portion of its net assets in corporate loans made to or issued by U.S. companies, non-U.S. entities, and U.S. subsidiaries of non-U.S. entities. Corporate loans are loans made to corporations. In return, the corporation pays interest and principal to the lenders. Corporate loans include participation interests in corporate loans or assignments of corporate loans. Corporate loans generally have a floating interest rate, although the Fund may also invest in fixed-rate loans.

A corporate loan in which the Fund may invest typically is structured by a group of lenders. This means that the lenders participate in the negotiations with the borrower and in the drafting of the terms of the loan. The group of lenders often consists of commercial banks, thrift institutions, insurance companies, finance companies or other financial institutions. The Fund will not act as the sole negotiator or sole originator for a corporate loan. One or more of the lenders usually administers the loan on behalf of all the lenders. This lender is referred to as the agent bank.

The Fund may invest in a corporate loan in one of three ways. It may make a direct investment in the corporate loan by participating as one of the lenders. It may purchase a participation interest or it may purchase an assignment. Participation interests are interests issued by a lender or other financial institution, which represent a fractional interest in a corporate loan. The Fund may acquire participation interests from a lender or other holders of participation interests. Holders of participation interests are referred to as participants. An assignment represents a portion of a corporate loan previously attributable to a different lender. Unlike a participation interest, the Fund will generally become a lender for the purposes of the relevant loan agreement by purchasing an assignment.

It can be advantageous to the Fund to make a direct investment in a corporate loan as one of the lenders. Such an investment is typically made at par. This means that the Fund receives a return at the full interest rate for the corporate loan. On the other hand, when the Fund invests in a participation interest or an assignment, it will normally pay a fee or forgo a portion of the interest payment. Consequently, the Fund's return on such an investment may be lower than it would have been if the Fund had made a direct investment in the underlying corporate loan. However, the Fund may be able to invest in corporate loans only through participation interests or assignments at certain times when reduced direct investment opportunities in corporate loans may exist.

If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lenders. On the other hand, if the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant that sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. Therefore, when the Fund invests in corporate loans through the purchase of participation interests, the manager must consider the creditworthiness of the agent bank and any lenders and participants interposed between the Fund and a borrower. These parties are referred to as intermediate participants. Unless, under the terms of the loan, the Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other intermediary to apply appropriate credit remedies against a corporate borrower.

The Fund may invest in either secured or unsecured corporate loans. The terms of each senior secured corporate loan require that the collateral securing the obligation have a fair market value at least equal to 100% of the amount of such corporate loan. The manager generally will determine the value of the collateral by customary valuation techniques that it considers appropriate. However, the value of the collateral may decline following the Fund's investment. Also, collateral may be difficult to sell and there are other risks which may cause the collateral to be insufficient in the event of a default. Consequently, the Fund might not receive payments to which it is entitled.

The collateral may consist of various types of assets or interests including intangible assets. It may include working capital assets, such as accounts receivable or inventory, or tangible fixed assets, such as real property, buildings and equipment. It may include intangible assets, such as trademarks, copyrights and patent rights, or security interests in securities of subsidiaries or affiliates. The borrower's owners may provide additional security.

The borrower under a corporate loan must comply with various restrictive covenants contained in any corporate loan agreement between the borrower and the lending syndicate. A restrictive covenant is a promise by the borrower to not take certain action that may impair the rights of lenders. These covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to shareholders, provisions requiring the borrower to maintain specific financial ratios or relationships, and limits on total debt. In addition, a covenant may require the borrower to prepay the corporate loan with any excess cash flow. Excess cash flow generally includes net cash flow after scheduled debt service payments and permitted capital expenditures, among other things, as well as the proceeds from asset dispositions or sales of securities. A breach of a covenant (after giving effect to any cure period) in a corporate loan agreement which is not waived by the agent bank and the lending syndicate normally is an event of acceleration. This means that the agent bank has the right to demand immediate repayment in full of the outstanding corporate loan. Acceleration may also occur in the case of the breach of a covenant in a corporate debt security document.

The Fund's investments may be either unrated or rated by one or more rating agencies, such as Standard & Poor's Ratings Group (S&P(R)) or Moody's Investors Service (Moody's). These organizations rate obligations by grading the company issuing the obligations based upon its financial soundness. If the Fund is going to invest in an obligation that is unrated, the manager will determine its quality. The corporate loans in which the Fund invests generally are currently not rated by any rating agency.
The Fund will invest in corporate loans that conform to the credit quality standards set forth in the prospectus.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the manager believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund's net asset value than if that value were based on available market quotations, and could result in significant variations in the Fund's daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of the Fund's limitation on illiquid investments. Investments in corporate loans are considered to be debt obligations of a character usually acquired by institutional investors for purposes of the Fund's investment restriction relating to making loans to other persons.

Investments in loans by participating as a lender or through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on the manager's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

DESCRIPTION OF FLOATING OR VARIABLE INTEREST RATES. The rate of interest payable on floating or variable rate corporate loans is established as the sum of a base lending rate plus a specified margin. These base lending rates generally are LIBOR, the Prime Rate of a designated U.S. bank, the CD Rate, or another base lending rate used by commercial lenders. The interest rate on Prime Rate-based corporate loans floats daily as the Prime Rate changes, while the interest rate on LIBOR-based and CD-based corporate loans is reset periodically, typically between 30 days and one year.

Certain of the floating or variable rate corporate loans in which the Fund will invest may permit the borrower to select an interest rate reset period of up to one year. A portion of the Fund's investments may consist of corporate loans with interest rates that are fixed for the term of the loan. Investment in corporate loans with longer interest rate reset periods or fixed interest rates may increase fluctuations in the Fund's net asset value as a result of changes in interest rates.

CREDIT-LINKED SECURITIES The Fund may invest in credit-linked securities. Credit-linked securities are debt securities that represent an interest in a pool of, or are otherwise collateralized by, one or more corporate debt obligations or credit default swaps on corporate debt or bank loan obligations. Such debt obligations may represent the obligations of one or more corporate issuers. The Fund has the right to receive periodic interest payments from the issuer of the credit-linked security (usually the seller of the underlying credit default swap(s)) at an agreed-upon interest rate, and a return of principal at the maturity date. The Fund currently anticipates purchasing only "funded" credit-linked securities.

The Fund bears the risk of loss of its principal investment, and the periodic interest payments expected to be received for the duration of its investment in the credit-linked security, in the event that one or more of the debt obligations underlying bonds or debt obligations underlying the credit default swaps go into default or otherwise become non-performing. Upon the occurrence of such a credit event (including bankruptcy, failure to timely pay interest or principal, or a restructuring) with respect to an underlying debt obligation (which may represent a credit event of one or more underlying obligors), the Fund will generally reduce the principal balance of the related credit-linked security by the Fund's pro rata interest in the par amount of the defaulted underlying debt obligation in exchange for the actual value of the defaulted underlying obligation or the defaulted underlying obligation itself, thereby causing the Fund to lose a portion of its investment. As a result, on an ongoing basis, interest on the credit-linked security will accrue on a smaller principal balance and a smaller principal balance will be returned at maturity. To the extent a credit-linked security represents an interest in underlying obligations of a single corporate issuer, a credit event with respect to such issuer presents greater risk of loss to a Fund than if the credit-linked security represented an interest in underlying obligations of multiple corporate issuers.

In addition, the Fund bears the risk that the issuer of the credit-linked security will default or become bankrupt. In such an event, the Fund may have difficulty being repaid, or fail to be repaid, the principal amount of its investment and the remaining periodic interest payments thereon.

An investment in credit-linked securities also involves reliance on the counterparty to the swap entered into with the issuer to make periodic payments to the issuer under the terms of the credit default swap. Any delay or cessation in the making of such payments may be expected in certain instances to result in delays or reductions in payments to the Fund as an investor in such credit-linked securities. Additionally, credit-linked securities are typically structured as limited recourse obligations of the issuer of such securities such that the securities issued will usually be obligations solely of the issuer and will not be obligations or responsibilities of any other person.

Most credit-linked securities are structured as Rule 144A securities so that they may be freely traded among institutional buyers. The Fund will generally only purchase credit-linked securities which are determined to be liquid in accordance with the Fund's liquidity guidelines. However, the market for credit-linked securities may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit-linked securities. In certain cases, a market price for a credit-linked security may not be available or may not be reliable, and the Fund could experience difficulty in selling such security at a price the investment manager believes is fair. In the event a credit-linked security is deemed to be illiquid, the Fund will include such security in calculating its limitation on investments in illiquid securities.

The value of a credit-linked security will typically increase or decrease with any change in value of the underlying debt obligations, if any, held by the issuer and the credit default swap. Further, in cases where the credit-linked security is structured such that the payments to the Fund are based on amounts received in respect of, or the value of performance of, any underlying debt obligations specified in the terms of the relevant credit default swap, fluctuations in the value of such obligation may affect the value of the credit-linked security.

The collateral of a credit-linked security may be one or more credit default swaps, which are subject to additional risks.
Swap agreements are not traded on exchanges and are not subject to government regulation like exchange markets. As a result, swap participants are not as well protected as participants on organized exchanges. Performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, each swap participant is subject to the risk of the inability or refusal to perform such agreement by the counterparty.


DEBT SECURITIES A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes, and commercial paper differ in the length of the issuer's payment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest. Debentures, which are corporate obligations, typically unsecured, issued under an indenture, do not necessarily have any particular payment schedule.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund's net asset value per share.


The Fund may invest up to 10% of its total assets in debt securities on which the issuer is not currently making interest payments (defaulted debt securities). The Fund may buy defaulted debt securities if, in the opinion of the manager, it appears likely that the issuer may resume interest payments or other advantageous developments appear likely in the near future. These securities may be illiquid.

The Fund may also invest a small portion of its assets in debt securities that have floating or variable payment schedules. These securities include floating rate notes issued by governments and corporate issuers, certain US government issues, such as Treasury Inflation-Protected Securities (TIPS), and adjustable-rate asset-backed securities.


HIGH YIELD SECURITIES. Because the Fund may invest in securities below investment grade, an investment in the Fund is subject to a higher degree of risk than an investment in a Fund that invests primarily in higher-quality securities. You should consider the increased risk of loss to principal that is present with an investment in higher risk securities, such as those in which the Fund invests. Accordingly, an investment in the Fund should not be considered a complete investment program and should be carefully evaluated for its appropriateness in light of your overall investment needs and goals.

The market value of high yield, lower-quality fixed-income securities, commonly known as junk bonds, tends to reflect individual developments affecting the issuer to a greater degree than the market value of higher-quality securities, which react primarily to fluctuations in the general level of interest rates.
Lower-quality securities also tend to be more sensitive to economic conditions than higher-quality securities.

Issuers of high yield, fixed-income securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with buying the securities of these issuers is generally greater than the risk associated with higher-quality securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of lower-quality securities may experience financial stress and may not have sufficient cash flow to make interest payments. The issuer's ability to make timely interest and principal payments may also be adversely affected by specific developments affecting the issuer, including the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing.

The risk of loss due to default may also be considerably greater with lower-quality securities because they are generally unsecured and are often subordinated to other creditors of the issuer. If the issuer of a security in the Fund's portfolio defaults, the Fund may have unrealized losses on the security, which may lower the Fund's net asset value per share. Defaulted securities tend to lose much of their value before they default. Thus, the Fund's net asset value per share may be adversely affected before an issuer defaults. In addition, the Fund may incur additional expenses if it must try to recover principal or interest payments on a defaulted security.

High yield, fixed-income securities frequently have call or buy-back features that allow an issuer to redeem the securities from the Fund. Although these securities are typically not callable for a period of time, usually for three to five years from the date of issue, if an issuer calls its securities during periods of declining interest rates, the manager may find it necessary to replace the securities with lower-yielding securities, which could result in less net investment income for the Fund. The premature disposition of a high yield security due to a call or buy-back feature, the deterioration of an issuer's creditworthiness, or a default by an issuer may make it more difficult for the Fund to manage the timing of its income.

Lower-quality, fixed-income securities may not be as liquid as higher-quality securities. Reduced liquidity in the secondary market may have an adverse impact on market price of a security and on the Fund's ability to sell a security in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, or if necessary to meet the Fund's liquidity needs. Reduced liquidity may also make it more difficult to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio.

The Fund may buy high yield, fixed-income securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. While many high yielding securities have been sold with registration rights, covenants and penalty provisions for delayed registration, if the Fund is required to sell restricted securities before the securities have been registered, it may be deemed an underwriter of the securities under the Securities Act of 1933, as amended (1933
Act), which entails special responsibilities and liabilities. The Fund may also incur special costs in disposing of restricted securities, although the Fund will generally not incur any costs when the issuer is responsible for registering the securities.

The Fund may buy high yield, fixed-income securities during an initial underwriting. These securities involve special risks because they are new issues. The manager will carefully review their credit and other characteristics. The Fund has no arrangement with its underwriter or any other person concerning the acquisition of these securities.



The Fund relies on the manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the manager takes into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management, and regulatory matters.

The credit risk factors above also apply to lower-quality zero-coupon, deferred interest and pay-in-kind securities. These securities have an additional risk, however, because unlike securities that pay interest throughout the time until maturity, the Fund will not receive any cash until the cash payment date. If the issuer defaults, the Fund may not obtain any return on its investment.

The Fund may purchase certain high yield, fixed-income securities at a discount to par value. These securities, when held to maturity or retired, may include an element of capital gain. The Fund does not generally intend to hold securities solely for the purpose of achieving capital gain, but will generally hold them as long as expected returns on the securities remain attractive. The Fund may realize a capital loss when a security is purchased at a premium (that is, in excess of its stated or par value) and is held to maturity, or is called or redeemed at a price lower than its purchase price. The Fund may also realize a capital gain or loss upon the sale of securities, whether purchased at par, a discount, or a premium.

PAY-IN-KIND SECURITIES. Pay-in-kind securities pay interest by issuing more securities. The Fund is deemed to receive interest over the life of these securities and is treated as if the interest were paid on a current basis for federal income tax purposes, although the Fund does not receive any cash interest payments until maturity or a specified date when the securities begin paying current interest. Accordingly, during times when the Fund does not receive any cash interest payments on its pay-in-kind securities, it may have to sell portfolio securities to meet distribution requirements. The Fund is not limited in the amount of its assets that may be invested in pay-in-kind securities.


RATINGS. The Fund may buy both rated and unrated debt securities. Independent rating organizations rate debt securities based upon their assessment of the financial soundness of the issuer. Generally, a lower rating indicates higher risk. The Fund may buy debt securities regardless of their rating and up to 100% of the portfolio may be invested in non-investment grade securities (rated lower than BBB by S&P or Baa by Moody's ). Please see "Description of Ratings" for details.


Ratings assigned by the rating agencies are based largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of the rating. Credit quality in the high yield debt market, however, can change suddenly and unexpectedly, and credit ratings may not reflect the issuer's current financial condition. For these reasons, the manager does not rely principally on the ratings assigned by rating agencies, but performs its own independent investment analysis of securities being considered for the Fund's portfolio. In its analysis, the manager considers a variety of factors, including:

o  the experience and managerial strength of the issuer;

o responsiveness to changes in interest rates and business conditions;

o  debt maturity schedules and borrowing requirements;

o the issuer's changing financial condition and market recognition of the change; and

o relative values based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, and earnings prospects.

ZERO-COUPON SECURITIES. Zero-coupon or deferred interest securities are debt obligations that make no periodic interest payments before maturity or a specified date when the securities begin paying current interest (the cash payment date), and therefore are generally issued and traded at a discount from their face amount or par value. The discount varies depending on the time remaining until maturity or the cash payment date, as well as prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity or cash payment date approaches.


The value of zero-coupon securities is generally more volatile than the value of other fixed-income securities that pay interest periodically. If the issuer defaults, the Fund may lose its entire investment, which will affect the Fund's share price. Zero-coupon securities are also likely to respond to changes in interest rates to a greater degree than other fixed-income securities having similar maturities and credit quality. For federal tax purposes, holders of these bonds, such as the Fund, are deemed to receive interest over the life of the bonds and are taxed as if interest were paid on a current basis although the holder does not receive cash interest payments until the bonds mature. Accordingly, during times when the Fund does not receive any cash interest payments on its zero-coupon or deferred interest securities, it may have to sell portfolio securities to meet distribution requirements. The Fund is not limited in the amount of its assets that may be invested in these types of securities.

EQUITY SECURITIES represent a proportionate share of the ownership of a company; their value is based on the success of the company's business and the value of its assets, as well as general market conditions. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have different voting rights as well. Equity securities may also include convertible securities, warrants or rights. Warrants or rights give the holder the right to buy a common stock at a given time for a specified price. The Fund's equity investments generally will be convertible securities and dividend-paying common or preferred stocks.


FOREIGN SECURITIES Investing in foreign securities typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to pursue legal remedies with respect to its foreign investments.

You should consider carefully the substantial risks involved in securities of companies of foreign nations, which are in addition to the usual risks inherent in domestic investments. The Fund may invest in securities of issuers in any foreign country, developed or developing, and may buy foreign securities that are traded in the U.S. or securities of U.S. issuers that are denominated in a foreign currency.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Foreign companies are not generally subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value. Foreign markets have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S.

DEVELOPING COUNTRIES. Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include: (i) less social, political, and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation;
(v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.

In addition, many countries in which the Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments position.

FOREIGN CURRENCY. The Fund's management endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies that would prevent the Fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization, or confiscatory taxation, withholding, and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments that could affect investments in securities of issuers in foreign nations.

The Fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations, and by indigenous economic and political developments. Some countries in which the Fund may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded.

Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Fund's portfolio securities are denominated may have a detrimental impact on the Fund. Through the Fund's flexible policy, management endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, it places the Fund's investments.

The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

FORWARD CURRENCY EXCHANGE CONTRACTS. The Fund may enter into forward currency exchange contracts (forward contracts) to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies or to enhance income. A forward contract is an obligation to buy or sell a specific currency for an agreed price at a future date which is individually negotiated and is privately traded by currency traders and their customers. The Fund will either cover its position in such a transaction or maintain, in a segregated account with its custodian bank, cash or high-grade marketable securities having an aggregate value equal to the amount of any such commitment until payment is made.


ILLIQUID SECURITIES Generally, an illiquid security is any security that cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued it. Illiquid securities (including illiquid equity securities, securities with legal or contractual restrictions on resale, repurchase agreements of more than seven days durations, and other securities that are not readily marketable) may not constitute more than 10% of the value of the Fund's net assets. The Fund's board of trustees has authorized the Fund to invest in legally restricted securities (such as those issued pursuant to an exemption from the registration requirements of the federal securities laws). To the extent the manager determines there is a liquid institutional or other market for these securities, the Fund considers them to be liquid securities. Examples of these securities are restricted securities that may be freely transferred among qualified institutional buyers under Rule 144A of the 1933 Act, and for which a liquid institutional market has developed. The Fund's board of trustees will review any determination by the manager to treat a restricted security as a liquid security on an ongoing basis, including the manager's assessment of current trading activity and the availability of reliable price information. In determining whether a restricted security is properly considered a liquid security, the manager and the Fund's board of trustees will take into account the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to buy or sell the security and the number of other potential buyers; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). To the extent the Fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the Fund may increase if qualified institutional buyers become uninterested in buying these securities or the market for these securities contracts.


INTEREST RATE SWAPS The Fund may participate in interest rate swaps. An interest rate swap is the transfer between two counterparties of interest rate obligations. One obligation has an interest rate fixed to maturity while the other has an interest rate that changes with changes in a designated benchmark, such as the London Interbank Offered Rate (LIBOR), prime, commercial paper, or other benchmarks. The obligations to make repayment of principal on the underlying securities are not transferred. These transactions generally require the participation of an intermediary, frequently a bank. The entity holding the fixed rate obligation will transfer the obligation to the intermediary, and the entity will then be obligated to pay to the intermediary a floating rate of interest, generally including a fractional percentage as a commission for the intermediary. The intermediary also makes arrangements with a second entity that has a floating-rate obligation that substantially mirrors the obligation desired by the first entity. In return for assuming a fixed obligation, the second entity will pay the intermediary all sums that the intermediary pays on behalf of the first entity, plus an arrangement fee and other agreed upon fees.

The Fund intends to participate in interest rate swaps with regard to obligations held in the Fund's portfolio. To the extent, however, the Fund does not own the underlying obligation, the Fund will maintain, in a segregated account with its custodian bank, cash or liquid debt securities with an aggregate value equal to the amount of the Fund's outstanding swap obligation.

Interest rate swaps permit the party seeking a floating rate obligation the opportunity to acquire the obligation at a lower rate than is directly available in the credit market, while permitting the party desiring a fixed rate obligation the opportunity to acquire a fixed rate obligation, also frequently at a price lower than is available in the capital markets. The success of the transaction depends in large part on the availability of fixed rate obligations at a low enough coupon rate to cover the cost involved.



LOANS OF PORTFOLIO SECURITIES To generate additional income, the Fund may lend certain of its portfolio securities to qualified banks and broker-dealers. These loans may not exceed 10% of the value of the Fund's total assets, measured at the time of the most recent loan. For each loan, the borrower must maintain with the Fund's custodian collateral (consisting of any combination of cash, securities issued by the U.S. government and its agencies and instrumentalities, or irrevocable letters of credit) with a value at least equal to 100% of the current market value of the loaned securities. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The Fund also continues to receive any distributions paid on the loaned securities. The Fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved.

Where voting rights with respect to the loaned securities pass with the lending of the securities, the manager intends to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the manager has knowledge that, in its opinion, a material event affecting the loaned securities will occur or the manager otherwise believes it necessary to vote. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower. The Fund will loan its securities only to parties who meet creditworthiness standards approved by the Fund's board of trustees, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the loan.

OPTIONS ON SECURITIES Although it does not currently anticipate that it will do so, the Fund may write covered call options that are listed for trading on a national securities exchange. This means that the Fund will only write options on securities that the Fund actually owns. A call option gives the buyer the right to buy the security on which the option is written for a specified period of time at a price agreed to at the time the option is sold, even though that price may be less than the value of the security at the time the option is exercised. When the Fund sells covered call options, the Fund receives a cash premium which can be used in whatever way the Fund deems to be most beneficial. In writing covered call options, the Fund is subject to the risk that in the event of a price increase on the underlying security which would likely trigger the exercise of the call option, the Fund will not participate in the increase in price beyond the exercise price. If the Fund determines that it does not wish to deliver the underlying securities from its portfolio, it may have to enter into a "closing purchase transaction" and pay a premium which may be higher or lower than the premium it received for writing the option. There is no assurance that a closing purchase transaction will be available in every instance.

REPURCHASE AGREEMENTS The Fund generally will have a portion of its assets in cash or cash equivalents for a variety of reasons, including to satisfy redemption requests from shareholders, waiting for a suitable investment opportunity or taking a defensive position. To earn income on this portion of its assets, the Fund may enter into repurchase agreements. Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the Fund's custodian securities with an initial market value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement. The manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the Fund's ability to sell the underlying securities. The Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

RESTRICTED SECURITIES A restricted security is one that has been purchased through a private offering and cannot be sold without prior registration under the 1933 Act, unless the sale is pursuant to an exemption under the 1933 Act. In recent years, the Fund's portfolio has included several issues of restricted securities.

Notwithstanding the restriction on the sale of restricted securities, a secondary market exists for many of these securities. As with other securities in the Fund's portfolio, if there are readily available market quotations for a restricted security, it will be valued, for purposes of determining the Fund's net asset value per share, within the range of the bid and ask prices. If no quotations are available, the security will be valued at fair value in accordance with procedures adopted by the board. The Fund may receive commitment fees when it buys restricted securities. For example, the transaction may involve an individually negotiated purchase of short-term increasing rate notes. Maturities for this type of security typically range from one to five years. These notes are usually issued as temporary or "bridge" financing to be replaced ultimately with permanent financing for the project or transaction which the issuer seeks to finance. Typically, at the time of commitment, the Fund receives the security and sometimes a cash commitment fee. Because the transaction could possibly involve a delay between the time the Fund commits to buy the security and the Fund's payment for and receipt of that security, the Fund will maintain, in a segregated account with its custodian bank, cash or high-grade marketable securities with an aggregate value equal to the amount of its commitments until payment is made. The Fund will not buy restricted securities to generate ~commitment fees, although the receipt of fees will help the Fund achieve its principal objective of earning a high level of current income.

The Fund may receive consent fees in a variety of situations. For example, the Fund may receive consent fees if an issuer seeks to "call" a bond it has issued which does not contain a provision permitting the issuer to call the bond, or if the Fund's consent is required to facilitate a merger or other business combination transaction. Consent fees are received only occasionally, are privately negotiated, and may be in any amount. As is the case with commitment fees, the Fund will not buy securities with a view to generating consent fees, although the receipt of such fees is consistent with the Fund's principal investment objective.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets or the securities in which the Fund normally invests, or the economies of the countries where the Fund invests.

Temporary defensive investments generally may include short-term debt and money market instruments, including U.S. government securities, money market fund shares, high-grade commercial paper, repurchase agreements and other money market equivalents. To the extent allowed by exemptions granted under the Investment Company Act of 1940, as amended, and the Fund's other investment policies and restrictions, the manager also may invest the Fund's assets in shares of one or more money market funds managed by the manager or its affiliates. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

TIMING OF THE FUND'S TRANSACTIONS Normally, the Fund will buy securities with the intention of holding them for the long term. It may on occasion, however, buy securities with the expectation of selling them within a short period of time. The Fund may make changes in particular portfolio holdings whenever it determines that a security is no longer suitable for the Fund's portfolio or that another security appears to offer a relatively greater opportunity, and will make such changes without regard to the length of time a security has been held.

TRADE CLAIMS The Fund may invest a portion of its assets in trade claims purchased from creditors of companies in financial difficulty. For purchasers such as the Fund, trade claims offer the potential for profits since they are often purchased at a significantly discounted value and, consequently, may generate capital appreciation in the event that the value of the claim increases as the debtor's financial position improves. If the debtor is able to pay the full obligation on the face of the claim as a result of a restructuring or an improvement in the debtor's financial condition, trade claims offer the potential for ~higher income due to the difference in the face value of the claim as compared to the discounted purchase price.

An investment in trade claims is speculative and carries a high degree of risk. There can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. Trade claims are not regulated by federal securities laws or the Securities and Exchange Commission. Currently, trade claims are regulated primarily by bankruptcy laws. Because trade claims are unsecured, holders of trade claims may have a lower priority in terms of payment than most other creditors in a bankruptcy proceeding. Because of the nature and risk of trade claims, the Fund will limit its investment in these instruments to 5% of its net assets at the time of purchase.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS The Fund may buy debt securities on a "when-issued" or "delayed delivery" basis. These transactions are arrangements under which the Fund buys securities with payment and delivery scheduled for a future time. Purchases of debt securities on a when-issued or delayed delivery basis are subject to market fluctuation and to the risk that the value or yields at delivery may be more or less than the purchase price or the yields available when the transaction was entered into. Although the Fund will generally buy debt securities on a when-issued basis with the intention of acquiring such securities, it may sell them before the settlement date if it deems the sale to be advisable. The Fund will not enter into these transactions for investment leverage. When the Fund is the buyer in such a transaction, it will maintain, in a segregated account with its custodian bank, cash or high-grade marketable securities having an aggregate value equal to the amount of its purchase commitments until payment is made.

In when-issued and delayed delivery transactions, the Fund relies on the seller to complete the transaction. The other party's failure may cause the Fund to miss a price or yield considered advantageous. Securities purchased on a when-issued or delayed delivery basis do not generally earn interest until their scheduled delivery date. The Fund is not subject to any percentage limit on the amount of its assets which may be invested in when-issued debt securities.


OFFICERS AND TRUSTEES
-------------------------------------------------------------------

Franklin High Income Trust has a board of trustees. Each trustee will serve until that person's successor is elected and qualified. The board is responsible for the overall management of the Trust, including general supervision and review of the Fund's investment activities. The board, in turn, elects the officers of the Trust who are responsible for administering the Trust's day-to-day operations. The board also monitors the Fund to ensure that no material conflicts exist among share classes. While none are expected, the board will act appropriately to resolve any material conflict that may arise.

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton fund complex are shown below.

INDEPENDENT BOARD MEMBERS
--------------------------


                                   NUMBER OF
                                  PORTFOLIOS
                                IN FUND COMPLEX
                         LENGTH   OVERSEEN BY    OTHER
  NAME, AGE              OF TIME     BOARD    DIRECTORSHIPS
 AND ADDRESS   POSITION  SERVED      MEMBER*     HELD
-----------------------------------------------------------------
Frank H.      Trustee      Since     111       None
Abbott, III                1982
(83)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Abbott Corporation (an investment
company).
-----------------------------------------------------------------

Robert F.     Trustee      Since     49        None
Carlson (76)               1982
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Member and past President, Board of Administration, California Public Employees Retirement Systems (CALPERS); and FORMERLY, member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of California; and Chief Counsel, California Department of Transportation.
-----------------------------------------------------------------

S. Joseph     Trustee      Since     141       None
Fortunato                  1992
(72)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney,
Hardin, Kipp & Szuch.
-----------------------------------------------------------------

Frank W.T.    Trustee      Since     113       Director, The
LaHaye (75)                1998                California
One Franklin                                   Center for Land
Parkway                                        Recycling
San Mateo,                                     (redevelopment).
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and
formerly, Chairman, Peregrine Venture Management Company
(venture capital).
-----------------------------------------------------------------


INTERESTED BOARD MEMBERS AND OFFICERS
--------------------------------------


                                  NUMBER OF
                                  PORTFOLIOS
                                IN FUND COMPLEX
                         LENGTH   OVERSEEN BY    OTHER
  NAME, AGE              OF TIME    BOARD    DIRECTORSHIPS
 AND ADDRESS   POSITION  SERVED     MEMBER*     HELD
-----------------------------------------------------------------

**Harmon E.   Trustee and  Trustee    36       None
Burns (59)    Vice         since
One Franklin  President    1993 and
Parkway                    Vice
San Mateo,                 President
CA 94403-1906              since
                           1986

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President,
Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in
Franklin Templeton Investments.
-----------------------------------------------------------------

**Rupert H.   Trustee,     Trustee   123       None
Johnson, Jr.  President    since
(64)          and Chief    1978,
One Franklin  Executive    President
Parkway       Officer -    since
San Mateo,    Investment   1989,
CA 94403-1906 Management   and
                           Chief
                           Executive
                           Officer
                           - Investment
                           Management
                           since
                           2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------

James M.      Chief        Since     Not       None
Davis         Compliance   July      Applicable
(52)          Officer      2004
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 51 of the investment companies in Franklin Templeton Investments; Director, Global Compliance, Franklin Resources, Inc., and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
-----------------------------------------------------------------

Laura         Treasurer    Since     Not       None
Fergerson                  July 2004 Applicable
(42)
One Franklin
Parkway
San Mateo,
CA 94403-1906


PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 34 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).
-----------------------------------------------------------------

Martin L.     Vice         Since     Not       None
Flanagan (44) President    1995      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer,
Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor
Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------

Jimmy D.      Senior Vice   Since     Not Applicable  None
Gambill (57)  President     2002
500 East      and Chief
Broward       Executive
Blvd.         Officer-Finance
Suite 2100    and
Fort          Administration
Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: President, Franklin
Templeton Services, LLC; Senior Vice President, Templeton
Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------

David P.      Vice         Since     Not       None
Goss (57)     President    2000      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources, Inc.; officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Director, Property Resources Equity Trust (until
1999) and Franklin Select Realty Trust (until 2000).
-----------------------------------------------------------------

Barbara J.    Vice         Since     Not       None
Green (56)    President    2000      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, Inc., Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel,
LLC, and Templeton/Franklin Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 51 of the investment companies in
Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and
Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and
Exchange Commission (1986-1995); Attorney, Rogers & Wells
(until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
-----------------------------------------------------------------

Michael O.    Vice         Since     Not        Director, FTI
Magdol (67)   President -  2002      Applicable Banque, Arch
600 Fifth     AML                               Chemicals, Inc.
Avenue        Compliance                        and Lingnan
Rockefeller                                     Foundation.
Center
New York, NY
10020-2302

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 48 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------

Murray L.     Vice         Since     Not       None
Simpson (67)  President    2000      Applicable
One Franklin  and
Parkway       Secretary
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin
Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of
51 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director, Templeton Asset Management Ltd. (until 1999).
-----------------------------------------------------------------

Galen G.      Chief        Since     Not        None
Vetter (53)   Financial    May 2004  Applicable
500 East      Officer
Broward
Blvd.
Suite 2100
Fort
Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 51 of the investment companies in Franklin Templeton
Investments; Senior Vice President, Franklin Templeton
Services, LLC; and FORMERLY, Managing Director, RSM McGladrey,
Inc.; and Partner, McGladrey & Pullen, LLP.
-----------------------------------------------------------------


*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin
Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.


** Rupert H. Johnson, Jr. is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Trust's adviser and distributor. Harmon E. Burns is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director of Resources.


The Trust pays noninterested board members $850 per month plus $810 per meeting attended. Board members who serve on the Audit Committee of the Trust and other funds in Franklin Templeton Investments receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the Trust. Members of a committee are not separately compensated for any committee meeting held on the day of a board meeting. Noninterested board members also may serve as directors or trustees of other funds in Franklin Templeton Investments and may receive fees from these funds for their services. The fees payable to noninterested board members by the Trust are subject to reductions resulting from fee caps limiting the amount of fees payable to board members who serve on other boards within Franklin Templeton Investments. The following table provides the total fees paid to noninterested board members by the Trust and by Franklin Templeton Investments.


                                                     NUMBER OF BOARDS
                      TOTAL FEES       TOTAL FEES       IN FRANKLIN
                       RECEIVED      RECEIVED FROM       TEMPLETON
                       FROM THE         FRANKLIN      INVESTMENTS ON
       NAME           TRUST1 ($)       TEMPLETON        WHICH EACH
                                    INVESTMENTS2 ($)      Serves3
-----------------------------------------------------------------------

Frank H. Abbott,        15,694          179,599             27
III
Robert F. Carlson       21,110          110,110             15
S. Joseph Fortunato     13,778          369,700             47
Frank W.T. LaHaye       15,833          174,322             29

1. For the fiscal year ended May 31, 2004.
2. For the calendar year ended December 31, 2003.

3. We base the number of boards on the number of U.S. registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or portfolios within each investment company for which the board members are responsible.


Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings and are paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Fund or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. (Resources) may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.


Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.


The following tables provide the dollar range of equity securities beneficially owned by the board members of the Trust on December 31, 2003.

INDEPENDENT BOARD MEMBERS
-------------------------
                                                  AGGREGATE DOLLAR
                                                   RANGE OF EQUITY
                                                    SECURITIES IN
                                                      ALL FUNDS
                                                   OVERSEEN BY THE
                                                   BOARD MEMBER IN
                          DOLLAR RANGE OF EQUITY    THE FRANKLIN
NAME OF BOARD MEMBER      SECURITIES IN THE FUND   TEMPLETON FUND
                                                       COMPLEX
--------------------------------------------------------------------
Frank H. Abbott, III               None             Over $100,000
Robert F. Carlson             Over $100,000         Over $100,000
S. Joseph Fortunato           Over $100,000         Over $100,000
Frank W.T. LaHaye             Over $100,000         Over $100,000




INTERESTED BOARD MEMBERS
------------------------
                                                  AGGREGATE DOLLAR
                                                  RANGE OF EQUITY
                                                 SECURITIES IN ALL
                                                 FUNDS OVERSEEN BY
                                                  THE BOARD MEMBER
                                                  IN THE FRANKLIN
                         DOLLAR RANGE OF EQUITY    TEMPLETON FUND
NAME OF BOARD MEMBER     SECURITIES IN THE FUND       COMPLEX
--------------------------------------------------------------------
Harmon E. Burns               Over $100,000        Over $100,000
Rupert H. Johnson, Jr.        Over $100,000        Over $100,000

BOARD COMMITTEES The board maintains two standing committees: the Audit Committee and the Nominating Committee. The Audit Committee is generally responsible for recommending the selection of the Trust's independent registered public accounting firm (auditors), including evaluating their independence and meeting with such auditors to consider and review matters relating to the Trust's financial reports and internal accounting. The Audit Committee is comprised of the following Independent Trustees of the Trust:
Frank H. Abbott, III, Robert F. Carlson, and Frank W.T. LaHaye. The Nominating Committee is comprised of the following Independent Trustees of the Trust: Frank H. Abbott, III, Robert
F. Carlson, S. Joseph Fortunato, and Frank W.T. LaHaye.


The Trust's Nominating Committee sets trustees' fees and is responsible for the nomination of trustees to the board. When vacancies arise or elections are held, the Committee considers qualified nominees, including those recommended by shareholders who provide a written request to the board, care of the Trust's address at:

P.O. Box 997151
Sacramento, CA  95899-9983

During the fiscal year ended May 31, 2004, the Audit Committee met seven times and the Nominating Committee did not meet.

PROXY VOTING POLICIES AND PROCEDURES
-------------------------------------------------------------------

The board of trustees of the Trust has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's manager, Franklin Advisers, Inc. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin
Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.


To assist it in analyzing proxies, the manager subscribes to Institutional Shareholder Services (ISS), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. The manager votes proxies solely in the interests of the Fund and its shareholders. As a matter of policy, the officers, trustees, directors and employees of the Fund, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders.
All conflicts are resolved in the interests of the manager's clients. In situations where the manager perceives a material conflict of interest, the manager may: disclose the conflict to the Fund's board of trustees; defer to the voting recommendation of the Fund's board of trustees, ISS, Glass Lewis or those of another independent third party provider of proxy services; or take such other action in good faith (in consultation with counsel) which would protect the interests of the Fund and its shareholders.


The recommendation of management on any issue is a factor which the manager considers in determining how proxies should be voted, but is not determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.


MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

RATIFICATION OF AUDITORS. In light of several high profile accounting scandals, the manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

MANAGEMENT & DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.


Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.


ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.


CHANGES TO CAPITAL STRUCTURE. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.


The manager will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. The manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies on-line at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954-847-2268 or by sending a written request to:
Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are available on-line at franklintempleton.com and posted on the SEC website at WWW.SEC.GOV and reflect the twelve-month period beginning July 1, 2003, and ending June 30, 2004.


MANAGEMENT AND OTHER SERVICES
-------------------------------------------------------------------

MANAGER AND SERVICES PROVIDED The Fund's manager is Franklin Advisers, Inc. The manager is a wholly owned subsidiary of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for the Fund to buy, hold or sell. The manager also selects the brokers who execute the Fund's portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the Fund, the manager and its officers, directors and employees are covered by fidelity insurance.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of the Fund. Similarly, with respect to the Fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the Fund or other funds it manages. Because the manager is a subsidiary of a financial holding company (FHC) under the Gramm-Leach-Bliley Act of 1999, federal regulations applicable to FHCs may limit or restrict the Fund's ability to acquire or hold a position in a given security when it might otherwise be advantageous for the Fund to acquire or hold that security.

The Fund, its manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the Fund or that are currently held by the Fund, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Fund, its manager and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the Securities and Exchange Commission (SEC).

During the past fiscal year, the board, including a majority of noninterested or independent trustees, approved renewal of the Fund's management agreement. In reaching this decision, the board took into account information furnished throughout the year at regular board meetings, as well as information specifically furnished for a board meeting held annually to specifically consider such renewal. Information furnished throughout the year included reports on the Fund's investment performance, expenses, portfolio composition and sales and redemptions, along with related financial statements, information about the scope and quality of services provided by the manager and its affiliates, as well as periodic reports relating to compliance with the Fund's investment policies and restrictions. The information furnished annually to the board also included special reports prepared by an independent third party analyst comparing the Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by the independent third party analyst as well as information relating to the manager's profitability.


In considering such materials, the independent board members received assistance and advice from and met separately with independent counsel. Based upon its review of such materials and information together with such other information as it deemed relevant, the board, including a majority of independent trustees, concluded that continuance of the management agreement was appropriate and in the best interest of Fund shareholders.
In reaching this decision, the board took into account a combination of factors, including the following:


o PERFORMANCE. Performance of the Fund was considered in reference to a peer group of high current yield funds as selected by the independent third party analyst. In evaluating performance, attention was given to both the short-term and long-term performance of the Fund in comparison with this peer group, in comparison to those particular indices relevant to high current yield funds, and to the Fund's compliance with its specific investment goals and investment restrictions.

o EXPENSES. In considering the reasonableness of expenses, consideration was given to the advisory fee level and breakpoints charged the Fund in relation to those within the relevant peer group of high current yield funds, as selected by the independent third party analyst. Emphasis is placed on the Fund's overall comparative expense ratio within such peer group in view of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Fund under separate agreements with the manager and its affiliates, and the manager's management of custodian relationships.

o QUALITY OF SERVICES. In considering the scope and quality of investment management services, consideration was given to the manager's continuing need to attract and retain qualified investment management staff, the portfolio research and management process, and the record of compliance with Fund investment policies and restrictions, as well as the code of ethics which governs personal securities trading by Fund management. Consideration was also given to the scope and quality of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Fund under separate agreements with the manager and its affiliates. In performing this evaluation, the board considers factors such as the level of expenditures in and improvements and enhancements of services provided, as well as data and reports evidencing or measuring the various levels of services provided. In addition to third party data and reports, the trustees, all of whom have significant investments in one or more of the Franklin Templeton family of funds, check on and informally report from time to time on the level of service personally experienced by them as shareholders. The board also considered the benefit to Fund shareholders of investing in a fund that is part of a large family of funds offering a variety of investment choices and shareholder services.

o MANAGER'S PROFITABILITY. The trustees considered the manager's level of profitability in providing management and other services to the Franklin Templeton funds, including the Fund. In doing so, the trustees considered materials and reports prepared annually by the manager that address profitability from its overall U.S. fund business, as well as from services provided to the individual funds, including the Fund. The board reviews and discusses in detail the basis on which such reports are prepared and reviews the reasonableness of the cost allocation methodology utilized by the Fund's independent auditors. The board also considers the extent to which the manager may potentially achieve economies of scale and possibly derive other ancillary benefits from Fund operations, including the allocation of Fund brokerage and the use of "soft" commission dollars to pay for research and other similar services. The trustees also considered the manager's profitability in comparison with available industry data.

MANAGEMENT FEES The Fund pays the manager a fee equal to a monthly rate of:

o 5/96 of 1% of the value of net assets up to and including $100 million;
o 1/24 of 1% of the value of net assets over $100 million and not over $250 million; and
o 9/240 of 1% of the value of net assets in excess of $250 million.

The fee is computed at the close of business on the last business day of each month according to the terms of the management agreement. Each class of the Fund's shares pays its proportionate share of the fee.

For the last three fiscal years ended May 31, the Fund paid the following management fees:


               MANAGEMENT FEES PAID ($)
-------------------------------------------
2004                 13,201,5721
2003                 10,477,5521
2002                  11,852,697

1. For the fiscal years ended 2004 and 2003, management fees, before any reduction, totaled $13,452,819 and $10,764,419 respectively. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid the management fees shown.


ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, LLC (FT Services) has an agreement with the manager to provide certain administrative services and facilities for the Fund. FT Services is an indirect, wholly owned subsidiary of Resources and is an affiliate of the Fund's manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES The manager pays FT Services a monthly fee equal to an annual rate of:

 o 0.15% of the Fund's average daily net assets up to $200 million;

 o 0.135% of average daily net assets over $200 million up to $700 million;

 o 0.10% of average daily net assets over $700 million up to $1.2 billion; and

 o 0.075% of average daily net assets over $1.2 billion.

During the last three fiscal years ended May 31, the manager paid
FT Services the following administration fees:


             ADMINISTRATION FEES PAID ($)
 ------------------------------------------
 2004                 2,767,394
 2003                 2,320,308
 2002                 2,514,113


SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin Templeton Investor Services, LLC (Investor Services) is the Fund's shareholder servicing agent and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is located at 3344 Quality Drive, P.O. Box 2258, Rancho Cordova, CA 95741-2258. Please send all correspondence to Investor Services at P.O. Box 997151, Sacramento, CA 95899-9983.


Investor Services receives a fee for servicing Fund shareholder accounts. The Fund also will reimburse Investor Services for certain out-of-pocket expenses necessarily incurred in servicing the shareholder accounts in accordance with the terms of its servicing contract with the Fund.


Investor Services may also pay servicing fees, that will be reimbursed by the Fund, in varying amounts to certain financial institutions (primarily to help offset their costs associated with client account maintenance support, statement preparation and transaction processing) that (i) maintain omnibus accounts with the Fund in the institution's name on behalf of numerous beneficial owners of Fund shares who are either direct clients of the institution or are participants in an Employer Sponsored Retirement Plan for which the institution, or its affiliate, provides participant level record keeping services (called "Beneficial Owners"); or (ii) provide support for Fund shareholder accounts by sharing account data with Investor Services through the National Securities Clearing Corporation
(NSCC) networking system. In addition to servicing fees received from the Fund, these financial institutions also may charge a fee for their services directly to their clients. Investor Services will also receive a fee from the Fund for services provided in support of Beneficial Owners and NSCC networking system accounts.


CUSTODIAN  Bank of New York, Mutual Funds Division, 100 Church
Street, New York, NY 10286, acts as custodian of the Fund's securities and other assets.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, CA
94105, is the Fund's independent auditor. The Independent
Registered Public Accounting Firm audits the financial statements included in the Trust's Annual Report to Shareholders.


PORTFOLIO TRANSACTIONS
-------------------------------------------------------------------

The manager selects brokers and dealers to execute the Fund's portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the board may give.


When placing a portfolio transaction, the trading department of the manager seeks to obtain "best execution" -- the best combination of high quality transaction execution services, taking into account the services and products to be provided by the broker or dealer, and low relative commission rates with the view of maximizing value for the Fund and its other clients. For most transactions in equity securities, the amount of commission paid is negotiated between the manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons within the trading department of the manager responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors. The manager may also place orders to buy and sell equity securities on a principal rather than agency basis if the manager believes that trading on a principal basis will provide best execution. Orders for fixed income securities are ordinarily placed with market makers on a net basis, without any brokerage commissions. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The manager may cause the Fund to pay certain brokers commissions that are higher than those another broker may charge, if the manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the manager's overall responsibilities to client accounts over which it exercises investment discretion. The brokerage commissions that are used to acquire services other than brokerage are known as "soft dollars." Research provided can be either proprietary (created and provided by the broker-dealer, including tangible research products as well as access to analysts and traders) or third-party (created by a third party but provided by the broker-dealer). To the extent permitted by applicable law, the manager may use soft dollars to acquire both proprietary and third party research.

The research services that brokers may provide to the manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the Fund. They must, however, be of value to the manager in carrying out its overall responsibilities to its clients.

It is not possible to place an accurate dollar value on the special execution or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs from many securities firms. The receipt of these products and services do not reduce the manager's research activities in providing investment advice to the Fund.

As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients.


Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the National Association of Securities Dealers, Inc., it may sometimes receive certain fees when the Fund tenders portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.


If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the accounts and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Fund.


During the last three fiscal years ended May 31, the Fund paid the following brokerage commissions:


              BROKERAGE COMMISSIONS ($)
 ------------------------------------------
 2004                  174,577/1
 2003                   41,879
 2002                   21,869

For the fiscal year ended May 31, 2004, the Fund paid brokerage commissions of $138,847 from aggregate portfolio transactions of $92,341,206 to brokers who provided research services.

As of May 31, 2004, the Fund did not own securities of its regular broker-dealers.

1. For the fiscal year ended 2004, the increase in reported brokerage commissions, as compared to the previous two fiscal years, was primarily due to an increase in equity purchases.


DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------



MULTICLASS DISTRIBUTIONS The Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes.

DISTRIBUTIONS OF NET INVESTMENT INCOME The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any income dividends (other than qualified dividends) the Fund pays are taxable to you as ordinary income. A portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates.


DISTRIBUTIONS OF CAPITAL GAINS The Fund may realize capital gains and losses on the sale of its portfolio securities.

Distributions of short-term capital gains are taxable to you as ordinary income. Distributions of long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Fund. Any net capital gains realized by the Fund generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

Capital gain dividends and any net long-term capital gains you realize from the sale of Fund shares are subject to a maximum rate of tax of 15% for individuals (5% for individuals in the 10% and 15% federal income tax brackets). For individuals in the 10% and 15% tax brackets, the rate for net long-term capital gains realized in calendar year 2008 is further reduced from 5% to 0%.


INVESTMENTS IN FOREIGN SECURITIES The next three paragraphs describe tax considerations that are applicable to the Fund's investments in foreign securities.

EFFECT OF FOREIGN WITHHOLDING TAXES. The Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's income dividends paid to you.

EFFECT OF FOREIGN DEBT INVESTMENTS AND HEDGING ON DISTRIBUTIONS. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund's ordinary income otherwise available for distribution to you. THIS TREATMENT COULD INCREASE OR DECREASE THE FUND'S ORDINARY INCOME DISTRIBUTIONS TO YOU, AND MAY CAUSE SOME OR ALL OF THE FUND'S PREVIOUSLY DISTRIBUTED INCOME TO BE CLASSIFIED AS A RETURN OF CAPITAL. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.


PFIC SECURITIES. The Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). When investing in PFIC securities, the Fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold the securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will NOT qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Fund.


INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS The Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividends or capital gains, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Distributions declared in December but paid in January are taxable to you as if paid in December.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (Code). It has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as dividend income to the extent of the Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

o 98% of its taxable ordinary income earned during the calendar year;
o 98% of its capital gain net income earned during the twelve month period ending October 31; and
o 100% of any undistributed amounts of these categories of income or gain from the prior year.

The Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

SALES OF FUND SHARES Sales and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, or exchange them for shares of a different Franklin Templeton fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares.

SALES AT A LOSS WITHIN SIX MONTHS OF PURCHASE. Any loss incurred on the sale or exchange of Fund shares owned for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

WASH SALES. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.


DEFERRAL OF BASIS. (CLASS A, B & C ONLY) In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

IF:
o In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and

o You sell some or all of your original shares within 90 days of their purchase, and

o  You reinvest the sales proceeds in the Fund or in another
   Franklin Templeton fund, and the sales charge that would otherwise apply is reduced or eliminated;

THEN: In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

BACKUP WITHHOLDING By law, the Fund must withhold a portion of your taxable distributions and sales proceeds unless you:

o provide your correct social security or taxpayer identification number,
o  certify that this number is correct,
o  certify that you are not subject to backup withholding, and
o  certify that you are a U.S. person (including a U.S.
   resident alien).

The Fund also must withhold if the IRS instructs it to do so.
When withholding is required, the amount will be 28% of any distributions or proceeds paid.


U.S. GOVERNMENT SECURITIES The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to mutual fund dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae and Fannie Mae securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.


QUALIFIED DIVIDENDS For individual shareholders, a portion of the dividends paid by the Fund may be qualified dividend income eligible for taxation at the 15% long-term capital gain rate (5% for individuals in the 10% and 15% federal rate brackets).

In general, income dividends from dividends received by the Fund from domestic corporations and qualified foreign corporations will be permitted this favored federal tax treatment. Income dividends from interest earned by the Fund on debt securities and dividends received from unqualified foreign corporations will continue to be taxed at the higher ordinary income tax rates.

After the close of its fiscal year, the Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. Because the Fund's principal investment goal is to earn a high level of current income, and it currently has a substantial percentage of its investment assets in debt securities, it is anticipated that this percentage of qualified dividend income will be quite small or none.

SUNSETTING OF PROVISIONS. The special provisions dealing with qualified dividend income and the reduced rate of taxation of long-term capital gains were adopted as part of the 2003 Tax Act, and are scheduled to sunset on December 31, 2008, unless extended or made permanent before that date. If these rules do sunset, the prior rates of taxation of DIVIDENDS (as ordinary income) under the 2001 Tax Act will again apply for 2009 and 2010, and will then sunset and be replaced (unless these provisions are extended or made permanent) with income tax rates and provisions in effect prior to the effective date of the 2001 Tax Act. If the 2003 Tax Act changes do sunset in 2008, the rules on taxation of CAPITAL GAINS that were in effect prior to the 2003 Tax Act, including provisions for the taxation of five-year gains, will again be effective for 2009 and later years.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the dividends-received deduction. This deduction generally is available to corporations for dividends paid by a fund out of income earned on its investments in domestic corporations. Because the income of the Fund primarily is derived from investments earning interest rather than dividend income, generally none or only a small percentage of its income dividends will be eligible for the corporate dividends-received deduction.


INVESTMENT IN COMPLEX SECURITIES The Fund may invest in complex securities that could require it to adjust the amount, timing and/or tax character (ordinary or capital) of gains and losses it recognizes on these investments. This, in turn, could affect the amount, timing and/or tax character of income distributed to you. For example,

DERIVATIVES. The Fund is permitted to invest in certain options, forwards or foreign currency contracts. If it makes these investments, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, the Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income) and December 31 (for taxable ordinary income), and to realize and distribute any resulting income and gains.


CONSTRUCTIVE SALES AND SECURITIES LENDING TRANSACTIONS. The Fund's entry into an option or other contract could be treated as the "constructive sale" of an "appreciated financial position," causing it to realize gain, but not loss, on the position. Additionally, the Fund's entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income. This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income.


TAX STRADDLES. The Fund's investment in options, forwards, or foreign currency contracts in connection with certain hedging transactions could cause it to hold offsetting positions in securities. If the Fund's risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax "straddle" or to hold a "successor position" that would require any loss realized by it to be deferred for tax purposes.


STRUCTURED INVESTMENTS. The Fund also is permitted to invest in entities organized to restructure the investment characteristics of particular groups of securities. For example, the Fund is permitted to invest in interest rate swaps that are designed to give the holder an exchange fixed rate of interest for a floating rate of interest, or vice versa. The Fund also could invest in a security that is backed by an interest in an underlying group of securities, or is accompanied by a put or other feature that adjusts the burdens and benefits of ownership of the security. By investing in these securities, the Fund could be subject to tax consequences that differ from those of an investment in traditional debt or equity securities.


SECURITIES PURCHASED AT DISCOUNT. The Fund is permitted to invest in securities issued or purchased at a discount, such as zero coupon, step-up or payment-in-kind (PIK) bonds, that could require it to accrue and distribute income not yet received. If it invests in these securities, the Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.

EACH OF THESE INVESTMENTS BY THE FUND IN COMPLEX SECURITIES IS
SUBJECT TO SPECIAL TAX RULES THAT COULD AFFECT THE AMOUNT, TIMING
AND/OR TAX CHARACTER OF INCOME REALIZED BY THE FUND AND
DISTRIBUTED TO YOU.


ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
-------------------------------------------------------------------

The Fund is a diversified series of Franklin High Income Trust (Trust), an open-end management investment company, commonly called a mutual fund. It was incorporated in Colorado in January 1968 under the sponsorship of the Assembly of Governmental Employees, reorganized as a Delaware statutory trust (a form of entity formerly known as a business trust) in the present form on October 1, 1996, and is registered with the SEC.

The Fund currently offers five classes of shares, Class A, Class
B, Class C, Class R and Advisor Class. The Fund may offer additional classes of shares in the future. The full title of each class is:

o  AGE High Income Fund -  Class A
o  AGE High Income Fund -  Class B
o  AGE High Income Fund -  Class C
o  AGE High Income Fund -  Class R
o  AGE High Income Fund -  Advisor Class

Shares of each class represent proportionate interests in the Fund's assets. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law.

The Trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.


As of September 1, 2004, the principal shareholders of the Fund, beneficial or of record, were:

NAME AND ADDRESS                SHARE CLASS   PERCENTAGE (%)
---------------------------------------------------------------
FTB&T TTEE for Defined               R             12.46
Contribution SVCS
BROPFS Corporation
PS PLN
P.O. Box 2438
Rancho Cordova, CA 95741-2438


From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.


As of September 1, 2004, the officers and board members, as a group, owned of record and beneficially 0.38% of the outstanding shares of Franklin's AGE High Income Fund Advisor Class and less than 1% of the other classes. The board members may own shares in other funds in Franklin Templeton Investments.


BUYING AND SELLING SHARES
-------------------------------------------------------------------


The Fund continuously offers its shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the Fund may be required by state law to register as securities dealers. If you buy or sell shares through your securities dealer, you may be charged a transaction processing fee by your securities dealer. Your securities dealer will provide you with specific information about any transaction processing fees you will be charged.


For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.


INITIAL SALES CHARGES The maximum initial sales charge is 4.25% for Class A. There is no initial sales charge for Class B, Class
C and Class R.


The initial sales charge for Class A shares may be reduced for certain large purchases, as described in the prospectus. We offer several ways for you to combine your purchases in Franklin Templeton funds to take advantage of the lower sales charges for large purchases. Franklin Templeton funds include the U.S. registered mutual funds in Franklin Templeton Investments except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund.



LETTER OF INTENT (LOI). You may buy Class A shares at a reduced sales charge by completing the letter of intent section of your ~~account application. A letter of intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay. By completing the letter of intent section of the application, you acknowledge and agree to the following:

o You authorize Distributors to reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI. Your periodic statements will include the reserved shares in the total shares you own, and we will pay or reinvest dividend and capital gain distributions on the reserved shares according to the distribution option you have chosen.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the LOI.

o Although you may exchange your shares, you may not sell reserved shares until you complete the LOI or pay the higher sales charge.

After you file your LOI with the Fund, you may buy Class A shares at the sales charge applicable to the amount specified in your LOI. Sales charge reductions based on purchases in more than one Franklin Templeton fund will be effective only after notification to Distributors that the investment qualifies for a discount. Any Class A purchases you made within 90 days before you filed your LOI also may qualify for a retroactive reduction in the sales charge. If you file your LOI with the Fund before a change in the Fund's sales charge, you may complete the LOI at the lower of the new sales charge or the sales charge in effect when the LOI was filed.

Your holdings in Franklin Templeton funds acquired more than 90 days before you filed your LOI will be counted towards the completion of the LOI, but they will not be entitled to a retroactive reduction in the sales charge. Any redemptions you make during the 13 month period, except in the case of certain retirement plans, will be subtracted from the amount of the purchases for purposes of determining whether the terms of the LOI have been completed.

If the terms of your LOI are met, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If the amount of your total purchases, less redemptions, is more than the amount specified in your LOI and is an amount that would qualify for a further sales charge reduction, a retroactive price adjustment will be made by Distributors and the securities dealer through whom purchases were made. The price adjustment will be made on purchases made within 90 days before and on those made after you filed your LOI and will be applied towards the purchase of additional shares at the offering price applicable to a single purchase or the dollar amount of the total purchases.

If the amount of your total purchases, less redemptions, is less than the amount specified in your LOI, the sales charge will be adjusted upward, depending on the actual amount purchased (less redemptions) during the period. You will need to send Distributors an amount equal to the difference in the actual dollar amount of sales charge paid and the amount of sales charge that would have applied to the total purchases if the total of the purchases had been made at one time. Upon payment of this amount, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, we will redeem an appropriate number of reserved shares to realize the difference. If you redeem the total amount in your account before you fulfill your LOI, we will deduct the additional sales charge due from the sale proceeds and forward the balance to you.

For LOIs filed on behalf of certain retirement plans, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in Franklin Templeton funds under the LOI. These plans are not subject to the requirement to reserve 5% of the total intended purchase or to the policy on upward adjustments in sales charges described above, or to any penalty as a result of the early termination of a plan, nor are these plans entitled to receive retroactive adjustments in price for investments made before executing the LOI.


WAIVERS FOR INVESTMENTS FROM CERTAIN PAYMENTS. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by investors who reinvest within 365 days (90 days effective February 1, 2005):


o Dividend and capital gain distributions from any Franklin Templeton fund. The distributions generally must be reinvested in the same share class. Certain exceptions apply, however, to Class C shareholders who chose to reinvest their distributions in Class A shares of the Fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton fund who may reinvest their distributions in the Fund's Class A shares.

o Annuity payments received under either an annuity option or from death benefit proceeds, if the annuity contract offers as an investment option the Franklin Templeton Variable Insurance
   Products Trust. You should contact your tax advisor for information on any tax consequences that may apply.

o  Redemption proceeds from a repurchase of shares of Franklin
   Floating Rate Trust, if the shares were continuously held for at least 12 months.


   If you immediately placed your redemption proceeds in a Franklin Bank CD or a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days (90 days effective February 1, 2005) from the date the CD matures, including any rollover, or the date you redeem your money fund shares.


o Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor.

   If you paid a CDSC when you redeemed your Class A shares from a Templeton Global Strategy Fund, a new CDSC will apply to your purchase of Fund shares and the CDSC holding period will begin again. We will, however, credit your Fund account with additional shares based on the CDSC you previously paid and the amount of the redemption proceeds that you reinvest.

   If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days (90 days effective February 1, 2005) from the date they are redeemed from the money fund.

WAIVERS FOR CERTAIN INVESTORS. Class A shares also may be purchased without an initial sales charge or CDSC by various individuals and institutions due to anticipated economies in sales efforts and expenses, including:



o Any state or local government or any instrumentality, department, authority or agency thereof that has determined the Fund is a legally permissible investment and that can only buy Fund shares without paying sales charges. Please consult your legal and investment advisors to determine if an investment in the Fund is permissible and suitable for you and the effect, if any, of payments by the Fund on arbitrage rebate calculations.

o Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs

o Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with Distributors

o Registered securities dealers and their affiliates, for their investment accounts only

o Current employees of securities dealers and their affiliates and their family members, as allowed by the internal policies of their employer


o Current and former officers, trustees, directors, full-time employees of Franklin Templeton Investments, and their family members, consistent with our then-current policies

o Current partners of law firms that currently provide legal counsel to the funds, Resources or its affiliates


o Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

o  Accounts managed by Franklin Templeton Investments

o Certain unit investment trusts and their holders reinvesting distributions from the trusts

o Any trust or plan established as part of a qualified tuition program under Section 529 of the Internal Revenue Code of 1986, as amended

o  Group annuity separate accounts offered to retirement plans

o Chilean retirement plans that meet the requirements described under "Retirement plans" below

o  Members of the Assembly of Governmental Employees (AGE)


RETIREMENT PLANS. Class A shares at NAV are available for:

o Employer Sponsored Retirement Plans with assets of $1 million or more; or

o Investors who open an IRA with proceeds rolled over directly from an Employer Sponsored Retirement Plan (the Plan) if the IRA is a "Common Platform IRA". An IRA is a Common Platform IRA if (i) the IRA custodian or record keeper, or one of its affiliates, is the record keeper for the Plan at the time the IRA is opened; and (ii) current agreements with the Fund, or its agent, make Franklin Templeton fund shares available to both the Plan and the IRA investor; or

o Investors who open an IRA as a spousal rollover or a QDRO if opened with proceeds from a DCS plan and/or a plan for which FTB&T was trustee



A "Qualified Retirement Plan" is an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans.

An "Employer Sponsored Retirement Plan" is a Qualified Retirement Plan, ERISA covered 403(b) and certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Retirement Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs.

A "DCS Plan" is an Employer Sponsored Retirement Plan that (i) has contracted for current participant level record keeping with the Defined Contribution Services (DCS) division of Franklin Templeton Investor Services; or (ii) is receiving current DCS services by contracting with the entity identified in DCS promotional material for participant level record keeping related to those DCS services.



SALES IN TAIWAN. Under agreements with certain banks in Taiwan, Republic of China, the Fund's shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

The Fund's Class A shares may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class A shares may be offered with the following schedule of sales charges:

SIZE OF PURCHASE - U.S. DOLLARS          SALES CHARGE (%)
------------------------------------------------------------
Under $30,000                            3.0
$30,000 but less than $100,000           2.0
$100,000 but less than $400,000          1.0
$400,000 or more                         0

DEALER COMPENSATION Securities dealers may at times receive the entire sales charge. A securities dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the dealer compensation table in the Fund's prospectus.

Distributors may pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares of $1 million or more: 0.75% on sales of $1 million to $4 million, plus 0.50% on sales over $4 million to $50 million, plus 0.25% on sales over $50 million.


Distributors or one of its affiliates may pay up to 1% on sales of $1 million to $4 million, plus 0.50% on sales over $4 million to $50 million, plus 0.25% on sales over $50 million, out of its own resources, to certain securities dealers who initiate and are responsible for purchases of Class A shares without an initial sales charge by certain Employer Sponsored Retirement Plans. These payments may be made in the form of contingent advance payments, which may be recovered from the securities dealer or set off against other payments due to the dealer if shares are sold within 18 months of the calendar month of purchase. Other conditions may apply. Other terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the securities dealer.

In addition to the sales charge payments described above and the distribution and service (12b-1) fees described below under "The Underwriter, Distribution and service (12b-1) fees," Distributors and/or its affiliates may make the following additional payments out of its own assets to securities dealers that sell shares of Franklin Templeton funds:

MARKETING SUPPORT PAYMENTS. Distributors may make payments to certain dealers who are holders or dealers of record for accounts in one or more of the Franklin Templeton funds. A dealer's marketing support services may include business planning assistance, advertising, educating dealer personnel about the Franklin Templeton funds and shareholder financial planning needs, placement on the dealer's list of offered funds, and access to sales meetings, sales representatives and management representatives of the dealer. Distributors compensates dealers differently depending upon, among other factors, sales and assets levels, redemption rates and the level and/or type of marketing and educational activities provided by the dealer.

Except as described below, in the case of any one dealer, marketing support payments will not exceed the sum of 0.10% of that dealer's current year's total sales of Franklin Templeton mutual funds and 0.05% or 0.03% of the average net assets, respectively, of equity or fixed income funds attributable to that dealer, on an annual basis.

TRANSACTION SUPPORT PAYMENTS. The types of payments that Distributors may make under this category include, among others, payment of ticket charges of up to $20 per purchase or exchange order placed by a dealer or one time payments for ancillary services such as setting up funds on a dealer's mutual fund trading system.

OTHER PAYMENTS. From time to time, Distributors, at its expense, may provide additional compensation to dealers which sell or arrange for the sale of shares of the Fund. Such compensation may include financial assistance to dealers that enable Distributors to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. These payments may vary depending upon the nature of the event.


Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.


Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD.
Distributors makes payments for events it deems appropriate, subject to Distributors guidelines and applicable law.

You can ask your dealer for information about any payments it receives from Distributors and any services provided.

CONTINGENT DEFERRED SALES CHARGE (CDSC) If you invest any amount in Class C or Class R shares or $1 million or more in Class A shares, either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply on any Class A or R shares you sell within 18 months and any Class C shares you sell within 12 months of purchase. The CDSC is 1% of the value of the shares sold or the net asset value at the time of purchase, whichever is less. For Employer Sponsored Retirement Plans, the CDSC would be applied at the plan level based on the plan's initial investment. A CDSC will A CDSC will not apply to Class A shares purchased by an Employer Sponsored Retirement Plan that is not a DCS Plan and has not contracted with an affiliate of Distributors for plan trustee services.


For Class B shares, there is a CDSC if you sell your shares within six years, as described in the table below. The charge is based on the value of the shares sold or the net asset value at the time of purchase, whichever is less.

IF YOU SELL YOUR CLASS B
SHARES WITHIN THIS MANY YEARS   THIS % IS DEDUCTED FROM
AFTER BUYING THEM               YOUR PROCEEDS AS A CDSC
--------------------------------------------------------
1 Year                          4
2 Years                         4
3 Years                         3
4 Years                         3
5 Years                         2
6 Years                         1
7 Years                         0

CDSC WAIVERS. The CDSC for any share class generally will be waived for:

o  Account fees


o Sales of Class A shares purchased without an initial sales charge by certain retirement plan accounts if (i) the account was opened before May 1, 1997, or (ii) the securities dealer of record received a payment from Distributors of 0.25% or less, or (iii) the securities dealer of record has entered into a supplemental agreement with Distributors

o  Redemptions of shares by investors in Employer Sponsored
   Retirement Plans if Distributors did not pay a prepaid commission to the Third Party Administrator of the Plan.


o Redemptions by the Fund when an account falls below the minimum required account size

o Redemptions following the death of the shareholder or beneficial owner

o Redemptions through a systematic withdrawal plan set up before February 1, 1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan

o  Redemptions by a DCS Plan or an Employer Sponsored
   Retirement Plan that has contracted with an affiliate of Distributors for plan trustee services (not applicable to Class
   B)


o Participant initiated distributions and exchanges from an Employer Sponsored Retirement Plan and returns of excess contributions and earnings (not applicable to Class B)

o Distributions from individual retirement accounts (IRAs) due to death or disability or upon periodic distributions based on life expectancy or returns of excess contributions and earnings (for Class B, this applies to all retirement plan accounts, not only IRAs)


o Any trust or plan established as part of a qualified tuition program under Section 529 of the Internal Revenue Code of 1986, as amended.

EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the Fund and exchanged into the new fund at net asset value when paid. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment goals exist immediately. This money will then be withdrawn from the short-term, interest-bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan also may be subject to a CDSC.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Fund nor its affiliates will be liable for any loss caused by your failure to cash such checks. The Fund is not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer
(ACH) is a special service that we make available whenever possible. By offering this service to you, the Fund is not bound to meet any redemption request in less than the seven-day period prescribed by law. Neither the Fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with the Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date. These sub-accounts may be registered either by name or number. The Fund's investment minimums apply to each sub-account. The Fund will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the Fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the ~~time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.


For institutional accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or
in the prospectus.   Institutional accounts include accounts
opened by or in the name of a person (includes a legal entity or an individual) that has signed an Institutional Account Application accepted by Franklin Templeton Institutional, LLC or entered into a selling agreement and/or servicing agreement with Distributors or Investor Services. For example, the Fund permits the owner of an institutional account to make a same day wire purchase if a good order purchase request is received (a) before the close of the New York Stock Exchange (NYSE) or (b) through the National Securities Clearing Corporation's automated system for processing purchase orders (Fund/SERV), even though funds are delivered by wire after the close of the NYSE. If funds to be wired are not received as scheduled, the purchase order may be cancelled or reversed and the institutional account owner could be liable for any losses or fees the Fund, Distributors and/or Investor Services may incur.

In the event of disputes involving conflicting claims of ownership or authority to control your shares, the Fund has the right (but has no obligation) to: (i) restrict the shares and require the written agreement of all persons deemed by the Fund to have a potential interest in the shares before executing instructions regarding the shares; or (ii) interplead disputed shares or the proceeds from the court-ordered sale thereof with a court of competent jurisdiction.

Should the Fund be required to defend against joint or multiple shareholders in any action relating to an ownership dispute, you expressly grant the Fund the right to obtain reimbursement for costs and expenses including, but not limited to, attorneys' fees and court costs, by unilaterally redeeming shares from your account.

The Fund may be required (i) pursuant to a validly issued levy, to turn your shares over to a levying officer who may, in turn, sell your shares at a public sale; or(ii) pursuant to a final order of forfeiture to sell your shares and remit the proceeds to the U.S. or state government as directed.

Clients of financial advisors whose firms have a Selling
Agreement with Franklin Templeton Distributors, Inc., and who qualify as top producers may be eligible for the Valued Investor
Program which offers enhanced service and transaction capabilities. Please contact Shareholder Services at 1-800/632-2301 for additional information on this program.


PRICING SHARES
-------------------------------------------------------------------


When you buy shares, you pay the "offering price" for the shares. The "offering price" is determined by dividing the net asset value per share (NAV) by an amount equal to 1 minus the sales charge applicable to the purchase (expressed in decimals), calculated to two decimal places using standard rounding criteria. The number of Fund shares you will be issued will equal the amount invested divided by the applicable offering price for those shares, calculated to three decimal places using standard rounding criteria. For example, if the NAV per share is $10.25 and the applicable sales charge for the purchase is 5.75%, the offering price would be calculated as follows: 10.25 divided by 1.00 minus 0.0575 [10.25/0.9425] equals 10.87533, which, when rounded to two decimal points, equals 10.88. The offering price per share would be $10.88.


When you sell shares, you receive the NAV minus any applicable
CDSC.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

The Fund calculates the NAV per share of each class each business day at the close of trading on the New York Stock Exchange
(NYSE)(normally 1:00 p.m. Pacific time). The Fund does not calculate the NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, the Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. If market quotations are readily available for portfolio securities listed on a securities exchange or on the Nasdaq National Market System, the Fund values those securities at the last quoted sale price of the day or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The Fund values over-the-counter portfolio securities within the range of the most recent quoted bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Fund values them according to the broadest and most representative market as determined by the manager.

The Fund values portfolio securities underlying actively traded call options at their market price as determined above. The current market value of any option the Fund holds is its last sale price on the relevant exchange before the Fund values its assets. If there are no sales that day or if the last sale price is outside the bid and ask prices, the Fund values options within the range of the current closing bid and ask prices if the Fund believes the valuation fairly reflects the contract's market value.

The Fund determines the value of a foreign security as of the close of trading on the foreign exchange on which the security is traded or as of the close of trading on the NYSE, if that is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the foreign security is valued within the range of the most recent quoted bid and ask prices. Occasionally events that affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the NAV. If events materially affecting the values of these foreign securities occur during this period, the securities will be valued in accordance with procedures established by the board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the board. With the approval of the board, the Fund may use a pricing service, bank or securities dealer to perform any of the above described functions.

THE UNDERWRITER
-------------------------------------------------------------------

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of the Fund's shares. Distributors is located at One Franklin Parkway,
San Mateo, CA 94403-1906.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

The table below shows the aggregate underwriting commissions Distributors received in connection with the offering of the Fund's shares, the net underwriting discounts and commissions Distributors retained after allowances to dealers, and the amounts Distributors received in connection with redemptions or repurchases of shares for the last three fiscal years ended May 31, 2004:

                                                AMOUNT RECEIVED IN
                                                 CONNECTION WITH
       TOTAL COMMISSIONS    AMOUNT RETAINED BY   REDEMPTIONS AND
           RECEIVED ($)      DISTRIBUTORS ($)    REPURCHASES ($)
 --------------------------------------------------------------------
 2004       5,908,040           583,264              836,071
 2003       5,387,703           444,763              702,615
 2002       7,258,787           386,449              598,492

Distributors may be entitled to payments from the Fund under the Rule 12b-1 plans, as discussed below. Except as noted, Distributors received no other compensation from the Fund for acting as underwriter.

DISTRIBUTION AND SERVICE (12B-1) FEES The board has adopted a separate plan pursuant to Rule 12b-1 for each class. Although the plans differ in some ways for each class, each plan is designed to benefit the Fund and its shareholders. The plans are expected to, among other things, increase advertising of the Fund, encourage sales of the Fund and service to its shareholders, and increase or maintain assets of the Fund so that certain fixed expenses may be spread over a broader asset base, resulting in lower per share expense ratios. In addition, a positive cash flow into the Fund is useful in managing the Fund because the manager has more flexibility in taking advantage of new investment opportunities and handling shareholder redemptions.

Under each plan, the Fund pays Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses also may include service fees paid to securities dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates and who provide service or account maintenance to shareholders (service fees); the expenses of printing prospectuses and reports used for sales purposes, and of preparing and distributing sales literature and advertisements; and a prorated portion of Distributors' overhead expenses related to these activities. Together, these expenses, including the service fees, are "eligible expenses." The 12b-1 fees charged to each class are based only on the fees attributable to that particular class.

THE CLASS A PLAN.  The Fund may pay up to 0.15% per year of Class
A's average daily net assets.

In implementing the Class A plan, the board has determined that the annual fees payable under the plan will be equal to the sum of: (i) the amount obtained by multiplying 0.15% by the average daily net assets represented by the Fund's Class A shares that were acquired by investors on or after May 1, 1994, the effective date of the plan (new assets), and (ii) the amount obtained by multiplying 0.05% by the average daily net assets represented by Class A shares of the Fund that were acquired before May 1, 1994 (old assets). These fees will be paid to the current securities dealer of record on the account. In addition, until such time as the maximum payment of 0.15% is reached on a yearly basis, up to an additional 0.02% will be paid to Distributors under the plan. The payments made to Distributors will be used by Distributors to defray other marketing expenses that have been incurred in accordance with the plan, such as advertising.

The fee is a Class A expense. This means that all Class A shareholders, regardless of when they purchased their shares, will bear Rule 12b-1 expenses at the same rate. The initial rate will be at least 0.07% (0.05% plus 0.02%) of the average daily net assets of Class A and, as Class A shares are sold on or after May 1, 1994, will increase over time. Thus, as the proportion of Class A shares purchased on or after May 1, 1994, increases in relation to outstanding Class A shares, the expenses attributable to payments under the plan also will increase (but will not exceed 0.15% of average daily net assets). While this is the currently anticipated calculation for fees payable under the Class A plan, the plan permits the board to allow the Fund to pay a full 0.15% on all assets at any time. The approval of the board would be required to change the calculation of the payments to be made under the Class A plan.

The Class A plan is a reimbursement plan. It allows the Fund to reimburse Distributors for eligible expenses that Distributors has shown it has incurred. The Fund will not reimburse more than the maximum amount allowed under the plan. Any unreimbursed expenses from one year may not be carried over to or reimbursed in later years


For the fiscal year ended May 31, 2004, the amounts paid by the Fund pursuant to the plan were:

                                      ($)
----------------------------------------------
Advertising                       91,627
Printing and mailing              2,664
prospectuses other than
 to current shareholders
Payments to underwriters          71,296
Payments to broker-dealers        2,869,460
Other                             200,811
                                  ------------
Total                             3,235,858
                                  ============



THE CLASS B, C AND R PLANS. The Fund pays Distributors up to 0.65% per year of Class B and Class C's average daily net assets, out of which 0.15% may be paid for services to the shareholders (service fees). For Class R shares, the Fund pays Distributors up to 0.50% per year of the class's average daily net assets. The Class B, C and R plans also may be used to pay Distributors for advancing commissions to securities dealers with respect to the initial sale of Class B, C and R shares. Class B plan fees payable to Distributors are used by Distributors to pay third party financing entities that have provided financing to Distributors in connection with advancing commissions to securities dealers. Resources owns a minority interest in one of the third party financing entities.

The Class B, C and R plans are compensation plans. They allow the Fund to pay a fee to Distributors that may be more than the eligible expenses Distributors has incurred at the time of the payment. Distributors must, however, demonstrate to the board that it has spent or has near-term plans to spend the amount received on eligible expenses. The Fund will not pay more than the maximum amount allowed under the plans.


Under the Class B plan, the amounts paid by the Fund pursuant to the plan for the fiscal year ended May 31, 2004, were:

                                      ($)
----------------------------------------------
Advertising                       16,535
Printing and mailing                 364
prospectuses other than
 to current shareholders
Payments to underwriters          11,204
Payments to broker-dealers     1,270,541
Other                             29,318
                              ------------
Total                          1,327,962
                              ============


Under the Class C plan, the amounts paid by the Fund pursuant to the plan for the fiscal year ended May 31, 2004, were:

                                      ($)
----------------------------------------------
Advertising                       32,511
Printing and mailing                 652
prospectuses other than
 to current shareholders
Payments to underwriters          21,163
Payments to broker-dealers     2,857,107
Other                             52,494
                              ------------
Total                          2,963,927
                              ============


Under the Class R plan, the amounts paid by the Fund pursuant to the plan for the fiscal year ended May 31, 2004, were:

                                      ($)
----------------------------------------------
Advertising                          714
Printing and mailing                   5
prospectuses other than
 to current shareholders
Payments to underwriters             688
Payments to broker-dealers        12,442
Other                              1,005
                                 ------------
Total                             14,854
                                 ============


THE CLASS A, B, C AND R PLANS. In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the Fund, the manager or Distributors or other parties on behalf of the Fund, the manager or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of Fund shares within the context of Rule 12b-1 under the Investment Company Act of 1940, as amended, then such payments shall be deemed to have been made pursuant to the plan.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks may not participate in the plans because of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banks, however, are allowed to receive fees under the plans for administrative servicing or for agency transactions.

Distributors must provide written reports to the board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, and furnish the board with such other information as the board may reasonably request to enable it to make an informed determination of whether the plans should be continued.

Each plan has been approved according to the provisions of Rule
12b-1. The terms and provisions of each plan also are consistent with Rule 12b-1.

PERFORMANCE
-------------------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return before taxes, average annual total return after taxes on distributions, and average annual total return after taxes on distributions and sale of sharesand current yield quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. Unless otherwise noted, performance figures reflect Rule 12b-1 fees from the date of the plan's implementation. An explanation of these and other methods used by the Fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

Effective January 1, 2002, the Fund began offering Class R shares, which do not have initial sales charges. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to January 1, 2002, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, reflecting the Rule 12b-1 rate differential between Class A and R; and (b) for periods after January 1, 2002, Class R standardized performance quotations are calculated as described below.

AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES Average annual total return before taxes is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.


When considering the average annual total return before taxes quotations for Class A and C shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund. The average annual total returns before taxes for the indicated periods ended May 31, 2004, were:

               1 YEAR (%)    5 YEARS (%)          10 YEARS (%)
------------------------------------------------------------------
Class A         10.95           3.30                 6.51


                                                    SINCE
                                                   INCEPTION
                1 YEAR (%)    5 YEARS (%)         (1/1/99) (%)
------------------------------------------------------------------
Class B         11.12           3.43                 3.53

                                                    SINCE
                                                   INCEPTION
                1 YEAR (%)    5 YEARS (%)         (5/16/95) (%)
------------------------------------------------------------------
Class C         14.01           3.67                 5.76


                                                     SINCE
                                                   INCEPTION
               1 YEAR (%)    5 YEARS(%)           (12/31/69) (%)
------------------------------------------------------------------
Class R         14.17           3.89                 6.91


The following SEC formula was used to calculate these figures:

      n
P(1+T)  = ERV

where:

P  =  a hypothetical initial payment of $1,000
T  =  average annual total return
n  =  number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period.

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS
Average annual total return after taxes on distributions is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions, less the taxes due on such distributions, are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, but assumes that the redemption itself had no tax consequences. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (E.G., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.


The Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (pre-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A and C shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund. The average annual total returns after taxes on distributions for the indicated periods ended May 31, 2004 were:

               1 YEAR (%)    5 YEARS (%)          10 YEARS (%)
------------------------------------------------------------------
Class A          8.13          -0.51                2.59

                                                    SINCE
                                                  INCEPTION
               1 YEAR (%)    5 YEARS (%)         (1/1/99) (%)
------------------------------------------------------------------
Class B          8.38          -0.25               -0.13

                                                    SINCE
                                                  INCEPTION
               1 YEAR (%)    5 YEARS (%)         (5/16/95) (%)
------------------------------------------------------------------
Class C         11.29           0.05                2.14

                                                    SINCE
                                                  INCEPTION
               1 YEAR (%)    5 YEARS(%)           (12/31/69) (%)
------------------------------------------------------------------
Class R         11.40           0.13                2.67


The following SEC formula was used to calculate these figures:

      n
P(1+T)  = ATV
             D

where:

P  =  a hypothetical initial payment of $1,000
T  =  average annual total return (after taxes on
      distributions)
n  =  number of years
ATV =  ending value of a hypothetical $1,000 payment made at
   D the beginning of each period at the end of each period, after taxes on fund distributions but not after taxes on redemption.

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES Average annual total return after taxes on distributions and sale of fund shares is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions and sale of fund shares. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, including taxes upon sale of fund shares. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds, after deducting any nonrecurring charges assessed at the end of the period, subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption. In determining the basis for a reinvested distribution, the distribution is included net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law. The amount and character (E.G., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the initial investment and each subsequent purchase through reinvested distributions. Shares acquired through reinvestment of distributions are not assumed to have the same holding period as the initial investment. The tax character of such reinvestments is determined by the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) is calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal law applicable on the redemption date. Shareholders are assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption, so that the taxpayer may deduct the capital losses in full.


The Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (post-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A and C shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund. The average annual total returns after taxes on distributions and redemptions for the indicated periods ended May 31, 2004, were:

               1 YEAR (%)    5 YEARS (%)           10 YEARS (%)
------------------------------------------------------------------
Class A          7.04          0.35                  3.04

                                                    SINCE
                                                  INCEPTION
                1 YEAR (%)    5 YEARS (%)        (1/1/99) (%)
------------------------------------------------------------------
Class B          7.15         0.55                   0.65

                                                   SINCE
                                                 INCEPTION
                1 YEAR (%)    5 YEARS (%)       (5/16/95) (%)
------------------------------------------------------------------
Class C          9.03         0.79                  2.60

                                                   SINCE
                                                 INCEPTION
               1 YEAR (%)    5 YEARS(%)         (12/31/69) (%)
------------------------------------------------------------------
Class R         9.14          0.89                  3.10


The following SEC formula was used to calculate these figures:

      n
P(1+T)   = ATV
              DR

where:

P  =  a hypothetical initial payment of $1,000
T  =  average annual total return (after taxes on
      distributions and redemptions)
n  =  number of years
ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions and redemption.


CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for the indicated periods ended May 31, 2004, were:

               1 YEAR (%)    5 YEARS (%)            10 YEARS (%)
------------------------------------------------------------------
Class A          10.95         17.62                  87.82

                                                      SINCE
                                                    INCEPTION
                1 YEAR (%)    5 YEARS (%)          (1/1/99) (%)
------------------------------------------------------------------
Class B        11.12         18.36                  20.68

                                                     SINCE
                                                   INCEPTION
               1 YEAR (%)    5 YEARS (%)          (5/16/95) (%)
------------------------------------------------------------------
Class C        14.01         19.72                  65.96


               1 YEAR (%)    5 YEARS(%)           10 YEARS (%)
------------------------------------------------------------------
Class R        14.17         21.02                  87.80

CURRENT YIELD Current yield shows the income per share earned by the Fund. It is calculated by dividing the net investment income per share earned during a 30-day base period by the applicable maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of the class during the base period. The yields for the 30-day period ended May 31, 2004, were:

CLASS A (%)   CLASS B   (%) CLASS C (%)  CLASS R (%)
---------------------------------------------------
6.39           6.19        6.18            6.38


The following SEC formula was used to calculate these figures:

                    6
Yield = 2 [(a-b + 1)  - 1]
            ---
            cd

where:

a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period


CURRENT DISTRIBUTION RATE Current yield, and taxable-equivalent yield which are calculated according to a formula prescribed by the SEC, is not indicative of the amounts that were or will be paid to shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share by a class during a certain period and dividing that amount by the current maximum offering price. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing and short-term capital gains, and is calculated over a different period of time. The current distribution rates for the 30-day period ended May 31, 2004, were:

CLASS A (%)   CLASS B (%) CLASS C (%)  CLASS R (%)
---------------------------------------------------
   7.11         6.89        6.86         6.98


VOLATILITY Occasionally statistics may be used to show the Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented ~~by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS The Fund also may quote the performance of shares without a sales charge. Sales literature and advertising may quote a cumulative total return, average annual total return and other measures of performance with the substitution of net asset value for the public offering price.

Sales literature referring to the use of the Fund as a potential investment for IRAs, business retirement plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The Fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Resources is the parent company of the advisors and underwriter of Franklin
Templeton funds.

COMPARISONS To help you better evaluate how an investment in the Fund may satisfy your investment goal, advertisements and other materials about the Fund may discuss certain measures of Fund performance as reported by various financial publications. Materials also may compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

o Dow Jones(R) Composite Average and its component averages - a price-weighted average of 65 stocks. The average is a combination of the Dow Jones Industrial Average (30 blue-chip stocks that are generally leaders in their industry), the Dow Jones Transportation Average (20 transportation stocks), and the Dow Jones Utilities Average (15 utility stocks involved in the production of electrical energy).

o Standard & Poor's(R) 500 Stock Index or its component indices - a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

o The New York Stock Exchange composite or component indices - an unmanaged capitalization-weighted index of all industrial, utilities, transportation, and finance stocks listed on the NYSE.


o Dow Jones Wilshire 5000 Total Market Index - measures the performance of all U.S.-headquartered equity securities with readily available price data. Over 5,000 capitalization weighted security returns are used to adjust the index.

o Lipper Inc. Mutual Fund Performance Analysis and Lipper - Equity Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

o  Financial publications: THE WALL STREET JOURNAL, and BUSINESS
   WEEK, FINANCIAL WORLD, FORBES, FORTUNE, and MONEY magazines - provide performance statistics over specified time periods.


o Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

o  STOCKS, BONDS, BILLS, AND INFLATION, published by Ibbotson
   Associates - historical measure of yield, price, and total return for large and small company stock, long-term government bonds, Treasury bills, and inflation.

o Savings and Loan Historical Interest Rates - as published by the FEDERAL RESERVE H15 REPORT.


o  Historical data supplied by the research departments of Credit
   Suisse First Boston LLC, J.P. Morgan Chase & Co., Citigroup
   Global Markets, Merrill Lynch & Co., and Lehman Brothers(R).


o Morningstar(R) - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.

From time to time, advertisements or information for the Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information also may compare the Fund's performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in the Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. CDs are frequently insured by an agency of the U.S. government. An investment in the Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION
-------------------------------------------------------------------


The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Savings Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Savings Planner leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that these goals will be met.

The Fund is a member of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services approximately 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization. Together, Franklin Templeton Investments has over $353 billion in assets under management for more than 5 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 103 U.S. based open-end investment companies to the public. The Fund may identify itself by its Nasdaq symbol or CUSIP number.


Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment goals, no two are exactly alike. Shares of the Fund are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

-------------------------------------------------------------------
DESCRIPTION OF RATINGS

CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE (MOODY'S)

INVESTMENT GRADE

Aaa: Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A: Bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

BELOW INVESTMENT GRADE

Ba: Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C: Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS GROUP (S&P(R))

INVESTMENT GRADE

AAA: This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality debt obligations.
Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in a small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BELOW INVESTMENT GRADE

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating also may reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

SHORT-TERM DEBT & COMMERCIAL PAPER RATINGS

MOODY'S

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations for both short-term debt and commercial paper, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.






FRANKLIN'S
AGE HIGH
INCOME FUND

FRANKLIN HIGH INCOME TRUST

ADVISOR CLASS


STATEMENT OF ADDITIONAL INFORMATION
OCTOBER 1, 2004


[Insert Franklin Templeton Investments logo]



P.O. BOX 997151, SACRAMENTO, CA 95899-9983 1-800/DIAL BEN(R)


This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Fund's prospectus. The Fund's prospectus, dated October 1, 2004, which we may amend from time to time, contains the basic information you should know before investing in the Fund. You should read this SAI together with the Fund's prospectus.

The audited financial statements and Report of Independent Registered Public Accounting Firm in the Fund's Annual Report to Shareholders, for the fiscal year ended May 31, 2004, are incorporated by reference (are legally a part of this SAI).


For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN(R) (1-800/342-5236).

CONTENTS


Goals, Strategies and Risks                     2
Officers and Trustees                          12
Proxy Voting Policies and Procedures           15
Management and Other Services                  17
Portfolio Transactions                         19
Distributions and Taxes                        20
Organization, Voting Rights
 and Principal Holders                         23
Buying and Selling Shares                      24
Pricing Shares                                 27
The Underwriter                                27
Performance                                    28
Miscellaneous Information                      31
Description of Ratings                         31


-------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

o ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

o  ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK;

o  ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


GOALS, STRATEGIES AND RISKS
-------------------------------------------------------------------------------

Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when the Fund makes an investment. In most cases, the Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

If a bankruptcy or other extraordinary event occurs concerning a particular security the Fund owns, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

The Fund has adopted certain investment restrictions as fundamental and non-fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of the Fund's outstanding shares or
(ii) 67% or more of the Fund's shares present at a shareholder meeting if more than 50% of the Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less. A non-fundamental policy may be changed by the board of trustees without the approval of shareholders.

FUNDAMENTAL INVESTMENT POLICIES

The Fund's principal investment goal is to earn a high level of current income. Its secondary goal is to seek capital appreciation to the extent it is possible and consistent with the Fund's principal goal.

The Fund may not:

1. Invest more than 25% of the value of the Fund's total assets in one particular industry.

2. Purchase securities, if the purchase would cause the Fund at that time to have more than 5% of the value of its total assets invested in the securities of any one company or to own more than 10% of the voting securities of any one company (except obligations issued or guaranteed by the U.S. government).

3. Underwrite or engage in the agency distributions of securities of other issuers, except insofar as the Fund may be technically deemed an underwriter in connection with the disposition of securities in its portfolio.

4. Make loans to other persons except on a temporary basis in connection with the delivery or receipt of portfolio securities which have been bought or sold, or by the purchase of bonds, debentures or similar obligations which have been publicly distributed or of a character usually acquired by institutional investors or through loans of the Fund's portfolio securities, or to the extent the entry into a repurchase agreement may be deemed a loan.

5. Borrow money in excess of 5% of the value of the Fund's total assets, and then only as a temporary measure for extraordinary or emergency purposes.

6. Sell securities short or buy on margin nor pledge or hypothecate any of the Fund's assets.

7. Buy or sell real estate (other than interests in real estate investment trusts), commodities or commodity contracts.

8. Invest in the securities of another investment company, except securities acquired in connection with a merger, consolidation or reorganization; except to the extent the Fund invests its uninvested daily cash balances in shares of the Franklin Money Fund and other money market funds in the Franklin Templeton funds provided (i) its purchases and redemptions of such money market Fund shares may not be subject to any purchase or redemption fees,
(ii) its investments may not be subject to duplication of management fees, nor to any charge related to the expense of distributing the Fund's shares (as determined under Rule 12b-1, as amended under the federal securities laws), and (iii) aggregate investments by the Fund in any such money market Fund do not exceed (a) the greater of (i) 5% of the Fund's total net assets or (ii) $2.5 million, or (b) more than 3% of the outstanding shares of any such money market fund.

9. Invest in any company for the purpose of exercising control or management.

10. Purchase the securities of any company in which any officer, trustee, or director of the Fund or its investment manager owns more than 1/2 of 1% of the outstanding securities and in which all of the officers, trustees, and directors of the Fund and its investment manager as a group, own more than 5% of such securities.

NON-FUNDAMENTAL INVESTMENT POLICIES

 1. The Fund presently has no intention of investing more than 10% of its net assets in foreign securities not publicly traded in the U.S.

 2. Illiquid securities (including illiquid equity securities, securities with legal or contractual restrictions on resale, repurchase agreements of more than seven days duration, and other securities that are not readily marketable) may not constitute more than 10% of the value of the Fund's net assets.

 3. The Fund may not invest more than 5% of its total assets in companies that have a record of less than three years continuous operation, including predecessors.

 4. The Fund will not invest more than 10% of its total assets, at the time of purchase, in defaulted debt securities.

 5. The Fund may lend certain of its portfolio securities, provided such loans do not exceed 10% of the value of the Fund's total assets, measured at the time of the most recent loan.


Certain words or phrases may be used in descriptions of Fund investment policies and strategies to give investors a general sense of the Fund's levels of investment. They are broadly identified with, but not limited to, the following percentages of fund total assets:

      "small portion"          less than 10%
      "portion"                10% to 25%
      "significant"            25% to 50%
      "substantial"            50% to 66%
      "primary"                66% to 80%
      "predominant"            80% or more

If the Fund intends to limit particular investments or strategies to no more than specific percentages of Fund assets, the prospectus or SAI will clearly identify such limitations. The percentages above are not limitations unless specifically stated as such in the Fund's prospectus or elsewhere in this SAI.


INVESTMENTS, TECHNIQUES, STRATEGIES AND THEIR RISKS

The value of your shares will increase as the value of the securities owned by the Fund increases and will decrease as the value of the Fund's investments decrease. In this way, you participate in any change in the value of the securities owned by the Fund. In addition to the factors that affect the value of any particular security that the Fund owns, the value of the Fund's shares may also change with movements in the stock and bond markets as a whole.

CONVERTIBLE SECURITIES A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because both interest rate and market movements can influence its value, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.


CORPORATE LOANS The Fund may invest a portion of its net assets in corporate loans made to or issued by U.S. companies, non-U.S. entities, and U.S. subsidiaries of non-U.S. entities. Corporate loans are loans made to corporations. In return, the corporation pays interest and principal to the lenders. Corporate loans include participation interests in corporate loans or assignments of corporate loans. Corporate loans generally have a floating interest rate, although the Fund may also invest in fixed-rate loans.

A corporate loan in which the Fund may invest typically is structured by a group of lenders. This means that the lenders participate in the negotiations with the borrower and in the drafting of the terms of the loan. The group of lenders often consists of commercial banks, thrift institutions, insurance companies, finance companies or other financial institutions. The Fund will not act as the sole negotiator or sole originator for a corporate loan. One or more of the lenders usually administers the loan on behalf of all the lenders. This lender is referred to as the agent bank.

The Fund may invest in a corporate loan in one of three ways. It may make a direct investment in the corporate loan by participating as one of the lenders. It may purchase a participation interest or it may purchase an assignment. Participation interests are interests issued by a lender or other financial institution, which represent a fractional interest in a corporate loan. The Fund may acquire participation interests from a lender or other holders of participation interests. Holders of participation interests are referred to as participants. An assignment represents a portion of a corporate loan previously attributable to a different lender. Unlike a participation interest, the Fund will generally become a lender for the purposes of the relevant loan agreement by purchasing an assignment.

It can be advantageous to the Fund to make a direct investment in a corporate loan as one of the lenders. Such an investment is typically made at par. This means that the Fund receives a return at the full interest rate for the corporate loan. On the other hand, when the Fund invests in a participation interest or an assignment, it will normally pay a fee or forgo a portion of the interest payment. Consequently, the Fund's return on such an investment may be lower than it would have been if the Fund had made a direct investment in the underlying corporate loan. However, the Fund may be able to invest in corporate loans only through participation interests or assignments at certain times when reduced direct investment opportunities in corporate loans may exist.

If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lenders. On the other hand, if the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant that sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. Therefore, when the Fund invests in corporate loans through the purchase of participation interests, the manager must consider the creditworthiness of the agent bank and any lenders and participants interposed between the Fund and a borrower. These parties are referred to as intermediate participants. Unless, under the terms of the loan, the Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other intermediary to apply appropriate credit remedies against a corporate borrower.

The Fund may invest in either secured or unsecured corporate loans. The terms of each senior secured corporate loan require that the collateral securing the obligation have a fair market value at least equal to 100% of the amount of such corporate loan. The manager generally will determine the value of the collateral by customary valuation techniques that it considers appropriate. However, the value of the collateral may decline following the Fund's investment. Also, collateral may be difficult to sell and there are other risks which may cause the collateral to be insufficient in the event of a default. Consequently, the Fund might not receive payments to which it is entitled.

The collateral may consist of various types of assets or interests including intangible assets. It may include working capital assets, such as accounts receivable or inventory, or tangible fixed assets, such as real property, buildings and equipment. It may include intangible assets, such as trademarks, copyrights and patent rights, or security interests in securities of subsidiaries or affiliates. The borrower's owners may provide additional security.

The borrower under a corporate loan must comply with various restrictive covenants contained in any corporate loan agreement between the borrower and the lending syndicate. A restrictive covenant is a promise by the borrower to not take certain action that may impair the rights of lenders. These covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to shareholders, provisions requiring the borrower to maintain specific financial ratios or relationships, and limits on total debt. In addition, a covenant may require the borrower to prepay the corporate loan with any excess cash flow. Excess cash flow generally includes net cash flow after scheduled debt service payments and permitted capital expenditures, among other things, as well as the proceeds from asset dispositions or sales of securities. A breach of a covenant (after giving effect to any cure period) in a corporate loan agreement which is not waived by the agent bank and the lending syndicate normally is an event of acceleration. This means that the agent bank has the right to demand immediate repayment in full of the outstanding corporate loan. Acceleration may also occur in the case of the breach of a covenant in a corporate debt security document.

The Fund's investments may be either unrated or rated by one or more rating agencies, such as Standard & Poor's Ratings Group (S&P(R)) or Moody's InvestorS Service (Moody's). These organizations rate obligations by grading the company issuing the obligations based upon its financial soundness. If the Fund is going to invest in an obligation that is unrated, the manager will determine its quality. The corporate loans in which the Fund invests generally are currently not rated by any rating agency. The Fund will invest in corporate loans that conform to the credit quality standards set forth in the prospectus.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the manager believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund's net asset value than if that value were based on available market quotations, and could result in significant variations in the Fund's daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of the Fund's limitation on illiquid investments. Investments in corporate loans are considered to be debt obligations of a character usually acquired by institutional investors for purposes of the Fund's investment restriction relating to making loans to other persons.

Investments in loans by participating as a lender or through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on the manager's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

DESCRIPTION OF FLOATING OR VARIABLE INTEREST RATES. The rate of interest payable on floating or variable rate corporate loans is established as the sum of a base lending rate plus a specified margin. These base lending rates generally are LIBOR, the Prime Rate of a designated U.S. bank, the CD Rate, or another base lending rate used by commercial lenders. The interest rate on Prime Rate-based corporate loans floats daily as the Prime Rate changes, while the interest rate on LIBOR-based and CD-based corporate loans is reset periodically, typically between 30 days and one year.

Certain of the floating or variable rate corporate loans in which the Fund will invest may permit the borrower to select an interest rate reset period of up to one year. A portion of the Fund's investments may consist of corporate loans with interest rates that are fixed for the term of the loan. Investment in corporate loans with longer interest rate reset periods or fixed interest rates may increase fluctuations in the Fund's net asset value as a result of changes in interest rates.

CREDIT-LINKED SECURITIES The Fund may invest in credit-linked securities. Credit-linked securities are debt securities that represent an interest in a pool of, or are otherwise collateralized by, one or more corporate debt obligations or credit default swaps on corporate debt or bank loan obligations. Such debt obligations may represent the obligations of one or more corporate issuers. The Fund has the right to receive periodic interest payments from the issuer of the credit-linked security (usually the seller of the underlying credit default swap(s)) at an agreed-upon interest rate, and a return of principal at the maturity date. The Fund currently anticipates purchasing only "funded" credit-linked securities.

The Fund bears the risk of loss of its principal investment, and the periodic interest payments expected to be received for the duration of its investment in the credit-linked security, in the event that one or more of the debt obligations underlying bonds or debt obligations underlying the credit default swaps go into default or otherwise become non-performing. Upon the occurrence of such a credit event (including bankruptcy, failure to timely pay interest or principal, or a restructuring) with respect to an underlying debt obligation (which may represent a credit event of one or more underlying obligors), the Fund will generally reduce the principal balance of the related credit-linked security by the Fund's pro rata interest in the par amount of the defaulted underlying debt obligation in exchange for the actual value of the defaulted underlying obligation or the defaulted underlying obligation itself, thereby causing the Fund to lose a portion of its investment. As a result, on an ongoing basis, interest on the credit-linked security will accrue on a smaller principal balance and a smaller principal balance will be returned at maturity. To the extent a credit-linked security represents an interest in underlying obligations of a single corporate issuer, a credit event with respect to such issuer presents greater risk of loss to a Fund than if the credit-linked security represented an interest in underlying obligations of multiple corporate issuers.

In addition, the Fund bears the risk that the issuer of the credit-linked security will default or become bankrupt. In such an event, the Fund may have difficulty being repaid, or fail to be repaid, the principal amount of its investment and the remaining periodic interest payments thereon.

An investment in credit-linked securities also involves reliance on the counterparty to the swap entered into with the issuer to make periodic payments to the issuer under the terms of the credit default swap. Any delay or cessation in the making of such payments may be expected in certain instances to result in delays or reductions in payments to the Fund as an investor in such credit-linked securities. Additionally, credit-linked securities are typically structured as limited recourse obligations of the issuer of such securities such that the securities issued will usually be obligations solely of the issuer and will not be obligations or responsibilities of any other person.

Most credit-linked securities are structured as Rule 144A securities so that they may be freely traded among institutional buyers. The Fund will generally only purchase credit-linked securities which are determined to be liquid in accordance with the Fund's liquidity guidelines. However, the market for credit-linked securities may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit-linked securities. In certain cases, a market price for a credit-linked security may not be available or may not be reliable, and the Fund could experience difficulty in selling such security at a price the investment manager believes is fair. In the event a credit-linked security is deemed to be illiquid, the Fund will include such security in calculating its limitation on investments in illiquid securities.

The value of a credit-linked security will typically increase or decrease with any change in value of the underlying debt obligations, if any, held by the issuer and the credit default swap. Further, in cases where the credit-linked security is structured such that the payments to the Fund are based on amounts received in respect of, or the value of performance of, any underlying debt obligations specified in the terms of the relevant credit default swap, fluctuations in the value of such obligation may affect the value of the credit-linked security.

The collateral of a credit-linked security may be one or more credit default swaps, which are subject to additional risks. Swap agreements are not traded on exchanges and are not subject to government regulation like exchange markets. As a result, swap participants are not as well protected as participants on organized exchanges. Performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, each swap participant is subject to the risk of the inability or refusal to perform such agreement by the counterparty.


DEBT SECURITIES A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes, and commercial paper differ in the length of the issuer's payment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest. Debentures, which are corporate obligations, typically unsecured, issued under an indenture, do not necessarily have any particular payment schedule.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund's net asset value per share.


The Fund may invest up to 10% of its total assets in debt securities on which the issuer is not currently making interest payments (defaulted debt securities). The Fund may buy defaulted debt securities if, in the opinion of the manager, it appears likely that the issuer may resume interest payments or other advantageous developments appear likely in the near future. These securities may be illiquid.

The Fund may also invest a small portion of its assets in debt securities that have floating or variable payment schedules. These securities include floating rate notes issued by governments and corporate issuers, certain US government issues, such as Treasury Inflation-Protected Securities (TIPS), and adjustable-rate asset-backed securities.


HIGH YIELD SECURITIES. Because the Fund may invest in securities below investment grade, an investment in the Fund is subject to a higher degree of risk than an investment in a Fund that invests primarily in higher-quality securities. You should consider the increased risk of loss to principal that is present with an investment in higher risk securities, such as those in which the Fund invests. Accordingly, an investment in the Fund should not be considered a complete investment program and should be carefully evaluated for its appropriateness in light of your overall investment needs and goals.

The market value of high yield, lower-quality fixed-income securities, commonly known as junk bonds, tends to reflect individual developments affecting the issuer to a greater degree than the market value of higher-quality securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality securities also tend to be more sensitive to economic conditions than higher-quality securities.

Issuers of high yield, fixed-income securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with buying the securities of these issuers is generally greater than the risk associated with higher-quality securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of lower-quality securities may experience financial stress and may not have sufficient cash flow to make interest payments. The issuer's ability to make timely interest and principal payments may also be adversely affected by specific developments affecting the issuer, including the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing.

The risk of loss due to default may also be considerably greater with lower-quality securities because they are generally unsecured and are often subordinated to other creditors of the issuer. If the issuer of a security in the Fund's portfolio defaults, the Fund may have unrealized losses on the security, which may lower the Fund's net asset value per share. Defaulted securities tend to lose much of their value before they default. Thus, the Fund's net asset value per share may be adversely affected before an issuer defaults. In addition, the Fund may incur additional expenses if it must try to recover principal or interest payments on a defaulted security.

High yield, fixed-income securities frequently have call or buy-back features that allow an issuer to redeem the securities from the Fund. Although these securities are typically not callable for a period of time, usually for three to five years from the date of issue, if an issuer calls its securities during periods of declining interest rates, the manager may find it necessary to replace the securities with lower-yielding securities, which could result in less net investment income for the Fund. The premature disposition of a high yield security due to a call or buy-back feature, the deterioration of an issuer's creditworthiness, or a default by an issuer may make it more difficult for the Fund to manage the timing of its income.

Lower-quality, fixed-income securities may not be as liquid as higher-quality securities. Reduced liquidity in the secondary market may have an adverse impact on market price of a security and on the Fund's ability to sell a security in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, or if necessary to meet the Fund's liquidity needs. Reduced liquidity may also make it more difficult to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio.

The Fund may buy high yield, fixed-income securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. While many high yielding securities have been sold with registration rights, covenants and penalty provisions for delayed registration, if the Fund is required to sell restricted securities before the securities have been registered, it may be deemed an underwriter of the securities under the Securities Act of 1933, as amended (1933 Act), which entails special responsibilities and liabilities. The Fund may also incur special costs in disposing of restricted securities, although the Fund will generally not incur any costs when the issuer is responsible for registering the securities.

The Fund may buy high yield, fixed-income securities during an initial underwriting. These securities involve special risks because they are new issues. The manager will carefully review their credit and other characteristics. The Fund has no arrangement with its underwriter or any other person concerning the acquisition of these securities.



The Fund relies on the manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the manager takes into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management, and regulatory matters.

The credit risk factors above also apply to lower-quality zero-coupon, deferred interest and pay-in-kind securities. These securities have an additional risk, however, because unlike securities that pay interest throughout the time until maturity, the Fund will not receive any cash until the cash payment date. If the issuer defaults, the Fund may not obtain any return on its investment.

The Fund may purchase certain high yield, fixed-income securities at a discount to par value. These securities, when held to maturity or retired, may include an element of capital gain. The Fund does not generally intend to hold securities solely for the purpose of achieving capital gain, but will generally hold them as long as expected returns on the securities remain attractive. The Fund may realize a capital loss when a security is purchased at a premium (that is, in excess of its stated or par value) and is held to maturity, or is called or redeemed at a price lower than its purchase price. The Fund may also realize a capital gain or loss upon the sale of securities, whether purchased at par, a discount, or a premium.

PAY-IN-KIND SECURITIES. Pay-in-kind securities pay interest by issuing more securities. The Fund is deemed to receive interest over the life of these securities and is treated as if the interest were paid on a current basis for federal income tax purposes, although the Fund does not receive any cash interest payments until maturity or a specified date when the securities begin paying current interest. Accordingly, during times when the Fund does not receive any cash interest payments on its pay-in-kind securities, it may have to sell portfolio securities to meet distribution requirements. The Fund is not limited in the amount of its assets that may be invested in pay-in-kind securities.


RATINGS. The Fund may buy both rated and unrated debt securities. Independent rating organizations rate debt securities based upon their assessment of the financial soundness of the issuer. Generally, a lower rating indicates higher risk. The Fund may buy debt securities regardless of their rating and up to 100% of the portfolio may be invested in non-investment grade securities (rated lower than BBB by S& P or Baa by Moody's ). Please see "Description of Ratings" for details.


Ratings assigned by the rating agencies are based largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of the rating. Credit quality in the high yield debt market, however, can change suddenly and unexpectedly, and credit ratings may not reflect the issuer's current financial condition. For these reasons, the manager does not rely principally on the ratings assigned by rating agencies, but performs its own independent investment analysis of securities being considered for the Fund's portfolio. In its analysis, the manager considers a variety of factors, including:

?  the experience and managerial strength of the issuer;

?  responsiveness to changes in interest rates and business conditions;

?  debt maturity schedules and borrowing requirements;

? the issuer's changing financial condition and market recognition of the change; and

? relative values based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, and earnings prospects.

ZERO-COUPON SECURITIES. Zero-coupon or deferred interest securities are debt obligations that make no periodic interest payments before maturity or a specified date when the securities begin paying current interest (the cash payment date), and therefore are generally issued and traded at a discount from their face amount or par value. The discount varies depending on the time remaining until maturity or the cash payment date, as well as prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity or cash payment date approaches.


The value of zero-coupon securities is generally more volatile than the value of other fixed-income securities that pay interest periodically. If the issuer defaults, the Fund may lose its entire investment, which will affect the Fund's share price. Zero-coupon securities are also likely to respond to changes in interest rates to a greater degree than other fixed-income securities having similar maturities and credit quality. For federal tax purposes, holders of these bonds, such as the Fund, are deemed to receive interest over the life of the bonds and are taxed as if interest were paid on a current basis although the holder does not receive cash interest payments until the bonds mature. Accordingly, during times when the Fund does not receive any cash interest payments on its zero-coupon or deferred interest securities, it may have to sell portfolio securities to meet distribution requirements. The Fund is not limited in the amount of its assets that may be invested in these types of securities.


EQUITY SECURITIES represent a proportionate share of the ownership of a company; their value is based on the success of the company's business and the value of its assets, as well as general market conditions. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have different voting rights as well. Equity securities may also include convertible securities, warrants or rights. Warrants or rights give the holder the right to buy a common stock at a given time for a specified price. The Fund's equity investments generally will be convertible securities and dividend-paying common or preferred stocks.

FOREIGN SECURITIES Investing in foreign securities typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to pursue legal remedies with respect to its foreign investments.

You should consider carefully the substantial risks involved in securities of companies of foreign nations, which are in addition to the usual risks inherent in domestic investments. The Fund may invest in securities of issuers in any foreign country, developed or developing, and may buy foreign securities that are traded in the U.S. or securities of U.S. issuers that are denominated in a foreign currency.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Foreign companies are not generally subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value. Foreign markets have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S.

DEVELOPING COUNTRIES. Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include: (i) less social, political, and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.

In addition, many countries in which the Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments position.

FOREIGN CURRENCY. The Fund's management endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies that would prevent the Fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization, or confiscatory taxation, withholding, and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments that could affect investments in securities of issuers in foreign nations.

The Fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations, and by indigenous economic and political developments. Some countries in which the Fund may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded.

Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Fund's portfolio securities are denominated may have a detrimental impact on the Fund. Through the Fund's flexible policy, management endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, it places the Fund's investments.

The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

FORWARD CURRENCY EXCHANGE CONTRACTS. The Fund may enter into forward currency exchange contracts (forward contracts) to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies or to enhance income. A forward contract is an obligation to buy or sell a specific currency for an agreed price at a future date which is individually negotiated and is privately traded by currency traders and their customers. The Fund will either cover its position in such a transaction or maintain, in a segregated account with its custodian bank, cash or high-grade marketable securities having an aggregate value equal to the amount of any such commitment until payment is made.


ILLIQUID SECURITIES Generally, an illiquid security is any security that cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued it. Illiquid securities (including illiquid equity securities, securities with legal or contractual restrictions on resale, repurchase agreements of more than seven days durations, and other securities that are not readily marketable) may not constitute more than 10% of the value of the Fund's net assets. The Fund's board of trustees has authorized the Fund to invest in legally restricted securities (such as those issued pursuant to an exemption from the registration requirements of the federal securities laws). To the extent the manager determines there is a liquid institutional or other market for these securities, the Fund considers them to be liquid securities. Examples of these securities are restricted securities that may be freely transferred among qualified institutional buyers under Rule 144A of the 1933 Act, and for which a liquid institutional market has developed. The Fund's board of trustees will review any determination by the manager to treat a restricted security as a liquid security on an ongoing basis, including the manager's assessment of current trading activity and the availability of reliable price information. In determining whether a restricted security is properly considered a liquid security, the manager and the Fund's board of trustees will take into account the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to buy or sell the security and the number of other potential buyers; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). To the extent the Fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the Fund may increase if qualified institutional buyers become uninterested in buying these securities or the market for these securities contracts.


INTEREST RATE SWAPS The Fund may participate in interest rate swaps. An interest rate swap is the transfer between two counterparties of interest rate obligations. One obligation has an interest rate fixed to maturity while the other has an interest rate that changes with changes in a designated benchmark, such as the London Interbank Offered Rate (LIBOR), prime, commercial paper, or other benchmarks. The obligations to make repayment of principal on the underlying securities are not transferred. These transactions generally require the participation of an intermediary, frequently a bank. The entity holding the fixed rate obligation will transfer the obligation to the intermediary, and the entity will then be obligated to pay to the intermediary a floating rate of interest, generally including a fractional percentage as a commission for the intermediary. The intermediary also makes arrangements with a second entity that has a floating-rate obligation that substantially mirrors the obligation desired by the first entity. In return for assuming a fixed obligation, the second entity will pay the intermediary all sums that the intermediary pays on behalf of the first entity, plus an arrangement fee and other agreed upon fees.

The Fund intends to participate in interest rate swaps with regard to obligations held in the Fund's portfolio. To the extent, however, the Fund does not own the underlying obligation, the Fund will maintain, in a segregated account with its custodian bank, cash or liquid debt securities with an aggregate value equal to the amount of the Fund's outstanding swap obligation.

Interest rate swaps permit the party seeking a floating rate obligation the opportunity to acquire the obligation at a lower rate than is directly available in the credit market, while permitting the party desiring a fixed rate obligation the opportunity to acquire a fixed rate obligation, also frequently at a price lower than is available in the capital markets. The success of the transaction depends in large part on the availability of fixed rate obligations at a low enough coupon rate to cover the cost involved.



LOANS OF PORTFOLIO SECURITIES To generate additional income, the Fund may lend certain of its portfolio securities to qualified banks and broker-dealers. These loans may not exceed 10% of the value of the Fund's total assets, measured at the time of the most recent loan. For each loan, the borrower must maintain with the Fund's custodian collateral (consisting of any combination of cash, securities issued by the U.S. government and its agencies and instrumentalities, or irrevocable letters of credit) with a value at least equal to 100% of the current market value of the loaned securities. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The Fund also continues to receive any distributions paid on the loaned securities. The Fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved.

Where voting rights with respect to the loaned securities pass with the lending of the securities, the manager intends to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the manager has knowledge that, in its opinion, a material event affecting the loaned securities will occur or the manager otherwise believes it necessary to vote. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower. The Fund will loan its securities only to parties who meet creditworthiness standards approved by the Fund's board of trustees, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the loan.

OPTIONS ON SECURITIES Although it does not currently anticipate that it will do so, the Fund may write covered call options that are listed for trading on a national securities exchange. This means that the Fund will only write options on securities that the Fund actually owns. A call option gives the buyer the right to buy the security on which the option is written for a specified period of time at a price agreed to at the time the option is sold, even though that price may be less than the value of the security at the time the option is exercised. When the Fund sells covered call options, the Fund receives a cash premium which can be used in whatever way the Fund deems to be most beneficial. In writing covered call options, the Fund is subject to the risk that in the event of a price increase on the underlying security which would likely trigger the exercise of the call option, the Fund will not participate in the increase in price beyond the exercise price. If the Fund determines that it does not wish to deliver the underlying securities from its portfolio, it may have to enter into a "closing purchase transaction" and pay a premium which may be higher or lower than the premium it received for writing the option. There is no assurance that a closing purchase transaction will be available in every instance.

REPURCHASE AGREEMENTS The Fund generally will have a portion of its assets in cash or cash equivalents for a variety of reasons, including to satisfy redemption requests from shareholders, waiting for a suitable investment opportunity or taking a defensive position. To earn income on this portion of its assets, the Fund may enter into repurchase agreements. Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the Fund's custodian securities with an initial market value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement. The manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the Fund's ability to sell the underlying securities. The Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

RESTRICTED SECURITIES A restricted security is one that has been purchased through a private offering and cannot be sold without prior registration under the 1933 Act, unless the sale is pursuant to an exemption under the 1933 Act. In recent years, the Fund's portfolio has included several issues of restricted securities.

Notwithstanding the restriction on the sale of restricted securities, a secondary market exists for many of these securities. As with other securities in the Fund's portfolio, if there are readily available market quotations for a restricted security, it will be valued, for purposes of determining the Fund's net asset value per share, within the range of the bid and ask prices. If no quotations are available, the security will be valued at fair value in accordance with procedures adopted by the board. The Fund may receive commitment fees when it buys restricted securities. For example, the transaction may involve an individually negotiated purchase of short-term increasing rate notes. Maturities for this type of security typically range from one to five years. These notes are usually issued as temporary or "bridge" financing to be replaced ultimately with permanent financing for the project or transaction which the issuer seeks to finance. Typically, at the time of commitment, the Fund receives the security and sometimes a cash commitment fee. Because the transaction could possibly involve a delay between the time the Fund commits to buy the security and the Fund's payment for and receipt of that security, the Fund will maintain, in a segregated account with its custodian bank, cash or high-grade marketable securities with an aggregate value equal to the amount of its commitments until payment is made. The Fund will not buy restricted securities to generate ~commitment fees, although the receipt of fees will help the Fund achieve its principal objective of earning a high level of current income.

The Fund may receive consent fees in a variety of situations. For example, the Fund may receive consent fees if an issuer seeks to "call" a bond it has issued which does not contain a provision permitting the issuer to call the bond, or if the Fund's consent is required to facilitate a merger or other business combination transaction. Consent fees are received only occasionally, are privately negotiated, and may be in any amount. As is the case with commitment fees, the Fund will not buy securities with a view to generating consent fees, although the receipt of such fees is consistent with the Fund's principal investment objective.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets or the securities in which the Fund normally invests, or the economies of the countries where the Fund invests.

Temporary defensive investments generally may include short-term debt and money market instruments, including U.S. government securities, money market fund shares, high-grade commercial paper, repurchase agreements and other money market equivalents. To the extent allowed by exemptions granted under the Investment Company Act of 1940, as amended, and the Fund's other investment policies and restrictions, the manager also may invest the Fund's assets in shares of one or more money market funds managed by the manager or its affiliates. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

TIMING OF THE FUND'S TRANSACTIONS Normally, the Fund will buy securities with the intention of holding them for the long term. It may on occasion, however, buy securities with the expectation of selling them within a short period of time. The Fund may make changes in particular portfolio holdings whenever it determines that a security is no longer suitable for the Fund's portfolio or that another security appears to offer a relatively greater opportunity, and will make such changes without regard to the length of time a security has been held.

TRADE CLAIMS The Fund may invest a portion of its assets in trade claims purchased from creditors of companies in financial difficulty. For purchasers such as the Fund, trade claims offer the potential for profits since they are often purchased at a significantly discounted value and, consequently, may generate capital appreciation in the event that the value of the claim increases as the debtor's financial position improves. If the debtor is able to pay the full obligation on the face of the claim as a result of a restructuring or an improvement in the debtor's financial condition, trade claims offer the potential for ~higher income due to the difference in the face value of the claim as compared to the discounted purchase price.

An investment in trade claims is speculative and carries a high degree of risk. There can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. Trade claims are not regulated by federal securities laws or the Securities and Exchange Commission. Currently, trade claims are regulated primarily by bankruptcy laws. Because trade claims are unsecured, holders of trade claims may have a lower priority in terms of payment than most other creditors in a bankruptcy proceeding. Because of the nature and risk of trade claims, the Fund will limit its investment in these instruments to 5% of its net assets at the time of purchase.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS The Fund may buy debt securities on a "when-issued" or "delayed delivery" basis. These transactions are arrangements under which the Fund buys securities with payment and delivery scheduled for a future time. Purchases of debt securities on a when-issued or delayed delivery basis are subject to market fluctuation and to the risk that the value or yields at delivery may be more or less than the purchase price or the yields available when the transaction was entered into. Although the Fund will generally buy debt securities on a when-issued basis with the intention of acquiring such securities, it may sell them before the settlement date if it deems the sale to be advisable. The Fund will not enter into these transactions for investment leverage. When the Fund is the buyer in such a transaction, it will maintain, in a segregated account with its custodian bank, cash or high-grade marketable securities having an aggregate value equal to the amount of its purchase commitments until payment is made.

In when-issued and delayed delivery transactions, the Fund relies on the seller to complete the transaction. The other party's failure may cause the Fund to miss a price or yield considered advantageous. Securities purchased on a when-issued or delayed delivery basis do not generally earn interest until their scheduled delivery date. The Fund is not subject to any percentage limit on the amount of its assets which may be invested in when-issued debt securities.

OFFICERS AND TRUSTEES
-------------------------------------------------------------------------------

Franklin High Income Trust has a board of trustees. Each trustee will serve until that person's successor is elected and qualified. The board is responsible for the overall management of the Trust, including general supervision and review of the Fund's investment activities. The board, in turn, elects the officers of the Trust who are responsible for administering the Trust's day-to-day operations. The board also monitors the Fund to ensure that no material conflicts exist among share classes. While none are expected, the board will act appropriately to resolve any material conflict that may arise.

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton fund complex are shown below.


INDEPENDENT BOARD MEMBERS
-------------------------


                                   NUMBER OF
                                  PORTFOLIOS
                                IN FUND COMPLEX
                         LENGTH   OVERSEEN BY    OTHER
  NAME, AGE              OF TIME     BOARD    DIRECTORSHIPS
 AND ADDRESS   POSITION  SERVED      MEMBER*     HELD
--------------------------------------------------------------------

Frank H.      Trustee      Since     111       None
Abbott, III                1982
(83)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President and Director, Abbott Corporation (an investment
company).
-----------------------------------------------------------------

Robert F.     Trustee      Since     49        None
Carlson (76)               1982
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Member and past President, Board of Administration, California Public Employees Retirement Systems (CALPERS); and FORMERLY, member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of California; and Chief Counsel, California Department of Transportation.
-----------------------------------------------------------------

S. Joseph     Trustee      Since     141       None
Fortunato                  1992
(72)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney,
Hardin, Kipp & Szuch.
-----------------------------------------------------------------

Frank W.T.    Trustee      Since     113       Director, The
LaHaye (75)                1998                California
One Franklin                                   Center for Land
Parkway                                        Recycling
San Mateo,                                     (redevelopment).
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and
formerly, Chairman, Peregrine Venture Management Company
(venture capital).
-----------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS
-------------------------------------

                                    NUMBER OF
                                  PORTFOLIOS
                                IN FUND COMPLEX
                         LENGTH   OVERSEEN BY   OTHER
  NAME, AGE              OF TIME     BOARD    DIRECTORSHIPS
 AND ADDRESS   POSITION  SERVED     MEMBER*     HELD
-----------------------------------------------------------------

**Harmon E.   Trustee and  Trustee   36        None
Burns (59)    Vice         since
One Franklin  President    1993 and
Parkway                    Vice
San Mateo,                 President
CA 94403-1906              since
                           1986

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President,
Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in
Franklin Templeton Investments.
-----------------------------------------------------------------

**Rupert H.   Trustee,     Trustee   123       None
Johnson, Jr.  President    since
(64)          and Chief    1978,
One Franklin  Executive    President
Parkway       Officer -    since
San Mateo,    Investment   1989,
CA 94403-1906 Management   and
                           Chief
                           Executive
                           Officer
                           - Investment
                           Management
                           since
                           2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------

James M.      Chief        Since     Not       None
Davis         Compliance   July      Applicable
(52)          Officer      2004
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 51 of the investment companies in Franklin Templeton Investments; Director, Global Compliance, Franklin Resources, Inc., and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
-----------------------------------------------------------------

Laura         Treasurer    Since     Not       None
Fergerson                  July 2004 Applicable
(42)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 34 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).
-----------------------------------------------------------------

Martin L.     Vice         Since     Not       None
Flanagan (44) President    1995      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer,
Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor
Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------

Jimmy D.      Senior Vice   Since     Not Applicable  None
Gambill (57)  President     2002
500 East      and Chief
Broward       Executive
Blvd.         Officer-Finance
Suite 2100    and
Fort          Administration
Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: President, Franklin
Templeton Services, LLC; Senior Vice President, Templeton
Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------

David P.      Vice         Since     Not       None
Goss (57)     President    2000      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources, Inc.; officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Director, Property Resources Equity Trust (until
1999) and Franklin Select Realty Trust (until 2000).
-----------------------------------------------------------------

Barbara J.    Vice         Since     Not       None
Green (56)    President    2000      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, Inc., Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel,
LLC, and Templeton/Franklin Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 51 of the investment companies in
Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and
Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and
Exchange Commission (1986-1995); Attorney, Rogers & Wells
(until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
-----------------------------------------------------------------

Michael O.    Vice         Since     Not        Director, FTI
Magdol (67)   President -  2002      Applicable Banque, Arch
600 Fifth     AML                               Chemicals, Inc.
Avenue        Compliance                        and Lingnan
Rockefeller                                     Foundation.
Center
New York, NY
10020-2302

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 48 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------

Murray L.     Vice         Since     Not       None
Simpson (67)  President    2000      Applicable
One Franklin  and
Parkway       Secretary
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin
Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of
51 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director, Templeton Asset Management Ltd. (until 1999).
-----------------------------------------------------------------

Galen G.      Chief        Since     Not       None
Vetter (53)   Financial    May 2004  Applicable
500 East      Officer
Broward
Blvd.
Suite 2100
Fort
Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 51 of the investment companies in Franklin Templeton
Investments; Senior Vice President, Franklin Templeton
Services, LLC; and FORMERLY, Managing Director RSM McGladrey,
Inc.; and Partner, McGladrey & Pullen, LLP.
-----------------------------------------------------------------


*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.


** Rupert H. Johnson, Jr. is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Trust's adviser and distributor. Harmon E. Burns is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director of Resources.


The Trust pays noninterested board members $850 per month plus $810 per meeting attended. Board members who serve on the Audit Committee of the Trust and other funds in Franklin Templeton Investments receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the Trust. Members of a committee are not separately compensated for any committee meeting held on the day of a board meeting. Noninterested board members also may serve as directors or trustees of other funds in Franklin Templeton Investments and may receive fees from these funds for their services. The fees payable to noninterested board members by the Trust are subject to reductions resulting from fee caps limiting the amount of fees payable to board members who serve on other boards within Franklin Templeton Investments. The following table provides the total fees paid to noninterested board members by the Trust and by Franklin Templeton Investments.


                                                         NUMBER
                                      TOTAL FEES       OF BOARDS
                      TOTAL FEES       RECEIVED       IN FRANKLIN
                       RECEIVED     FROM FRANKLIN      TEMPLETON
                       FROM THE       TEMPLETON       INVESTMENTS
                       TRUST/1      INVESTMENTS/2      ON WHICH
   NAME                  ($)            ($)          EACH SERVES/3
-----------------------------------------------------------------------

Frank H. Abbott, III    15,694          179,599             27
Robert F. Carlson       21,110          110,110             15
S. Joseph Fortunato     13,778          369,700             47
Frank W. T. LaHaye      15,833          174,322             29

1. For the fiscal year ended May 31, 2004.
2. For the calendar year ended December 31, 2003.

3. We base the number of boards on the number of U.S. registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or portfolios within each investment company for which the board members are responsible.


Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings and are paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Fund or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. (Resources) may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.


Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.


The following tables provide the dollar range of equity securities beneficially owned by the board members of the Trust on December 31, 2003.

INDEPENDENT BOARD MEMBERS
--------------------------
                                                  AGGREGATE DOLLAR
                                                  RANGE OF EQUITY
                                                   SECURITIES IN
                                                     ALL FUNDS
                                                   OVERSEEN BY THE
                                                   BOARD MEMBER IN
                           DOLLAR RANGE OF          THE FRANKLIN
NAME OF                   EQUITY SECURITIES        TEMPLETON FUND
BOARD MEMBER                 IN THE FUND               COMPLEX
--------------------------------------------------------------------
Frank H. Abbott, III               None             Over $100,000
Robert F. Carlson             Over $100,000         Over $100,000
S. Joseph Fortunato           Over $100,000         Over $100,000
Frank W. T. LaHaye            Over $100,000         Over $100,000




INTERESTED BOARD MEMBERS
-------------------------
                                                  AGGREGATE DOLLAR
                                                  RANGE OF EQUITY
                                                   SECURITIES IN
                                                     ALL FUNDS
                                                   OVERSEEN BY THE
                                                   BOARD MEMBER IN
                           DOLLAR RANGE OF          THE FRANKLIN
NAME OF                   EQUITY SECURITIES        TEMPLETON FUND
BOARD MEMBER                 IN THE FUND               COMPLEX
--------------------------------------------------------------------
Harmon E. Burns               Over $100,000        Over $100,000
Rupert H. Johnson, Jr.        Over $100,000        Over $100,000

BOARD COMMITTEES The board maintains two standing committees: the Audit Committee and the Nominating Committee. The Audit Committee is generally responsible for recommending the selection of the Trust's independent registered public accounting firm (auditors), including evaluating their independence and meeting with such auditors to consider and review matters relating to the Trust's financial reports and internal accounting. The Audit Committee is comprised of the following Independent Trustees of the Trust:
Frank H. Abbott, III , Robert F. Carlson and Frank W. T. LaHaye. The Nominating Committee is comprised of the following Independent Trustees of the Trust: Frank H. Abbott, III, Robert F. Carlson, S. Joseph Fortunato, and Frank W. T. LaHaye.


The Trust's Nominating Committee sets trustees' fees and is responsible for the nomination of trustees to the board. When vacancies arise or elections are held, the Committee considers qualified nominees, including those recommended by shareholders who provide a written request to the board, care of the Trust's address at:

P.O. Box 997151
Sacramento, CA  95899-9983

During the fiscal year ended May 31, 2004, the Audit Committee met seven times and the Nominating Committee did not meet.

PROXY VOTING POLICIES AND PROCEDURES
-------------------------------------------------------------------------------

The board of trustees of the Trust has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's manager, Franklin Advisers, Inc. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.


To assist it in analyzing proxies, the manager subscribes to Institutional Shareholder Services (ISS), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. The manager votes proxies solely in the interests of the Fund and its shareholders. As a matter of policy, the officers, trustees, directors and employees of the Fund, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. All conflicts are resolved in the interests of the manager's clients. In situations where the manager perceives a material conflict of interest, the manager may: disclose the conflict to the Fund's board of trustees; defer to the voting recommendation of the Fund's board of trustees, ISS, Glass Lewis or those of another independent third party provider of proxy services; or take such other action in good faith (in consultation with counsel) which would protect the interests of the Fund and its shareholders.


The recommendation of management on any issue is a factor which the manager considers in determining how proxies should be voted, but is not determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.


MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.


BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.


RATIFICATION OF AUDITORS. In light of several high profile accounting scandals, the manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

MANAGEMENT & DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.


Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.


The manager will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. The manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies on-line at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954-847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are available on-line at franklintempleton.com and posted on the SEC website at WWW.SEC.GOV and reflect the twelve-month period beginning July 1, 2003, and ending June 30, 2004.


MANAGEMENT AND OTHER SERVICES
-------------------------------------------------------------------------------

MANAGER AND SERVICES PROVIDED The Fund's manager is Franklin Advisers, Inc. The manager is a wholly owned subsidiary of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for the Fund to buy, hold or sell. The manager also selects the brokers who execute the Fund's portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the Fund, the manager and its officers, directors and employees are covered by fidelity insurance.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of the Fund. Similarly, with respect to the Fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the Fund or other funds it manages. Because the manager is a subsidiary of a financial holding company (FHC) under the Gramm-Leach-Bliley Act of 1999, federal regulations applicable to FHCs may limit or restrict the Fund's ability to acquire or hold a position in a given security when it might otherwise be advantageous for the Fund to acquire or hold that security.

The Fund, its manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the Fund or that are currently held by the Fund, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Fund, its manager and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the Securities and Exchange Commission (SEC).

During the past fiscal year, the board, including a majority of noninterested or independent trustees, approved renewal of the Fund's management agreement. In reaching this decision, the board took into account information furnished throughout the year at regular board meetings, as well as information specifically furnished for a board meeting held annually to specifically consider such renewal. Information furnished throughout the year included reports on the Fund's investment performance, expenses, portfolio composition and sales and redemptions, along with related financial statements, information about the scope and quality of services provided by the manager and its affiliates, as well as periodic reports relating to compliance with the Fund's investment policies and restrictions. The information furnished annually to the board also included special reports prepared by an independent third party analyst comparing the Fund's investment performance, and expenses with those of other mutual funds deemed comparable to the Fund as selected by the independent third party analyst as well as information relating to the manager's profitability.


In considering such materials, the independent board members received assistance and advice from and met separately with independent counsel. Based upon its review of such materials and information together with such other information as it deemed relevant, the board, including a majority of independent trustees, concluded that continuance of the management agreement was appropriate and in the best interest of Fund shareholders. In reaching this decision, the board took into account a combination of factors, including the following:


o PERFORMANCE. Performance of the Fund was considered in reference to a peer group of high current yield funds as selected by the independent third party analyst. In evaluating performance, attention was given to both the short-term and long-term performance of the Fund in comparison with this peer group, in comparison to those particular indices relevant to high current yield funds, and to the Fund's compliance with its specific investment goals and investment restrictions.

o EXPENSES. In considering the reasonableness of expenses, consideration was given to the advisory fee level and breakpoints charged the Fund in relation to those within the relevant peer group of high current yield funds, as selected by the independent third party analyst. Emphasis is placed on the Fund's overall comparative expense ratio within such peer group in view of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Fund under separate agreements with the manager and its affiliates, and the manager's management of custodian relationships.

o QUALITY OF SERVICES. In considering the scope and quality of investment management services, consideration was given to the manager's continuing need to attract and retain qualified investment management staff, the portfolio research and management process, and the record of compliance with Fund investment policies and restrictions, as well as the code of ethics which governs personal securities trading by Fund management. Consideration was also given to the scope and quality of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Fund under separate agreements with the manager and its affiliates. In performing this evaluation, the board considers factors such as the level of expenditures in and improvements and enhancements of services provided, as well as data and reports evidencing or measuring the various levels of services provided. In addition to third party data and reports, the trustees, all of whom have significant investments in one or more of the Franklin Templeton family of funds, check on and informally report from time to time on the level of service personally experienced by them as shareholders. The board also considered the benefit to Fund shareholders of investing in a fund that is part of a large family of funds offering a variety of investment choices and shareholder services.

o MANAGER'S PROFITABILITY. The trustees considered the manager's level of profitability in providing management and other services to the Franklin Templeton funds, including the Fund. In doing so, the trustees considered materials and reports prepared annually by the manager that address profitability from its overall U.S. fund business, as well as from services provided to the individual funds, including the Fund. The board reviews and discusses in detail the basis on which such reports are prepared and reviews the reasonableness of the cost allocation methodology utilized by the Fund's independent auditors. The board also considers the extent to which the manager may potentially achieve economies of scale and possibly derive other ancillary benefits from Fund operations, including the allocation of Fund brokerage and the use of "soft" commission dollars to pay for research and other similar services. The trustees also considered the manager's profitability in comparison with available industry data.

MANAGEMENT FEES  The Fund pays the manager a fee equal to a monthly rate of:

o  5/96 of 1% of the value of net assets up to and including $100 million;
o 1/24 of 1% of the value of net assets over $100 million and not over $250 million; and
o  9/240 of 1% of the value of net assets in excess of $250 million.

The fee is computed at the close of business on the last business day of each month according to the terms of the management agreement. Each class of the Fund's shares pays its proportionate share of the fee.

For the last three fiscal years ended May 31, the Fund paid the following management fees:


               MANAGEMENT FEES PAID ($)
-------------------------------------------
2004                 13,201,5721
2003                 10,477,5521
2002                  11,852,697

1.For the fiscal years ended 2004 and 2003, management fees, before any reduction, totaled $13,452,819 and $10,764,419 respectively. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid the management fees shown.


ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, LLC (FT Services) has an agreement with the manager to provide certain administrative services and facilities for the Fund. FT Services is an indirect, wholly owned subsidiary of Resources and is an affiliate of the Fund's manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES The manager pays FT Services a monthly fee equal to an annual rate of:

 o 0.15% of the Fund's average daily net assets up to $200 million;
 o 0.135% of average daily net assets over $200 million up to $700 million;
 o 0.10% of average daily net assets over $700 million up to $1.2 billion;
   and
 o 0.075% of average daily net assets over $1.2 billion.

During the last three fiscal years ended May 31, the manager paid FT Services the following administration fees:


             ADMINISTRATION FEES PAID ($)
 ------------------------------------------
 2004                 2,767,394
 2003                 2,320,308
 2002                 2,514,113


SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin Templeton Investor Services, LLC (Investor Services) is the Fund's shareholder servicing agent and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is located at 3344 Quality Drive, P.O. Box 2258, Rancho Cordova, CA 95741-2258. Please send all correspondence to Investor Services at P.O. Box 997151, Sacramento, CA 95899-9983.


Investor Services receives a fee for servicing Fund shareholder accounts. The Fund also will reimburse Investor Services for certain out-of-pocket expenses necessarily incurred in servicing the shareholder accounts in accordance with the terms of its servicing contract with the Fund.


Investor Services may also pay servicing fees, that will be reimbursed by the Fund, in varying amounts to certain financial institutions (primarily to help offset their costs associated with client account maintenance support, statement preparation and transaction processing) that (i) maintain omnibus accounts with the Fund in the institution's name on behalf of numerous beneficial owners of Fund shares who are either direct clients of the institution or are participants in an Employer Sponsored Retirement Plan for which the institution, or its affiliate, provides participant level record keeping services (called "Beneficial Owners"); or (ii) provide support for Fund shareholder accounts by sharing account data with Investor Services through the National Securities Clearing Corporation (NSCC) networking system. In addition to servicing fees received from the Fund, these financial institutions also may charge a fee for their services directly to their clients. Investor Services will also receive a fee from the Fund for services provided in support of Beneficial Owners and NSCC networking system accounts.


CUSTODIAN Bank of New York, Mutual Funds Division, 100 Church Street, New York, NY 10286, acts as custodian of the Fund's securities and other assets.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, CA 94105, is the Fund's independent auditor. The Independent Registered Public Accounting Firm audits the financial statements included in the Trust's Annual Report to Shareholders.


PORTFOLIO TRANSACTIONS
-------------------------------------------------------------------------------

The manager selects brokers and dealers to execute the Fund's portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the board may give.


When placing a portfolio transaction, the trading department of the manager seeks to obtain "best execution" -- the best combination of high quality transaction execution services, taking into account the services and products to be provided by the broker or dealer, and low relative commission rates with the view of maximizing value for the Fund and its other clients. For most transactions in equity securities, the amount of commission paid is negotiated between the manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons within the trading department of the manager responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors. The manager may also place orders to buy and sell equity securities on a principal rather than agency basis if the manager believes that trading on a principal basis will provide best execution. Orders for fixed income securities are ordinarily placed with market makers on a net basis, without any brokerage commissions. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The manager may cause the Fund to pay certain brokers commissions that are higher than those another broker may charge, if the manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the manager's overall responsibilities to client accounts over which it exercises investment discretion. The brokerage commissions that are used to acquire services other than brokerage are known as "soft dollars." Research provided can be either proprietary (created and provided by the broker-dealer, including tangible research products as well as access to analysts and traders) or third-party (created by a third party but provided by the broker-dealer). To the extent permitted by applicable law, the manager may use soft dollars to acquire both proprietary and third party research.

The research services that brokers may provide to the manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the Fund. They must, however, be of value to the manager in carrying out its overall responsibilities to its clients.

It is not possible to place an accurate dollar value on the special execution or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs from many securities firms. The receipt of these products and services do not reduce the manager's research activities in providing investment advice to the Fund.

As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients.


Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the National Association of Securities Dealers, Inc., it may sometimes receive certain fees when the Fund tenders portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.


If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the accounts and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Fund.


During the last three fiscal years ended May 31, the Fund paid the following brokerage commissions:


                BROKERAGE COMMISSIONS ($)
 ------------------------------------------
 2004                  174,5771
 2003                    41,879
 2002                    21,869

1. For the fiscal year ended 2004, the increase in reported brokerage commissions, as compared to the previous two fiscal years, was primarily due to an increase in equity purchases.

For the fiscal year ended May 31, 2004, the Fund paid brokerage commissions of $138,847 from aggregate portfolio transactions of $92,341,206 to brokers who provided research services.

As of May 31, 2004, the Fund did not own securities of its regular broker-dealers.


DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------------------



MULTICLASS DISTRIBUTIONS The Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes.

DISTRIBUTIONS OF NET INVESTMENT INCOME The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any income dividends (other than qualified dividends) the Fund pays are taxable to you as ordinary income. A portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates.


DISTRIBUTIONS OF CAPITAL GAINS The Fund may realize capital gains and losses on the sale of its portfolio securities.

Distributions of short-term capital gains are taxable to you as ordinary income. Distributions of long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Fund. Any net capital gains realized by the Fund generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

Capital gain dividends and any net long-term capital gains you realize from the sale of Fund shares are subject to a maximum rate of tax of 15% for individuals (5% for individuals in the 10% and 15% federal income tax brackets). For individuals in the 10% and 15% tax brackets, the rate for net long-term capital gains realized in calendar year 2008 is further reduced from 5% to 0%.


INVESTMENTS IN FOREIGN SECURITIES The next three paragraphs describe tax considerations that are applicable to the Fund's investments in foreign securities.

EFFECT OF FOREIGN WITHHOLDING TAXES. The Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's income dividends paid to you.

EFFECT OF FOREIGN DEBT INVESTMENTS AND HEDGING ON DISTRIBUTIONS. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund's ordinary income otherwise available for distribution to you. THIS TREATMENT COULD INCREASE OR DECREASE THE FUND'S ORDINARY INCOME DISTRIBUTIONS TO YOU, AND MAY CAUSE SOME OR ALL OF THE FUND'S PREVIOUSLY DISTRIBUTED INCOME TO BE CLASSIFIED AS A RETURN OF CAPITAL. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.

PFIC SECURITIES. The Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). When investing in PFIC securities, the Fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold the securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will NOT qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Fund.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS The Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividends or capital gains, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Distributions declared in December but paid in January are taxable to you as if paid in December.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (Code). It has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as dividend income to the extent of the Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

o   98% of its taxable ordinary income earned during the calendar year;
o 98% of its capital gain net income earned during the twelve month period ending October 31; and
o 100% of any undistributed amounts of these categories of income or gain from the prior year.

The Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

SALES OF FUND SHARES Sales and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, or exchange them for shares of a different Franklin Templeton fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares.

SALES AT A LOSS WITHIN SIX MONTHS OF PURCHASE. Any loss incurred on the sale or exchange of Fund shares owned for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

WASH SALES. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.


BACKUP WITHHOLDING By law, the Fund must withhold a portion of your taxable distributions and sales proceeds unless you:

o provide your correct social security or taxpayer identification number,
o   certify that this number is correct,
o   certify that you are not subject to backup withholding, and
o   certify that you are a U.S. person (including a U.S. resident alien).

The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.


U.S. GOVERNMENT SECURITIES The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to mutual fund dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae and Fannie Mae securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.


QUALIFIED DIVIDENDS For individual shareholders, a portion of the dividends paid by the Fund may be qualified dividend income eligible for taxation at the 15% long-term capital gain rate (5% for individuals in the 10% and 15% federal rate brackets).

In general, income dividends from dividends received by the Fund from domestic corporations and qualified foreign corporations will be permitted this favored federal tax treatment. Income dividends from interest earned by the Fund on debt securities and dividends received from unqualified foreign corporations will continue to be taxed at the higher ordinary income tax rates.

After the close of its fiscal year, the Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. Because the Fund's principal investment goal is to earn a high level of current income, and it currently has a substantial percentage of its investment assets in debt securities, it is anticipated that this percentage of qualified dividend income will be quite small or none.

SUNSETTING OF PROVISIONS. The special provisions dealing with qualified dividend income and the reduced rate of taxation of long-term capital gains were adopted as part of the 2003 Tax Act, and are scheduled to sunset on December 31, 2008, unless extended or made permanent before that date. If these rules do sunset, the prior rates of taxation of DIVIDENDS (as ordinary income) under the 2001 Tax Act will again apply for 2009 and 2010, and will then sunset and be replaced (unless these provisions are extended or made permanent) with income tax rates and provisions in effect prior to the effective date of the 2001 Tax Act. If the 2003 Tax Act changes do sunset in 2008, the rules on taxation of CAPITAL GAINS that were in effect prior to the 2003 Tax Act, including provisions for the taxation of five-year gains, will again be effective for 2009 and later years.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the dividends-received deduction. This deduction generally is available to corporations for dividends paid by a fund out of income earned on its investments in domestic corporations. Because the income of the Fund primarily is derived from investments earning interest rather than dividend income, generally none or only a small percentage of its income dividends will be eligible for the corporate dividends-received deduction.


INVESTMENT IN COMPLEX SECURITIES The Fund may invest in complex securities that could require it to adjust the amount, timing and/or tax character (ordinary or capital) of gains and losses it recognizes on these investments. This, in turn, could affect the amount, timing and/or tax character of income distributed to you. For example,

DERIVATIVES. The Fund is permitted to invest in certain options, forwards or foreign currency contracts. If it makes these investments, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, the Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income) and December 31 (for taxable ordinary income), and to realize and distribute any resulting income and gains.


CONSTRUCTIVE SALES AND SECURITIES LENDING TRANSACTIONS. The Fund's entry into an option or other contract could be treated as the "constructive sale" of an "appreciated financial position," causing it to realize gain, but not loss, on the position. Additionally, the Fund's entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income. This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income.


TAX STRADDLES. The Fund's investment in options, forwards, or foreign currency contracts in connection with certain hedging transactions could cause it to hold offsetting positions in securities. If the Fund's risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax "straddle" or to hold a "successor position" that would require any loss realized by it to be deferred for tax purposes.


STRUCTURED INVESTMENTS. The Fund also is permitted to invest in entities organized to restructure the investment characteristics of particular groups of securities. For example, the Fund is permitted to invest in interest rate swaps that are designed to give the holder an exchange of a fixed rate of interest for a floating rate of interest, or vice versa. The Fund also could invest in a security that is backed by an interest in an underlying group of securities, or is accompanied by a put or other feature that adjusts the burdens and benefits of ownership of the security. By investing in these securities, the Fund could be subject to tax consequences that differ from those of an investment in traditional debt or equity securities.


SECURITIES PURCHASED AT DISCOUNT. The Fund is permitted to invest in securities issued or purchased at a discount, such as zero coupon, step-up or payment-in-kind (PIK) bonds, that could require it to accrue and distribute income not yet received. If it invests in these securities, the Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.

EACH OF THESE INVESTMENTS BY THE FUND IN COMPLEX SECURITIES IS SUBJECT TO SPECIAL TAX RULES THAT COULD AFFECT THE AMOUNT, TIMING AND/OR TAX CHARACTER OF INCOME REALIZED BY THE FUND AND DISTRIBUTED TO YOU.

ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
-------------------------------------------------------------------------------

The Fund is a diversified series of Franklin High Income Trust (Trust), an open-end management investment company, commonly called a mutual fund. It was incorporated in Colorado in January 1968 under the sponsorship of the Assembly of Governmental Employees, reorganized as a Delaware statutory trust (a form of entity formerly known as a business trust) on October 1, 1996, and is registered with the SEC.

The Fund currently offers five classes of shares, Class A, Class B, Class C, Class R and Advisor Class. The Fund may offer additional classes of shares in the future. The full title of each class is:

o  AGE High Income Fund - Class A
o  AGE High Income Fund - Class B
o  AGE High Income Fund - Class C
o  AGE High Income Fund - Class R
o  AGE High Income Fund - Advisor Class

Shares of each class represent proportionate interests in the Fund's assets. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law.

The Trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.

As of September 1, 2004, the principal shareholders of the Fund, beneficial or of record, were:


NAME AND ADDRESS                SHARE CLASS   PERCENTAGE (%)
---------------------------------------------------------------
FTB&T TTEE for Defined               R           12.46
Contribution SVCS
BROPFS Corporation
PS PLN
P.O. Box 2438
Rancho Cordova, CA 95741-2438


From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

As of September 1, 2004, the officers and board members, as a group, owned of record and beneficially 0.38% of the outstanding shares of Franklin's AGE High Income Fund Advisor Class and less than 1% of the other classes. The board members may own shares in other funds in Franklin Templeton
Investments.

BUYING AND SELLING SHARES
-------------------------------------------------------------------------------


The Fund continuously offers its shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the Fund may be required by state law to register as securities dealers. If you buy or sell shares through your securities dealer, you may be charged a transaction processing fee by your securities dealer. Your securities dealer will provide you with specific information about any transaction processing fees you will be charged.


For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.


If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

DEALER COMPENSATION Distributors and/or its affiliates may make the following additional payments out of its own assets to securities dealers that sell shares of Franklin Templeton funds:

MARKETING SUPPORT PAYMENTS. Distributors may make payments to certain dealers who are holders or dealers of record for accounts in one or more of the Franklin Templeton funds. A dealer's marketing support services may include business planning assistance, advertising, educating dealer personnel about the Franklin Templeton funds and shareholder financial planning needs, placement on the dealer's list of offered funds, and access to sales meetings, sales representatives and management representatives of the dealer. Distributors compensates dealers differently depending upon, among other factors, sales and assets levels, redemption rates and the level and/or type of marketing and educational activities provided by the dealer.

Except as described below, in the case of any one dealer, marketing support payments will not exceed the sum of 0.10% of that dealer's current year's total sales of Franklin Templeton mutual funds, and 0.05% or 0.03% of the average net assets, respectively, of equity or fixed income funds attributable to that dealer, on an annual basis.

TRANSACTION SUPPORT PAYMENTS. The types of payments that Distributors may make under this category include, among others, payment of ticket charges of up to $20 per purchase or exchange order placed by a dealer or one time payments for ancillary services such as setting up funds on a dealer's mutual fund trading system.

OTHER PAYMENTS. From time to time, Distributors, at its expense, may provide additional compensation to dealers which sell or arrange for the sale of shares of the Fund. Such compensation may include financial assistance to dealers that enable Distributors to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. These payments may vary depending upon the nature of the event.


Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.


Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD. Distributors makes payments for events it deems appropriate, subject to Distributors guidelines and applicable law.

You can ask your dealer for information about any payments it receives from Distributors and any services provided.


EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the Fund and exchanged into the new fund at net asset value when paid. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment goals exist immediately. This money will then be withdrawn from the short-term, interest-bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Fund nor its affiliates will be liable for any loss caused by your failure to cash such checks. The Fund is not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Fund is not bound to meet any redemption request in less than the seven-day period prescribed by law. Neither the Fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with the Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date. These sub-accounts may be registered either by name or number. The Fund's investment minimums apply to each sub-account. The Fund will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the Fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.


For institutional accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus. Institutional accounts include accounts opened by or in the name of a person (includes a legal entity or an individual) that has signed an Institutional Account Application accepted by Franklin Templeton Institutional, LLC or entered into a selling agreement and/or servicing agreement with Distributors or Investor Services. For example, the Fund permits the owner of an institutional account to make a same day wire purchase if a good order purchase request is received (a) before the close of the New York Stock Exchange (NYSE) or (b) through the National Securities Clearing Corporation's automated system for processing purchase orders (Fund/SERV), even though funds are delivered by wire after the close of the NYSE. If funds to be wired are not received as scheduled, the purchase order may be cancelled or reversed and the institutional account owner could be liable for any losses or fees the Fund, Distributors and/or Investor Services may incur.

In the event of disputes involving conflicting claims of ownership or authority to control your shares, the Fund has the right (but has no obligation) to:(i) restrict the shares and require the written agreement of all persons deemed by the Fund to have a potential interest in the shares before executing instructions regarding the shares; or (ii) interplead disputed shares or the proceeds from the court-ordered sale thereof with a court of competent jurisdiction.

Should the Fund be required to defend against joint or multiple shareholders in any action relating to an ownership dispute, you expressly grant the Fund the right to obtain reimbursement for costs and expenses including, but not limited to, attorneys' fees and court costs, by unilaterally redeeming shares from your account.

The Fund may be required (i) pursuant to a validly issued levy, to turn your shares over to a levying officer who may, in turn, sell your shares at a public sale; or (ii) pursuant to a final order of forfeiture to sell your shares and remit the proceeds to the U.S. or state government as directed.

Clients of financial advisors whose firms have a Selling Agreement with Franklin Templeton Distributors, Inc., and who qualify as top producers may be eligible for the Valued Investor Program which offers enhanced service and transaction capabilities. Please contact Shareholder Services at 1-800/632-2301 for additional information on this program.


PRICING SHARES
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When you buy and sell shares, you pay and receive the net asset value (NAV) per share.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

The Fund calculates the NAV per share each business day at the close of trading on the New York Stock Exchange (NYSE)(normally 1:00 p.m. Pacific time). The Fund does not calculate the NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, the Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. If market quotations are readily available for portfolio securities listed on a securities exchange or on the Nasdaq National Market System, the Fund values those securities at the last quoted sale price of the day or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The Fund values over-the-counter portfolio securities within the range of the most recent quoted bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Fund values them according to the broadest and most representative market as determined by the manager.

The Fund values portfolio securities underlying actively traded call options at their market price as determined above. The current market value of any option the Fund holds is its last sale price on the relevant exchange before the Fund values its assets. If there are no sales that day or if the last sale price is outside the bid and ask prices, the Fund values options within the range of the current closing bid and ask prices if the Fund believes the valuation fairly reflects the contract's market value.

The Fund determines the value of a foreign security as of the close of trading on the foreign exchange on which the security is traded or as of the close of trading on the NYSE, if that is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the foreign security is valued within the range of the most recent quoted bid and ask prices. Occasionally events that affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the NAV. If events materially affecting the values of these foreign securities occur during this period, the securities will be valued in accordance with procedures established by the board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the board. With the approval of the board, the Fund may use a pricing service, bank or securities dealer to perform any of the above described functions.

THE UNDERWRITER
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Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of the Fund's shares. Distributors is located at One Franklin Parkway, San Mateo, CA 94403-1906.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

Distributors does not receive compensation from the Fund for acting as underwriter of the Fund's Advisor Class shares.

PERFORMANCE
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Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return before taxes, average annual total return after taxes on distributions, and average annual total return after taxes on distributions and sale of sharesand current yield quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of these and other methods used by the Fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

Effective January 1, 1997, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to January 1, 1997, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after January 1, 1997, Advisor Class standardized performance quotations are calculated as described below.

AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES Average annual total return before taxes is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

The average annual total returns before taxes for the indicated periods ended May 31, 2004, were:



                    1 YEAR (%)   5 YEARS (%)  10 YEARS (%)
---------------------------------------------------------------------
Advisor Class         15.82         4.34         7.11



The following SEC formula was used to calculate these figures:

      n
P(1+T)  = ERV

where:

P  =  a hypothetical initial payment of $1,000
T  =  average annual total return
n  =  number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period.

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS
Average annual total return after taxes on distributions is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions. The calculation assumes that income dividends and capital gain distributions, less the taxes due on such distributions, are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, but assumes that the redemption itself had no tax consequences. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (E.G., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date.
Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (E.G., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (E.G., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return ~(pre-liquidation).The average annual total returns after taxes on distributions for the indicated periods ended May 31, 2004, were:


                    1 YEAR (%)   5 YEARS (%)  10 YEARS (%)
-------------------------------------------------------
Advisor Class         12.82       0.44          3.14

The following SEC formula was used to calculate these figures:

      n
P(1+T)  = ATV
             D

where:

P  =  a hypothetical initial payment of $1,000
T = average annual total return (after taxes on distributions) n = number of years
ATV  =  ending value of a hypothetical $1,000 payment made at the beginning
   D of each period at the end of each period, after taxes on fund distributions but not after taxes on redemption.

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES Average annual total return after taxes on distributions and sale of fund shares is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions and sale of fund shares. The calculation assumes that income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, including taxes upon sale of fund shares. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (E.G., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (E.G., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (E.G., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds, after deducting any nonrecurring charges assessed at the end of the period, subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption. In determining the basis for a reinvested distribution, the distribution is included net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law. The amount and character (E.G., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the initial investment and each subsequent purchase through reinvested distributions. Shares acquired through reinvestment of distributions are not assumed to have the same holding period as the initial investment. The tax character of such reinvestments is determined by the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) is calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal law applicable on the redemption date. Shareholders are assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption, so that the taxpayer may deduct the capital losses in full.

The Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return
(post-liquidation).The average annual total returns after taxes on distributions and redemption for the indicated periods ended May 31, 2004, were:


                    1 YEAR (%)    5 YEARS (%)  10 YEARS (%)
-----------------------------------------------------------
Advisor Class         10.21          1.18        3.53


The following SEC formula was used to calculate these figures:

      n
P(1+T)  = ATV
              DR

where:

P  =  a hypothetical initial payment of $1,000
T  =  average annual total return (after taxes on distributions and redemptions)
n  =  number of years
ATV   =  ending value of a hypothetical $1,000 payment made at the beginning
   DR of each period at the end of each period, after taxes on fund distributions and redemption.


CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for the indicated periods ended May 31, 2004, were:

                1 YEAR  (%)   5 YEARS (%)  10 YEARS  (%)
-----------------------------------------------------------
Advisor Class         15.82         23.66        98.69


CURRENT YIELD Current yield shows the income per share earned by the Fund. It is calculated by dividing the net investment income per share earned during a 30-day base period by the net asset value per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of the class during the base period. The yield for the 30-day period ended May 31, 2004, was:


                   YIELD (%)
--------------------------------
ADVISOR CLASS         6.84

The following SEC formula was used to calculate this figure:

                    6
Yield = 2 [(a-b + 1)  - 1]
            ---
            cd

where:

a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d =  the net asset value per share on the last day of the period


CURRENT DISTRIBUTION RATE Current yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts that were or will be paid to shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share by a class during a certain period and dividing that amount by the current net asset value. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing and short-term capital gains, and is calculated over a different period of time. The current distribution rate for the 30-day period ended May 31, 2004, was:

                       DISTRIBUTION RATE
                              (%)
-------------------------------------------
Advisor Class                 7.60


VOLATILITY Occasionally statistics may be used to show the Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS Sales literature referring to the use of the Fund as a potential investment for IRAs, business retirement plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The Fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Resources is ~the parent company of the advisors and underwriter of Franklin Templeton funds.

COMPARISONS To help you better evaluate how an investment in the Fund may satisfy your investment goal, advertisements and other materials about the Fund may discuss certain measures of Fund performance as reported by various financial publications. Materials also may compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

o Dow Jones(R) Composite Average and its component averages - a price-weighted average of 65 stocks. The average is a combination of the Dow Jones Industrial Average (30 blue-chip stocks that are generally leaders in their industry), the Dow Jones Transportation Average (20 transportation stocks), and the Dow Jones Utilities Average (15 utility stocks involved in the production of electrical energy).

o Standard & Poor's(R) 500 Stock Index or its component indices - a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

o The New York Stock Exchange composite or component indices - an unmanaged capitalization-weighted index of all industrial, utilities, transportation, and finance stocks listed on the NYSE.


o Dow Jones Wilshire 5000 Total Market Index - measures the performance of all U.S.-headquartered equity securities with readily available price data. Over 5,000 capitalization weighted security returns are used to adjust the index.


o Lipper, Inc. - Mutual Fund Performance Analysis and Lipper - Equity Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.


o Financial publications: THE WALL STREET JOURNAL, and BUSINESS WEEK, FINANCIAL WORLD, FORBES, FORTUNE, and MONEY magazines - provide performance statistics over specified time periods.


o Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.
~
o STOCKS, BONDS, BILLS, AND INFLATION, published by Ibbotson Associates - historical measure of yield, price, and total return for large and small company stock, long-term government bonds, Treasury bills, and inflation.

o Savings and Loan Historical Interest Rates - as published by the FEDERAL RESERVE H15 REPORT.


o Historical data supplied by the research departments of Credit Suisse First Boston LLC, J.P. Morgan Chase & Co., Citigroup Global Markets, Merrill Lynch & Co., and Lehman Brothers(R).


o Morningstar(R) - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.

From time to time, advertisements or information for the Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information also may compare the Fund's performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in the Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. CDs are frequently insured by an agency of the U.S. government. An investment in the Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION
-------------------------------------------------------------------------------


The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Savings Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Savings Planner leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that these goals will be met.

The Fund is a member of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services approximately 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization. Together, Franklin Templeton Investments has over $353 billion in assets under management for more than 5 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 103 U.S. based open-end investment companies to the public. The Fund may identify itself by its Nasdaq symbol or CUSIP number.


Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment goals, no two are exactly alike. Shares of the Fund are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

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DESCRIPTION OF RATINGS

CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE (MOODY'S)

INVESTMENT GRADE

Aaa: Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A: Bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

BELOW INVESTMENT GRADE

Ba: Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

~Ca: Bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C: Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS GROUP (S&P(R))

INVESTMENT GRADE

AAA: This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in a small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BELOW INVESTMENT GRADE

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.
~
C: Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating also may reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

SHORT-TERM DEBT & COMMERCIAL PAPER RATINGS

MOODY'S

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations for both short-term debt and commercial paper, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.






                          FRANKLIN HIGH INCOME TRUST
                               FILE NOS. 2-30203
                                   811-1608

                                   FORM N-1A

                                    PART C
                               OTHER INFORMATION

Item 22.   Exhibits

      The following exhibits are incorporated by reference to the previously filed documents indicated below, except as noted:

      (a)  Agreement and Declaration of Trust

           (i)  Agreement and Declaration of Trust dated May 14, 1996
                Filing: Post-Effective Amendment No. 38 to Registration Statement on Form N-1A
                File No. 2-30203
                Filing Date: September 30, 1997

           (ii) Certificate of Amendment of Agreement and Declaration of Trust of Age High Income Fund dated July 15, 1996
                Filing: Post-Effective Amendment No. 38 to Registration Statement on Form N-1A
                File No. 2-30203
                Filing Date: September 30, 1997

          (iii) Certificate of Amendment of Agreement and Declaration of Trust of Franklin High Income Trust dated July 19, 2001
                Filing: Post-Effective Amendment No. 43 to Registration Statement on Form N-1A
                File No. 2-30203
                Filing Date: September 27, 2001

          (iv)  Certificate of Trust of Age High Income Fund dated May 14, 1996
                Filing: Post-Effective Amendment No. 38 to Registration Statement on Form N-1A
                File No. 2-30203
                Filing Date: September 30, 1997

           (v) Certificate of Amendment to the Certificate of Trust of Age High Income Fund dated July 15, 1996
                Filing: Post-Effective Amendment No. 38 to Registration Statement on Form N-1A
                File No. 2-30203
                Filing Date: September 30, 1997

      (b)  By-Laws

           (i)  By-Laws
                Filing: Post-Effective Amendment No. 36 to Registration Statement on Form N-1A
                File No. 2-30203
                Filing Date: August 2, 1996

           (ii) Amendment dated October 10, 2002 to the Bylaws

      (c)  Instruments Defining Rights of Securities Holders

           Not Applicable

      (d)  Investment Advisory Contracts

           (i) Management Agreement between Registrant and Franklin Advisers, Inc. dated September 13, 1996
                Filing: Post-Effective Amendment No. 38 to Registration Statement on Form N-1A
                File No. 2-30203
                Filing Date: September 30, 1997

      (e)  Underwriting Contracts

          (i) Amended and Restated Distribution Agreement dated October 31, 2000 between Registrant and Franklin/Templeton Distributions, Inc.
                Filing: Post-Effective Amendment No. 43 to Registration Statement on Form N-1A
                File No. 2-30203
                Filing Date: September 27, 2001

(ii)  Forms of Dealer Agreements between Franklin/Templeton Distributors, Inc.
                and Securities Dealers dated November 1, 2003


      (f)  Bonus or Profit Sharing Contracts

           Not Applicable

      (g)  Custodian Agreements

           (i) Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996
                Filing: Post-Effective Amendment No. 38 to Registration Statement on Form N-1A
                File No. 2-30203
                Filing Date: September 30, 1997

          (ii) Amendment dated May 7, 1997, to the Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996
                Filing: Post-Effective Amendment No. 39 to Registration Statement on Form N-1A
                File No. 2-30203
                Filing Date:  July 21, 1998

          (iii) Amendment dated February 27, 1998, to Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996
                Filing: Post-Effective Amendment No. 43 to Registration Statement on Form N-1A
                File No. 2-30203
                Filing Date: September 27, 2001

           (iv) Amendment dated May 16, 2001 to Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996
                Filing: Post-Effective Amendment No. 43 to Registration Statement on Form N-1A
                File No. 2-30203
                Filing Date: September 27, 2001

            (v) Amendment dated September 1, 2003 to Exhibit A of the Master
                Custody Agreement between Registrant and Bank of New York dated February 16, 1996
                Filing: Post-Effective Amendment No. 47 to Registration Statement on Form N-1A
                File No. 2-30203
                Filing Date: September 29, 2003

           (vi) Amended and Restated Foreign Custody Manager Agreement between the Registrant and The Bank of New York dated May 16, 2001
                Filing: Post-Effective Amendment No. 43 to Registration Statement on Form N-1A
                File No. 2-30203
                Filing Date: September 27, 2001

          (vii) Amendment dated September 1, 2003 to Schedule 1 of the Amended and Restated Foreign Custody Manager Agreement between the Registrant and Bank of New York dated May 16, 2001
                Filing: Post-Effective Amendment No. 47 to Registration Statement on Form N-1A
                File No. 2-30203
                Filing Date: September 29, 2003

         (viii) Amendment dated October 6, 2003, to Schedule 2 of the Amended and Restated Foreign Custody Manager Agreement between the Registrant and Bank of New York dated May 16, 2001

           (ix) Terminal Link Agreement between Registrant and Bank of New York dated February 16, 1996
                Filing: Post-Effective Amendment No. 38 to Registration Statement on Form N-1A
                File No. 2-30203
                Filing Date: September 30, 1997

      (h)  Other Material Contracts

           (i) Subcontract for Fund Administrative Services dated January 1, 2001 between Franklin Advisers, Inc. and Franklin Templeton Services LLC
                Filing: Post-Effective Amendment No. 43 to Registration Statement on Form N-1A
                File No. 2-30203
                Filing Date: September 27, 2001

      (i)  Legal Opinion

           (i)  Opinion and Consent of Counsel dated July 14, 1998
                Filing: Post-Effective Amendment No. 39 to Registration Statement on Form N-1A
                File No. 2-30203
                Filing Date:  July 21, 1998

      (j)  Other Opinions

           (i)   Consent of Independent Registered Public Accounting Firm

      (k)  Omitted Financial Statements

      (l)  Initial Capital Agreements

           Not Applicable

      (m)  Rule 12b-1 Plan

           (i) Class A Distribution Plan pursuant to Rule 12b-1 between Registrant and Franklin/Templeton Distributors, Inc. dated September 13, 1996
                Filing: Post-Effective Amendment No. 38 to Registration Statement on Form N-1A
                File No. 2-30203
                Filing Date: September 30, 1997

          (ii) Class C Distribution Plan pursuant to Rule 12b-1 between Registrant and Franklin/Templeton Distributors, Inc. dated October 31, 2000
                Filing: Post-Effective Amendment No. 43 to Registration Statement on Form N-1A
                File No. 2-30203
                Filing Date: September 27, 2001

          (iii) Class B Distribution Plan pursuant to Rule 12b-1 between Registrant and Franklin/Templeton Distributors, Inc. dated October 16, 1998
                Filing: Post-Effective Amendment No. 41 to Registration Statement on Form N-1A
                File No. 2-30203
                Filing Date: July 23, 1999

          (iv) Class R Distribution Plan pursuant to Rule 12b-1 between Registrant and Franklin/Templeton Distributors, Inc. dated January 1, 2002
                Filing: Post-Effective Amendment No. 47 to Registration Statement on Form N-1A
                File No. 2-30203
                Filing Date: September 29, 2003

      (n)  Rule 18f-3 Plan

           (i)  Multiple Class Plan dated November 18, 2003

      (p)  Code of Ethics

           (i)  Code of Ethics dated May, 2004

      (q)  Power of Attorney

           (i)  Power of Attorney dated May 12, 2004

Item 23.   Persons Controlled by or Under Common Control with Registrant

           None

Item 24.   Indemnification

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a Court of appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue

Please see the Declaration of Trust, By-Laws, Management Agreement and Distribution Agreements previously filed as exhibits and incorporated herein by reference.

Item 25.   Business and Other Connections of Investment Adviser

The officers and directors of Franklin Advisers, Inc. (Advisers), Registrant's manager, also serve as officers and/or directors/trustees for
(1) Advisers' corporate parent, Franklin Resources, Inc., and/or (2) other investment companies in Franklin Templeton Investments. For additional information please see Part B and Schedules A and D of Form ADV of the Advisers (SEC File 801-26292), incorporated herein by reference, which sets forth the officers and directors of the Advisers and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years

Item 26.   Principal Underwriters

a) Franklin/Templeton Distributors, Inc. (Distributors) also acts as principal underwriter of shares of:

Franklin California Tax-Free Income Fund, Inc.
Franklin California Tax-Free Trust
Franklin Capital Growth Fund
Franklin Custodian Funds, Inc.
Franklin Federal Money Fund
Franklin Federal Tax-Free Income Fund
Franklin Floating Rate Trust
Franklin Global Trust
Franklin Gold and Precious Metals Fund
Franklin Investors Securities Trust
Franklin Managed Trust
Franklin Money Fund
Franklin Municipal Securities Trust
Franklin Mutual Recovery Fund
Franklin Mutual Series Fund Inc.
Franklin New York Tax-Free Income Fund
Franklin New York Tax-Free Trust
Franklin Real Estate Securities Trust
Franklin Strategic Mortgage Portfolio
Franklin Strategic Series
Franklin Tax-Exempt Money Fund
Franklin Tax-Free Trust
Franklin Templeton Fund Allocator Series
Franklin Templeton Global Trust
Franklin Templeton International Trust
Franklin Templeton Money Fund Trust
Franklin Templeton Variable Insurance Products Trust
Franklin Value Investors Trust
Institutional Fiduciary Trust

Templeton Capital Accumulator Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Funds, Inc.
Templeton Global Investment Trust
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund, Inc.
Templeton Income Trust
Templeton Institutional Funds, Inc.


b) The information required by this Item 26 with respect to each director and officer of Distributors is incorporated by reference to Part B of this N-1A and Schedule A of Form BD filed by Distributors with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (SEC File No. 8-5889)

c) Not Applicable. Registrant's principal underwriter is an affiliated person of an affiliated person of the Registrant

Item 27.   Location of Accounts and Records

The accounts, books or other documents required to be maintained by Section 31 (a) of the Investment Company Act of 1940 are kept by the Trust or its shareholder services agent, Franklin Templeton Investor Services LLC, both of whose address is One Franklin Parkway, San Mateo, CA 94403-1906

Item 28.   Management Services

There are no management-related service contracts not discussed in Part A or Part B

Item 29.   Undertakings

      Not Applicable


                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Mateo and the State of California, on the 27th day of September, 2004.


                                    FRANKLIN HIGH INCOME TRUST
                                    (Registrant)

                                    By /s/ DAVID P. GOSS
                                       David P. Goss
                                       Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Rupert H. Johnson, Jr.*             Trustee and Chief Executive
Rupert H. Johnson, Jr.              Officer - Investment Management
                                    Dated:  September 27, 2004

Jimmy D. Gambill*                   Chief Executive Officer -
Jimmy D. Gambill                    Finance and Administration
                                    Dated:  September 27, 2004

Galen Vetter*                       Chief Financial Officer
Galen Vetter                        Dated:  September 27, 2004

Frank H. Abbott, III*               Trustee
Frank H. Abbott, III                Dated:  September 27, 2004

Harmon E. Burns*                    Trustee
Harmon E. Burns                     Dated:  September 27, 2004

Robert F. Carlson*                  Trustee
Robert F. Carlson                   Dated:  September 27, 2004

S. Joseph Fortunato*                Trustee
S. Joseph Fortunato                 Dated:  September 27, 2004

Frank W. T. LaHaye*                 Trustee
Frank W. T. LaHaye                  Dated:  September 27, 2004


*By /s/ DAVID P. GOSS
    David P. Goss, Attorney-in-Fact
    (pursuant to Power of Attorney filed herewith)


                          FRANKLIN HIGH INCOME TRUST
                            REGISTRATION STATEMENT
                                EXHIBITS INDEX

                                                        PAGE NO. IN
                                                        SEQUENTIAL
                                                        NUMBERING
EXHIBIT NO.              DESCRIPTION                    SYSTEM

EX-99.(a)(i)             Agreement and Declaration      *
                         of Trust dated May 14, 1996

EX-99.(a)(ii)            Certificate of Amendment of    *
                         Agreement and Declaration
                         of Trust of Age High Income
                         Fund dated July 15, 1996

EX-99.(a)(iii)           Certificate of Amendment of    *
                         Agreement and Declaration
                         of Trust of Franklin High
                         Income Trust dated July 19,
                         2001

EX-99.(a)(iv)            Certificate of Trust of Age    *
                         High Income Fund dated May
                         14, 1996

EX-99.(a)(v)             Certificate of Amendment to    *
                         the Certificate of Trust of
                         Age High Income Fund dated
                         July 15, 1996

EX-99.(b)(i)             By-Laws                        *

EX-99.(b)(ii)            Amendment dated October 10,    Attached
                         2002 to the Bylaws

EX-99.(d)(i)             Management Agreement           *
                         between Registrant and
                         Franklin Advisers, Inc.
                         dated September 13, 1996

EX-99.(e)(i)             Amended and Restated           *
                         Distribution Agreement
                         dated October 31, 2000,
                         between Registrant and
                         Franklin/Templeton
                         Distributors, Inc.

EX-99.(e(ii)             Forms of Dealer Agreements     Attached
                         between Franklin/Templeton
                         Distributors, Inc. and
                         Securities Dealers dated
                         November 1, 2003

EX-99.(g)(i)             Master Custody Agreement       *
                         between Registrant and Bank
                         of New York dated February
                         16, 1996

EX-99.(g) (ii)           Amendment dated May 7,         *
                         1997, to the Master Custody
                         Agreement between
                         Registrant and Bank of New
                         York dated February 16, 1996

EX-99.(g)(iii)           Amendment dated February       *
                         27, 1998, to  Master
                         Custody Agreement between
                         Registrant and Bank of New
                         York dated February 16, 1996

EX-99.(g)(iv)            Amendment dated May 16,        *
                         2001 to Master Custody
                         Agreement between
                         Registrant and Bank of New
                         York dated February 16, 1996

EX-99.(g)(v)             Amendment dated September      *
                         1, 2003, to Exhibit A of
                         the Master Custody
                         Agreement between
                         Registrant and Bank of New
                         York dated February 16, 1996

EX-99.(g)(vi)            Amended and Restated           *
                         Foreign Custody Manager
                         Agreement between the
                         Registrant and The Bank of
                         New York dated May 16, 2001

EX-99.(g)(vii)           Amendment dated September      *
                         1, 2003 to Schedule 1 of
                         the Amended and Restated
                         Foreign Custody Manager
                         Agreement between the
                         Registrant and Bank of New
                         York dated May 16, 2001

EX-99.(g)(viii)          Amendment dated October 6,     Attached
                         2003, to Schedule 2 of the
                         Amended and Restated
                         Foreign Custody Manager
                         Agreement between the
                         Registrant and Bank of New
                         York

EX-99.(g)(ix)            Terminal Link Agreement        *
                         between Registrant and Bank
                         of New York dated February
                         16, 1996

EX-99.(h)(i)             Subcontract for Fund           *
                         Administrative Services
                         dated January 1, 2001
                         between Franklin Advisers,
                         Inc. and Franklin Templeton
                         Services, LLC.

EX-99.(i)(i)             Opinion and Consent of         *
                         Counsel dated July 14, 1998

EX-99.(j)(i)             Consent of Independent         Attached
                         Registered Public
                         Accounting Firm

EX-99.(m)(i)             Class A Distribution Plan      *
                         pursuant to Rule 12b-1
                         between Registrant and
                         Franklin/Templeton
                         Distributors, Inc. dated
                         September 13, 1996

EX-99.(m)(ii)            Class C Distribution Plan      *
                         pursuant to Rule 12b-1
                         between Registrant and
                         Franklin/Templeton
                         Distributors, Inc. dated
                         October 31, 2000

EX-99.(m)(iii)           Class B Distribution Plan      *
                         pursuant to Rule 12b-1
                         between Registrant and
                         Franklin/Templeton
                         Distributors, Inc. dated
                         October 16, 1998

EX-99(m)(iv)             Class R Distribution Plan      *
                         pursuant to Rule 12b-1
                         between Registrant and
                         Franklin/Templeton
                         Distributors, Inc. dated
                         January 1, 2002

EX-99.(n)(i)             Multiple Class Plan dated      Attached
                         November 18, 2003

EX-99.(p)(i)             Code of Ethics dated May,      Attached
                         2004

EX-99.(q)(i)             Power of Attorney dated May    Attached
                         12, 2004

* Incorporated by Reference